File Numbers: 033-79170; 811-8524
Filed under Rule 497(c)

EQUITABLE LIFE INSURANCE COMPANY OF IOWA
SEPARATE ACCOUNT A OF EQUITABLE LIFE INSURANCE COMPANY OF IOWA

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                                   PROFILE OF

                                   EQUI-SELECT

                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                            VARIABLE ANNUITY CONTRACT

                                   MAY 1, 2002

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     This Profile is a summary of some of the more important points that you should know and consider before purchasing the Contract. The Contract is more fully described in the full prospectus which accompanies this Profile. Please read the prospectus carefully.
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1.   THE ANNUITY CONTRACT
The Contract offered in this prospectus is an individual flexible premium deferred variable annuity contract between you and Equitable Life Insurance Company of Iowa ("Equitable Life," "we," "us" or the "Company"). The Contract provides a means for you to invest on a tax-deferred basis in one or more of the mutual fund investment portfolios through our Separate Account A listed below. Keep in mind that you can lose or not make any money.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the date on which you start receiving the annuity payments under your Contract. The amounts you accumulate during the accumulation phase will determine the amount of annuity payments you will receive. The income phase begins when you start receiving regular annuity payments from your Contract on the annuity start date.

You determine (1) the amount and frequency of premium payments, (2) the investments, (3) transfers between investments, (4) the type of annuity to be paid after the accumulation phase, (5) the beneficiary who will receive the death benefits, and (6) the amount and frequency of withdrawals.

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2.   YOUR ANNUITY PAYMENTS (THE INCOME PHASE)
Annuity payments are the periodic payments you will begin receiving on the annuity start date. You may choose one of the following fixed annuity payment options:

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                                           ANNUITY OPTIONS
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     PLAN A.   INTEREST
        Option 1              The contract value, less any applicable taxes not previously deducted, may be left on deposit with the Company for five (5)
                              years. We will make fixed payments monthly, quarterly,
                              semi-annually, or annually. We do not make monthly payments if the contract value applied to this option is less than $100,000. You may not withdraw the proceeds until the end of the five (5) year period.

        Option 2              The cash surrender value may be left on deposit with us for a specified period. Interest will be paid annually. All or part of the proceeds may be withdrawn at any time.
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     PLAN B.   FIXED PERIOD
                              The contract value, less any applicable taxes not previously deducted, will be paid until the proceeds, plus interest, are paid in full. Payments may be paid annually or monthly for a period of not more than thirty (30) years nor less than five (5) years. The
                              Contract provides for a table of minimum annual payments. They are based on the age of the annuitant or the beneficiary.
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     PLAN C.   LIFE INCOME
                              The contract value less any applicable taxes not previously deducted will be paid in monthly or annual payments for as long as the annuitant or beneficiary, whichever is appropriate, lives. We have the right to require proof satisfactory to it of the age and sex of such person and proof of continuing survival of such person. A minimum number of payments may be guaranteed, if desired. The Contract provides for a table of minimum annual payments. They are based on the age of the annuitant or the beneficiary.
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3.   PURCHASE (BEGINNING OF THE ACCUMULATION PHASE)
The minimum premium payment for Non-Qualified Contracts is an aggregate of $5,000 the first year. You may make additional payments of at least $100 or more at any time after the free look period. Under certain circumstances, we may waive and/or modify the minimum subsequent payment requirement. For Qualified Contracts, you may make the minimum payments of $100 per month if payroll deduction is used; otherwise it is an aggregate of $2,000 per year. Prior approval must be obtained from us for subsequent payments in excess of $500,000 or for total payments in excess of $1,000,000. We reserve the right to accept or decline any application or payment. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data.

We will issue a Contract only if both the annuitant and the contract owner are not older than age 85.

Replacing your existing annuity contract(s) with the Contract may not be beneficial to you. Your existing Contract may be subject to fees or penalties on surrender.

Who may purchase this Contract? The Contract may be purchased by individuals as part of a personal retirement plan (a "non-qualified Contract"), or as a Contract that qualifies for special tax treatment when purchased as either an Individual Retirement Annuity (IRA) or in connection with a qualified retirement plan (each a "qualified Contract").

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IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other benefits including death benefits and the ability to receive a lifetime income. See "Expenses" in this profile.

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot risk getting back less money than you put in. YOU SHOULD NOT BUY THIS CONTRACT: (1) IF YOU ARE LOOKING FOR A SHORT-TERM INVESTMENT; (2) IF YOU CANNOT RISK GETTING BACK LESS MONEY THAN YOU PUT IN; OR
(3) YOUR ASSETS ARE IN A PLAN WHICH PROVIDES FOR TAX-DEFERRAL AND YOU SEE NO OTHER REASON TO PURCHASE THIS CONTRACT.

4.   THE INVESTMENT PORTFOLIOS
You can direct your money into any one or more of the following mutual fund investment portfolios through our Separate Account A. If you invest in any of the following investment portfolios, depending on market conditions, you may make or lose money:

THE GCG TRUST
  All Cap                          Growth                      Mid-Cap Growth
  Capital Appreciation             Hard Assets                 Real Estate
  Capital Growth                   International Equity        Research
  Capital Guardian Small Cap       Investors                   Strategic Equity
  Core Bond                        Large Cap Value             Total Return
  Developing World                 Limited Maturity Bond       Value Equity
  Equity Income                    Liquid Asset                Van Kampen Growth and Income
  Fully Managed                    Managed Global

ING VARIABLE INSURANCE TRUST                         PRUDENTIAL SERIES FUND, INC.
  (FORMERLY PILGRIM VARIABLE INSURANCE TRUST)           Jennison Portfolio
  ING VP Worldwide Growth

THE PIMCO VARIABLE INSURANCE TRUST
  PIMCO High Yield Portfolio
  PIMCO StocksPLUS Growth
     and Income Portfolio

5.   EXPENSES
The Contract has insurance features and investment features, and there are costs related to each. The Company deducts an annual contract administrative charge of $30. We also collect a mortality and expense risk charge and an asset-based administrative charge. These 2 charges are deducted daily directly from the amounts in the investment portfolios. The annual rate of the asset-based administrative charge and the mortality and expense risk charge is as follows:

     Mortality & Expense Risk Charge.........................    1.25%
     Asset-Based Administrative Charge.......................    0.15%
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          Total..............................................    1.40%

Each investment portfolio has charges for investment management fees and other expenses. These charges, which vary by investment portfolio, currently range from 0.54% to 1.76% annually (see table below) of the portfolio's average daily net asset balance.

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We deduct a surrender charge if you surrender your Contract or withdraw an amount exceeding earnings plus the free withdrawal amount. We also deduct a surrender charge if you annuitize under Plan A Option 1.

If you withdraw money from your Contract, or if you begin receiving annuity payments, we may deduct a premium tax of 0%-3.5% to pay to your state.

At any time you may make a withdrawal, without the imposition of a surrender charge, of an amount equal to the sum of:

     (1) earnings (Contract value less unliquidated premium payments not withdrawn);

     (2)  payments in the Contract for more than eight years; and

     (3) an amount which is equal to 10% of the payments in the Contract for less than eight years, fixed at the time of the first withdrawal in the contract year, plus 10% of the payments made after the first withdrawal in the contract year but before the next contract anniversary, less any withdrawals in the same Contract year of payments less than eight years old.

The following table shows the schedule of the surrender charge that will apply. The surrender charge is a percent of each premium payment.

     COMPLETE YEARS ELAPSED        0    1    2    3    4    5    6    7    8+
        SINCE PREMIUM PAYMENT
     SURRENDER CHARGE              8%   7%   6%   5%   4%   3%   2%   1%   0%

The following table is designed to help you understand the Contract charges. The "Total Annual Insurance Charges" column includes the maximum mortality and expense risk charge, the asset-based administrative charge, and reflects the annual contract administrative charge as 0.09% (based on an average contract value of $33,000). The "Total Annual Investment Portfolio Charges" column reflects the portfolio charges for each portfolio and are based on actual expenses as of December 31, 2001, except for portfolios that commenced operations during 2001, where the charges have been annualized. The column "Total Annual Charges" reflects the sum of the previous two columns. The columns under the heading "Examples" show you how much you would pay under the Contract for a 1-year period and for a 10-year period.

As required by the Securities and Exchange Commission, the examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money at the end of Year 1 or at the end of Year 10. For Years 1 and 10, the examples show the total annual charges assessed during that time. For these examples, the premium tax is assumed to be 0%.

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                                                    TOTAL ANNUAL                                    EXAMPLES:
                                                                                                    --------
                                TOTAL ANNUAL         INVESTMENT            TOTAL          TOTAL CHARGES AT THE END OF:
                                  INSURANCE           PORTFOLIO           ANNUAL
INVESTMENT PORTFOLIO               CHARGES             CHARGES            CHARGES          1 YEAR          10 YEARS
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THE GCG TRUST
All Cap                             1.49%              1.01%              2.50%              $105            $284
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Capital Appreciation                1.49%              0.95%              2.44%              $105            $278
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Capital Growth                      1.49%              1.02%              2.51%              $105            $285
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Capital Guardian Small Cap          1.49%              0.95%              2.44%              $105            $278
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Core Bond                           1.49%              1.01%              2.50%              $105            $284
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Developing World                    1.49%              1.76%              3.25%              $113            $355
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Equity Income                       1.49%              0.95%              2.44%              $105            $278
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Fully Managed                       1.49%              0.95%              2.44%              $105            $278
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Growth                              1.49%              1.02%              2.51%              $105            $285
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Hard Assets                         1.49%              0.95%              2.44%              $105            $278
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International Equity                1.49%              1.26%              2.75%              $108            $308
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Investors                           1.49%              1.01%              2.50%              $105            $284
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Large Cap Value                     1.49%              1.01%              2.50%              $105            $284
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Limited Maturity Bond               1.49%              0.54%              2.03%              $101            $236
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Liquid Asset                        1.49%              0.54%              2.03%              $101            $236
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Managed Global                      1.49%              1.26%              2.75%              $108            $308
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Mid-Cap Growth                      1.49%              0.89%              2.38%              $104            $272
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Real Estate                         1.49%              0.95%              2.44%              $105            $278
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Research                            1.49%              0.89%              2.38%              $104            $272
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Strategic Equity                    1.49%              0.95%              2.44%              $105            $278
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Total Return                        1.49%              0.89%              2.38%              $104            $272
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Value Equity                        1.49%              0.95%              2.44%              $105            $278
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Van Kampen Growth
  and Income                        1.49%              0.95%              2.44%              $105            $278

ING VARIABLE INSURANCE TRUST
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ING VP Worldwide Growth             1.49%              1.23%              2.72%              $108            $305
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THE PIMCO VARIABLE INSURANCE TRUST
PIMCO High Yield                    1.49%              0.75%              2.24%              $103            $257
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PIMCO StocksPLUS
  Growth and Income                 1.49%              0.65%              2.14%              $102            $247
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THE PRUDENTIAL SERIES FUND, INC.
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Jennison                            1.49%              1.04%              2.53%              $106            $287
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The "Total Annual Investment Portfolio Charges" reflect current expense reimbursements for applicable portfolios. The Year 1 examples above include an 8% surrender charge. For more detailed information, see the fee table in the prospectus for the Contract.

6.   TAXES
Under a qualified Contract, your premiums are generally pre-tax or tax deductible contributions and accumulate on a tax-deferred basis. Premiums and earnings are generally taxed as income when you make a withdrawal or begin receiving annuity payments, presumably when you are in a lower tax bracket.

Under a non-qualified Contract, premiums are paid with after-tax dollars, and any earnings will accumulate tax-deferred. You will generally be taxed on these earnings, but not on premiums, when you make a withdrawal, begin receiving annuity payments, or we pay a death benefit.

For owners of most qualified Contracts, when you reach age 70 1/2 (or in some cases, retire), you will be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts. If you are younger

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than 59 1/2 when you take money out, in most cases, you will be charged a 10% federal penalty tax on the amount withdrawn.

7.   WITHDRAWALS
You can withdraw your money at any time during the accumulation phase. You may elect in advance to take systematic withdrawals which are described below. Withdrawals above the free withdrawal amount may be subject to a surrender charge. Income taxes and a penalty tax may apply to amount withdrawn.

8.   PERFORMANCE
The value of your Contract will fluctuate depending on the investment performance of the portfolio(s) you choose. The following chart shows average annual total return for each portfolio for the time periods shown. These numbers reflect the deduction of the mortality and expense risk charge, the asset-based administrative charge and the annual contract fee, but do not reflect deductions for any surrender charges. Please keep in mind that past performance is not a guarantee of future results.

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                                                                                   CALENDAR YEAR
INVESTMENT PORTFOLIO                              2001       2000       1999       1998       1997       1996      1995
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Managed by A I M Capital Management, Inc.
       Capital Appreciation(1)                  -14.19%    -16.49%     22.81%     11.01%     27.06%     18.31%     28.43%
       Strategic Equity(2)                      -22.21%    -13.76%     53.97%     -0.66%     21.34%     17.46%       --
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Managed by Alliance Capital Management L.P.
       Capital Growth (2)                       -14.93%    -18.37%     23.71%     10.32%     23.31%       --         --
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Managed by Baring International Investment Limited
       Developing World(2)                       -6.62%    -34.81%     59.31%        --         --        --         --
       Hard Assets(2)                           -13.34%     -6.15%     21.55%    -30.66%      4.59%     30.98%      9.20%
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Managed by Capital Guardian Trust Company
   Large Cap Value                               -5.03%        --         --         --         --        --         --
       Managed Global(3)                        -13.14%    -15.84%     60.93%     27.42%     10.51%     10.55%      5.87%
       Small Cap                                 -2.93%    -19.48%     48.41%     19.20%      8.69%     18.33%       --
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Managed by Eagle Asset Management, Inc.
       Value Equity                              -5.82%      7.17%     -0.98%      0.04%     25.41%      8.90%     33.90%
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Managed by ING Investment Management, LLC
       Limited Maturity Bond                      7.16%      6.14%     -0.37%      5.28%      5.09%      2.73%     10.22%
       Liquid Asset                               2.29%      4.48%      3.18%      3.49%      3.53%      3.38%      4.10%
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Managed by ING Investments, LLC
       ING VP Worldwide Growth                  -19.71%        --         --         --         --        --         --
       International Equity Portfolio(6)        -23.75%    -27.02%     51.20%      3.84%     -3.72%       --         --
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Managed by Janus Capital Management LLC
       Growth(2)                                -31.10%    -23.16%     75.55%     25.01%     14.06%       --         --
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Managed by Prudential Series Fund, Inc
       Jennison Portfolio                       -19.70%        --         --         --         --        --         --
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Managed by Massachusetts Financial Services Company
       Mid-Cap Growth                           -24.62%      6.57%     76.47%     21.00%     17.90%     18.54%     27.58%
       Research                                 -22.49%     -5.96%     22.40%     21.24%     18.35%     21.33%     34.62%
       Total Return                              -1.00%     14.78%      1.84%      9.94%     19.08%     11.90%     22.73%
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Managed by Pacific Investment Management Company
       Core Bond(4)                               0.92%     -0.55%     -9.99%     10.20%     -0.84%      3.41%     14.69%
       PIMCO High Yield                           0.82%     -2.33%      1.49%        --          --        --         --
       PIMCO StocksPLUS
         Growth and Income                      -12.68%    -10.84%     18.08%        --          --        --         --
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Managed by Salomon Brothers Asset Management
       Investors                                 -5.67%        --         --         --         --         --         --
       All Cap                                    0.38%        --         --         --         --         --         --
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Managed by T. Rowe Price Associates, Inc.
       Equity Income(2)                          -0.16%     11.27%     -2.20%      6.66%     15.70%      7.09%     17.34%
       Fully Managed                              8.21%     20.18%      5.34%      4.32%     13.65%     14.51%     19.09%
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Managed by Van Kampen
       Van Kampen Growth and Income(7)          -13.18%     -3.56%     14.17%     12.45%     27.92%     18.69%     29.32%
       Real Estate(5)                             6.48%     29.08%     -5.24%    -14.75%     20.98%     32.99%     15.02%
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     (1)  Prior to April 1, 1999, a different firm managed the Portfolio.
     (2)  Prior to March 1, 1999, a different firm managed the Portfolio.
     (3)  Prior to February 1, 2000, a different firm managed the Portfolio.
     (4) Prior to May 1, 2001, a different firm managed the Portfolio using a different investment style.
     (5) Prior to April 28, 2000, a different firm managed the Portfolio.
     (6) Prior to December 14, 2001, a different firm managed the Portfolio.
     (7) Prior to January 29, 2002, a different firm managed the Portfolio.

9.   DEATH BENEFIT
We will pay a death benefit if the annuitant dies before the annuity start date. Assuming you are the annuitant, if you die during the accumulation phase, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. The death benefit value is calculated at the close of the business day on which we receive written notice and due proof of death, as well as properly completed required claim forms, at our Customer Service Center. If the beneficiary elects to

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delay receipt of the death benefit now, the amount of the benefit payable in the future may be affected. The proceeds may be received in a single sum or applied to any of the annuity options within one year of death. If we do not receive a request to apply the death benefit proceeds to an annuity option, we will make a single sum distribution. We will generally pay death benefit proceeds within 7 days after our Customer Service Center has received sufficient information to make the payment. Please see "Federal Tax Considerations" in the prospectus.

The death benefit may be subject to certain mandatory distribution rules required by federal tax laws.

DEATH PROCEEDS
If the annuitant is less than AGE 67 at the time of purchase, the death benefit is the greatest of:

     (1)  the contract value;

     (2) the total premium payments made under the Contract after subtracting any withdrawals; or

     (3) the highest contract value (plus subsequent premiums less subsequent withdrawals) determined on every contract anniversary on or before your death beginning with the 8th contract anniversary and ending on the last anniversary prior to attained age 76.

If the annuitant is BETWEEN THE AGES OF 67 AND 75 at the time of purchase, the death benefit is the greatest of:

     (1)  the contract value;

     (2) the total premium payments made under the Contract after subtracting any withdrawals; or

     (3) The contract value (plus subsequent premiums less subsequent withdrawals) determined on the 8th contract anniversary on or before your death.

If the annuitant is AGE 76 OR OLDER at the time of purchase, the death benefit is the contract value.

If the owner or annuitant dies after the annuity start date, we will continue to pay benefits in accordance with the supplemental agreement in effect.

Note: In all cases described above, amounts could be reduced by premium taxes owed and withdrawals not previously deducted. Please refer to the Contract for more details.

10.  OTHER INFORMATION
     FREE LOOK. If you cancel your Contract within 10 days after you receive it, you will receive a full refund of your contract value. For purposes of the refund during the free look period, your contract value includes a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios, the contract value returned may be greater or less than the premium you paid. Some states require us to return to you the amount of the paid premium (rather than the contract value) in which case you will not be subject to investment risk during the free look period. Also, in some states, you may be entitled to a longer free look period. We determine your contract value at the close of the business on the day we receive your written refund request.

     TRANSFERS AMONG INVESTMENT PORTFOLIOS. Prior to the annuity start date, you may transfer your contract value among the subaccounts in which you are invested at the end of the free look period. We currently do not charge you for transfers made during a contract year, but reserve the right to charge the lesser of 2% of the Contract value transferred or $25 for each transfer after the twelfth transfer in a contract year. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgment or in accordance with applicable law. The transfer fee will be deducted from the amount which is transferred. Transfers will be based on values at the end of the business day in which the transfer request is received at our Customer Service Center.

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The minimum amount that you may transfer is $100 or, if less, your entire contract value.

To make a transfer, you must notify our Customer Service Center and all other administrative requirements must be met. Any transfer request received after 4:00 p.m. eastern time or the close of the New York Stock Exchange will be effected on the next business day. Separate Account A and the Company will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We require personal identifying information to process a request for transfer made over the telephone.

     NO PROBATE. In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate. See "Federal Tax Considerations-Taxation of Death Benefit Proceeds" in the prospectus for the Contract.

     ADDITIONAL FEATURES. This Contract has other features that may interest you. There is no additional charge for these features. These include:

          Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in the investment portfolios each month, which may give you a lower average cost per unit over time than a single one-time purchase. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. The minimum amount which may be transferred is $100. You must participate for at least five (5) months and have a minimum of $500 in the subaccount from which dollar cost averaging payments will be taken.

          Systematic Withdrawals. During the accumulation phase, you can arrange to have money sent to you at regular intervals throughout the year. Within limits, these withdrawals will not result in any withdrawal charge. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

          Automatic Rebalancing. If your contract value is $25,000 or more, you may elect to have the Company automatically readjust the money between your investment portfolios periodically to keep the blend you select. However, we reserve the right to offer the program on contracts with a lesser amount.

11.  INQUIRIES
If you need more information after reading this prospectus, please contact us at:

     CUSTOMER SERVICE CENTER
     P.O. BOX 2700
     WEST CHESTER, PENNSYLVANIA  19380
     (800) 366-0066
     or your registered representative.

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EQUITABLE LIFE INSURANCE COMPANY OF IOWA
SEPARATE ACCOUNT A OF EQUITABLE LIFE INSURANCE COMPANY OF IOWA

                           INDIVIDUAL FLEXIBLE PREMIUM
                            DEFERRED VARIABLE ANNUITY

                                   EQUI-SELECT
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                                                                     MAY 1, 2002

This prospectus describes an individual flexible premium deferred variable Contract (the "Contract") offered by Equitable Life Insurance Company of Iowa ("Equitable Life" the "Company," "we" or "our"). The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("non-qualified Contracts").

The Contract provides a means for you to invest your premium payments in one or more mutual fund investment portfolios. Your contract value will vary daily to reflect the investment performance of the investment portfolio(s) you select. The investment portfolios available under your Contract and the portfolio managers are listed on the back of this cover.

For Contracts sold in some states, not all investment portfolios are available. The prospectuses of the GCG Trust, PIMCO Variable Insurance Trust, ING Variable insurance Trust and Prudential Series Fund, Inc. may contain portfolios not currently available in connection with your Contract. You have the right to return the Contract within 10 days after you receive it for a full refund of the contract value (which may be more or less than the premium payments you paid), or if required by your state, the original amount of your premium payment. Longer free look periods apply in some states.

REPLACING AN EXISTING ANNUITY WITH THE CONTRACT MAY NOT BE BENEFICIAL TO YOU. YOUR EXISTING ANNUITY MAY BE SUBJECT TO FEES OR PENALTIES ON SURRENDER, AND THE CONTRACT MAY HAVE NEW CHARGES. This prospectus provides information that you should know before investing and should be kept for future reference. A Statement of Additional Information ("SAI"), dated May 1, 2002, has been filed with the Securities and Exchange Commission ("SEC"). It is available without charge upon request. To obtain a copy of this document, write to our Customer Service Center at P.O. Box 2700, West Chester, Pennsylvania 19380 or call (800) 366-0066, or access the SEC's website (http://www.sec.gov). The table of contents of the SAI is on the last page of this prospectus and the SAI is made part of this prospectus by reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE GCG TRUST, THE PIMCO VARIABLE INSURANCE TRUST, THE ING VARIABLE INSURANCE TRUST OR THE PRUDENTIAL SERIES FUND, INC. IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

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THE INVESTMENT PORTFOLIOS AND THE MANAGERS ARE LISTED ON THE BACK OF THIS COVER.
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A I M CAPITAL MANAGEMENT, INC.               JENNISON ASSOCIATES LLC
   Capital Appreciation Series                  Jennison Portfolio
   Strategic Equity Series                      SP Jennison International Growth Portfolio
ALLIANCE CAPITAL MANAGEMENT L.P.
   Capital Growth Series                     MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                Mid-Cap Growth Series
BARING INTERNATIONAL INVESTMENT LIMITED         Research Series
   Developing World Series                      Total Return Series
   Hard Assets Series
                                             PACIFIC INVESTMENT MANAGEMENT COMPANY
CAPITAL GUARDIAN TRUST COMPANY                  Core Bond Series
   Capital Guardian Small Cap Series            PIMCO High Yield Portfolio
   Large Cap Value Series                       PIMCO StocksPLUS Growth and Income Portfolio
   Managed Global Series
                                             SALOMON BROTHERS ASSET MANAGEMENT, INC.
EAGLE ASSET MANAGEMENT, INC.                    All Cap Series
   Value Equity Series                          Investors Series

ING INVESTMENT MANAGEMENT, LLC               T. ROWE PRICE ASSOCIATES, INC.
   Limited Maturity Bond Series                 Equity Income Series
   Liquid Asset Series                          Fully Managed Series

ING INVESTMENTS, LLC                         VAN KAMPEN
   International Equtiy Series                  Real Estate Series
   ING VP Worldwide Growth Portfolio            Van Kampen Growth and Income Series

JANUS CAPITAL CORPORATION
   Growth Series

THE ABOVE MUTUAL FUND INVESTMENT PORTFOLIOS ARE PURCHASED AND HELD BY CORRESPONDING DIVISIONS OF OUR SEPARATE ACCOUNT A. WE REFER TO THE DIVISIONS AS "SUBACCOUNTS."

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                                TABLE OF CONTENTS
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                                                                       PAGE

         Index of Special Terms.....................................     1
         Fees and Expenses..........................................     2
         Equitable of Iowa Separate Account A.......................     9
         The Trusts and Funds.......................................     9
         The Annuity Contract.......................................    10
               Contract Date and Contract Year .....................    10
               Annuity Start Date...................................    10
               Contract Owner.......................................    10
               Annuitant............................................    10
               Beneficiary..........................................    10
               Purchase and Availability of the Contract............    11
               Crediting of Premium Payments........................    11
               Administrative Procedures............................    12
               Contract Value.......................................    12
               Cash Surrender Value.................................    13
               Surrendering to Receive the Cash Surrender Value.....    13
               The Subaccounts......................................    13
               Addition, Deletion or Substitution of Subaccounts
                  and Other Changes.................................    13
               Other Important Provisions...........................    14
         Withdrawals................................................    14
         Death Benefit..............................................    18
               Death Benefit During the Accumulation Period.........    18
                   Death Proceeds...................................    18
                   Death of Annuitant...............................    19
                   Death of Owner...................................    19
                   Trust Beneficiary................................    20
                   Required Distributions upon Contract
                      Owner's Death.................................    20
         Charges and Fees...........................................    21
               Charges Deducted from the Contract Value.............    21
                   Surrender Charge.................................    21
                   Free Withdrawal Amount...........................    21
                   Surrender Charge for Excess Withdrawals..........    21
                   Premium Taxes....................................    22
                   Administrative Charge............................    22
                   Transfer Charge..................................    22
               Charges Deducted from the Subaccounts................    22
                   Mortality and Expense Risk Charge................    22
                   Asset-Based Administrative Charge................    22
               Trust and Fund Expenses..............................    22
         The Annuity Options........................................    23
         Other Contract Provisions..................................    24
         Other Information..........................................    26

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                          TABLE OF CONTENTS (CONTINUED)
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                                                                       PAGE

         Federal Tax Considerations.................................    27
         Statement of Additional Information
               Table of Contents....................................    34
         Appendix A
               Condensed Financial Information......................    A1
         Appendix B
               The Investment Portfolios............................    B1
         Appendix C
               Surrender Charge for Excess Withdrawals Example......    C1

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                             INDEX OF SPECIAL TERMS
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The following special terms are used throughout this prospectus. Refer to the page(s) listed for an explanation of each term:

SPECIAL TERM                                        PAGE
Accumulation Unit                                     7
Annuitant                                            10
Annuity Start Date                                   10
Cash Surrender Value                                 13
Contract Date                                        10
Contract Owner                                       10
Contract Value                                       12
Contract Year                                        10
Free Withdrawal Amount                               21
Net Investment Factor                                 7
Death Benefit                                        18


The following terms as used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract:

TERM USED IN THIS PROSPECTUS            CORRESPONDING TERM USED IN THE CONTRACT
Surrender Charge                        Withdrawal Charge
Automatic Rebalancing                   Automatic Portfolio Rebalancing
Systematic Withdrawals                  Automatic Withdrawals
Annuity Start Date                      Maturity Date
Premium Payment                         Purchase Payment
Annual Contract Administrative Charge   Annual Contract Maintenance Charge
Business Day                            Valuation Date
Asset-Based Administrative Charge       Administrative Charge
Contract Date                           Issue Date
Contract Year                           Contract Anniversary Date
Accumulation Phase                      Accumulation Period
Cash Surrender Value                    Contract Withdrawal Value

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                                FEES AND EXPENSES
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CONTRACT OWNER TRANSACTION EXPENSES

     COMPLETE YEARS ELAPSED        0    1    2    3    4    5    6    7    8+
        SINCE PREMIUM PAYMENT
     SURRENDER CHARGE              8%   7%   6%   5%   4%   3%   2%   1%   0%

TRANSFER CHARGE

     There is no charge for the first 12 transfers in a Contract Year; thereafter the fee is the lesser of 2% of the Contract value transferred or $25.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE

      Administrative Charge.......................................    $    30

SEPARATE ACCOUNT ANNUAL CHARGES*

      Mortality and Expense Risk Charge...........................      1.25%
      Asset-Based Administrative Charge...........................      0.15%
                                                                        -----
      Total Separate Account Charges..............................      1.40%
      *As a percentage of average assets in each subaccount.

THE GCG TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of a portfolio):

----------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL FUND                      NET FUND
                                               DISTRIBUTION                    ANNUAL                         ANNUAL
                                                  AND/OR                      EXPENSES          TOTAL        EXPENSES
                                   INVESTMENT     SERVICE                     WITHOUT          WAIVERS         AFTER
                                    ADVISORY      (12B-1)       OTHER        WAIVERS OR          OR         WAIVERS OR
PORTFOLIO                              FEE          FEE       EXPENSES     REDUCTIONS(1)     REDUCTIONS     REDUCTIONS
----------------------------------------------------------------------------------------------------------------------
All Cap                               1.00%        0.00%        0.01%           1.01%           0.00%          1.01%
----------------------------------------------------------------------------------------------------------------------
Capital Appreciation                  0.94%        0.00%        0.01%           0.95%           0.00%          0.95%
----------------------------------------------------------------------------------------------------------------------
Capital Growth                        1.01%        0.00%        0.01%           1.02%           0.00%          1.02%
----------------------------------------------------------------------------------------------------------------------
Capital Guardian Small Cap            0.94%        0.00%        0.01%           0.95%           0.00%          0.95%
----------------------------------------------------------------------------------------------------------------------
Core Bond(1)                          1.00%        0.00%        0.01%           1.01%           0.00%          1.01%
----------------------------------------------------------------------------------------------------------------------
Developing World                      1.75%        0.00%        0.01%           1.76%           0.00%          1.76%
----------------------------------------------------------------------------------------------------------------------
Equity Income                         0.94%        0.00%        0.01%           0.95%           0.00%          0.95%
----------------------------------------------------------------------------------------------------------------------
Fully Managed                         0.94%        0.00%        0.01%           0.95%           0.00%          0.95%
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Growth (3)                            1.01%        0.00%        0.01%           1.02%           0.00%          1.02%
----------------------------------------------------------------------------------------------------------------------
Hard Assets                           0.94%        0.00%        0.01%           0.95%           0.00%          0.95%
----------------------------------------------------------------------------------------------------------------------
International Equity(1)               1.25%        0.00%        0.01%           1.26%           0.00%          1.26%
----------------------------------------------------------------------------------------------------------------------
Investors                             1.00%        0.00%        0.01%           1.01%           0.00%          1.01%
----------------------------------------------------------------------------------------------------------------------
Large Cap Value                       1.00%        0.00%        0.01%           1.01%           0.00%          1.01%
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Limited Maturity Bond                 0.53%        0.00%        0.01%           0.54%           0.00%          0.54%
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Liquid Asset                          0.53%        0.00%        0.01%           0.54%           0.00%          0.54%
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Managed Global                        1.25%        0.00%        0.01%           1.26%           0.00%          1.26%
----------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth                        0.88%        0.00%        0.01%           0.89%           0.00%          0.89%
----------------------------------------------------------------------------------------------------------------------
Real Estate                           0.94%        0.00%        0.01%           0.95%           0.00%          0.95%
----------------------------------------------------------------------------------------------------------------------
Research                              0.88%        0.00%        0.01%           0.89%           0.00%          0.89%
----------------------------------------------------------------------------------------------------------------------
Strategic Equity                      0.94%        0.00%        0.01%           0.95%           0.00%          0.95%
----------------------------------------------------------------------------------------------------------------------
Total Return                          0.88%        0.00%        0.01%           0.89%           0.00%          0.89%
----------------------------------------------------------------------------------------------------------------------
Value Equity                          0.94%        0.00%        0.01%           0.95%           0.00%          0.95%
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Van Kampen Growth and Income(4)       0.94%        0.00%        0.01%           0.95%           0.00%          0.95%
----------------------------------------------------------------------------------------------------------------------

     (1)  Annualized.
     (2)  Estimated investment advisory fee for year 2002.
     (3) DSI has agreed to a voluntary waiver of 0.05% of assets in excess of $1.3 billion with respect to the Growth Series through December 31, 2002.
     (4) DSI has agreed to a voluntary waiver of 0.05% of assets in excess of $840 million with respect to the Van Kampen Growth and Income Series through December 31, 2002.

ING VARIABLE INSURANCE TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of the portfolio)(1):

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                                                                          TOTAL FUND                      NET FUND
                                            DISTRIBUTION                    ANNUAL                         ANNUAL
                                               AND/OR                      EXPENSES          TOTAL        EXPENSES
                                INVESTMENT     SERVICE                     WITHOUT          WAIVERS         AFTER
                                 ADVISORY      (12B-1)       OTHER        WAIVERS OR          OR         WAIVERS OR
PORTFOLIO                           FEE          FEE       EXPENSES       REDUCTIONS     REDUCTIONS(1)   REDUCTIONS
-------------------------------------------------------------------------------------------------------------------
  ING VP Worldwide Growth
   (Class S Shares)               1.00%        0.25%        1.72%           2.97%           1.74%          1.23%
-------------------------------------------------------------------------------------------------------------------

     (1) ING Investments, LLC has entered into written expense limitation agreements with each Portfolio under which it will limit expenses of the Portfolio, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years. The amount of each Portfolio's expenses waived or reimbursed during the last fiscal year by ING Investments, LLC is shown under the heading "Total Waivers or Reductions" in the table above. For the Worldwide Growth Portfolio, the expense limits will continue through at least December 31, 2002.

THE PIMCO VARIABLE INSURANCE TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of a portfolio):

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                                                                          TOTAL FUND                      NET FUND
                                            DISTRIBUTION                    ANNUAL                         ANNUAL
                                               AND/OR                      EXPENSES          TOTAL        EXPENSES
                                INVESTMENT     SERVICE                     WITHOUT          WAIVERS         AFTER
                                 ADVISORY      (12B-1)       OTHER        WAIVERS OR          OR         WAIVERS OR
PORTFOLIO                           FEE          FEE      EXPENSES(1)     REDUCTIONS     REDUCTIONS(2)   REDUCTIONS
-------------------------------------------------------------------------------------------------------------------
  PIMCO High Yield (Class S
   Shares)                        0.25%        0.15%        0.36%           0.76%           0.01%          0.75%
-------------------------------------------------------------------------------------------------------------------
  PIMCO StocksPLUS Growth and
   Income (Class S Shares)        0.40%        0.15%        0.12%           0.67%           0.02%          0.65%
-------------------------------------------------------------------------------------------------------------------

     (1) "Other Expenses" reflects a 0.35% administrative fee for the High Yield Portfolio and a 0.10% administrative fee and 0.01% representing organizational expenses and pro rata Trustees' fees for the StocksPLUS Growth and Income Portfolio.
     (2) PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.75% and 0.65% of average daily net assets for the PIMCO High Yield and StocksPLUS Growth and Income Portfolios, respectively. Without such reductions, Total Annual Expenses for the fiscal year ended December 31, 2001 would have been 0.76% and 0.67% for the PIMCO High Yield Bond and StocksPLUS Growth and Income Portfolios, respectively. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

THE PRUDENTIAL SERIES FUND ANNUAL EXPENSES (as a percentage of the average daily net assets of the portfolio):

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                                                                          TOTAL FUND                      NET FUND
                                            DISTRIBUTION                    ANNUAL                         ANNUAL
                                               AND/OR                      EXPENSES          TOTAL        EXPENSES
                                INVESTMENT     SERVICE                     WITHOUT          WAIVERS         AFTER
                                 ADVISORY      (12B-1)       OTHER        WAIVERS OR          OR         WAIVERS OR
PORTFOLIO                           FEE          FEE       EXPENSES     REDUCTIONS(1)     REDUCTIONS     REDUCTIONS
-------------------------------------------------------------------------------------------------------------------
  Jennison (Class II Shares)      0.60%        0.25%        0.19%           1.04%           0.00%          1.04%
-------------------------------------------------------------------------------------------------------------------

The purpose of the foregoing tables is to help you understand the various costs and expenses that you will bear directly and indirectly. See the prospectuses of the Trust and Funds the for additional information on management or advisory fees and in some cases on other portfolio expenses.

Premium taxes (which currently range from 0% to 3.5% of premium payments) may apply, but are not reflected in the tables above or in the examples below.

EXAMPLES:

The following examples are based on an assumed 5% annual return.

Example 1:

If you surrender your Contract at the end of the applicable time period, or if you choose Payment plan A - Option 2, you would pay the following expenses for each $1,000 invested:

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                                       1 YEAR        3 YEARS        5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------

THE GCG TRUST
All Cap                                  $105          $138           $173          $284
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Capital Appreciation                     $105          $136           $170          $278
-----------------------------------------------------------------------------------------
Capital Growth                           $105          $138           $174          $285
-----------------------------------------------------------------------------------------
Capital Guardian Small Cap               $105          $136           $170          $278
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Core Bond                                $105          $138           $173          $284
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Developing World                         $113          $160           $210          $355
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Equity Income                            $105          $136           $170          $278
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Fully Managed                            $105          $136           $170          $278
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Growth                                   $105          $138           $174          $285
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Hard Assets                              $105          $136           $170          $278
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International Equity                     $108          $145           $185          $308
-----------------------------------------------------------------------------------------
Investors                                $105          $138           $173          $284
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Large Cap Value                          $105          $138           $173          $284
-----------------------------------------------------------------------------------------
Limited Maturity Bond                    $101          $124           $149          $236
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Liquid Asset                             $101          $124           $149          $236
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Managed Global                           $108          $145           $185          $308
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Mid-Cap Growth                           $104          $134           $167          $272
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Real Estate                              $105          $136           $170          $278
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Research                                 $104          $134           $167          $272
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Strategic Equity                         $105          $136           $170          $278
-----------------------------------------------------------------------------------------
Total Return                             $104          $134           $167          $272
-----------------------------------------------------------------------------------------
Value Equity                             $105          $136           $170          $278
-----------------------------------------------------------------------------------------
Van Kampen Growth and Income             $105          $136           $170          $278

ING VARIABLE INSURANCE TRUST
-----------------------------------------------------------------------------------------
ING VP Worldwide Growth                  $108          $144           $184          $305
-----------------------------------------------------------------------------------------

THE PIMCO VARIABLE INSURANCE TRUST
PIMCO High Yield                         $103          $130           $160          $257
-----------------------------------------------------------------------------------------
PIMCO StocksPLUS Growth and Income       $102          $127           $155          $247
-----------------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND
-----------------------------------------------------------------------------------------
Jennison                                 $106          $139           $175          $287
-----------------------------------------------------------------------------------------

Example 2:
If you do not surrender your Contract or if you annuitize on the annuity start date under a payment plan other than Plan A - Option 2, you would pay the following expenses for each $1,000 invested:

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                                       1 YEAR        3 YEARS        5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------

THE GCG TRUST
All Cap                                  $25           $ 78           $133          $284
-----------------------------------------------------------------------------------------
Capital Appreciation                     $25           $ 76           $130          $278
-----------------------------------------------------------------------------------------
Capital Growth                           $25           $ 78           $134          $285
-----------------------------------------------------------------------------------------
Capital Guardian Small Cap               $25           $ 76           $130          $278
-----------------------------------------------------------------------------------------
Core Bond                                $25           $ 78           $133          $284
-----------------------------------------------------------------------------------------
Developing World                         $33           $100           $170          $355
-----------------------------------------------------------------------------------------
Equity Income                            $25           $ 76           $130          $278
-----------------------------------------------------------------------------------------
Fully Managed                            $25           $ 76           $130          $278
-----------------------------------------------------------------------------------------
Growth                                   $25           $ 78           $134          $285
-----------------------------------------------------------------------------------------
Hard Assets                              $25           $ 76           $130          $278
-----------------------------------------------------------------------------------------
International Equity                     $28           $ 85           $145          $308
-----------------------------------------------------------------------------------------
Investors                                $25           $ 78           $133          $284
-----------------------------------------------------------------------------------------
Large Cap Value                          $25           $ 78           $133          $284
-----------------------------------------------------------------------------------------
Limited Maturity Bond                    $21           $ 64           $109          $236
-----------------------------------------------------------------------------------------
Liquid Asset                             $21           $ 64           $109          $236
-----------------------------------------------------------------------------------------
Managed Global                           $28           $ 85           $145          $308
-----------------------------------------------------------------------------------------
Mid-Cap Growth                           $24           $ 74           $127          $272
-----------------------------------------------------------------------------------------
Real Estate                              $25           $ 76           $130          $278
-----------------------------------------------------------------------------------------
Research                                 $24           $ 74           $127          $272
-----------------------------------------------------------------------------------------
Strategic Equity                         $25           $ 76           $130          $278
-----------------------------------------------------------------------------------------
Total Return                             $24           $ 74           $127          $272
-----------------------------------------------------------------------------------------
Value Equity                             $25           $ 76           $130          $278
-----------------------------------------------------------------------------------------
Van Kampen Growth and Income             $25           $ 76           $130          $278

ING VARIABLE INSURANCE TRUST
ING VP Worldwide Growth                  $28           $ 84           $144          $305

THE PIMCO VARIABLE INSURANCE TRUST
PIMCO High Yield                         $23           $ 70           $120          $257
-----------------------------------------------------------------------------------------
PIMCO StocksPLUS Growth and Income       $22           $ 67           $115          $247
-----------------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND
-----------------------------------------------------------------------------------------
Jennison                                 $26           $ 79           $135          $287
-----------------------------------------------------------------------------------------

The examples above reflect the annual administrative charge as an annual charge of 0.09% of assets (based on an average contract value of $33,000). Your charge would be higher for smaller Contract values and lower for higher Contract values. Premium taxes may apply and are not reflected in the examples.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN SUBJECT TO THE TERMS OF YOUR CONTRACT. EXAMPLES ASSUME THAT ANY CONTRACTUAL EXPENSE WAIVERS OR REIMBURSEMENTS REMAIN IN EFFECT FOR ALL PERIODS SHOWN.

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                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

ACCUMULATION UNIT
We use accumulation units to calculate the value of a Contract. Each subaccount of Equitable Life Separate Account A ("Separate Account A") has its own accumulation unit value. The accumulation units are valued each business day that the New York Stock Exchange is open for trading. Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable investment portfolio. Shares in the investment portfolios are valued at their net asset value.

NET INVESTMENT FACTOR
The Net Investment Factor is an index number which reflects charges under the Contract and the investment performance of the subaccount. The Net Investment Factor is calculated as follows:

     (1) We take the net asset value of the subaccount at the end of each business day.

     (2) We add to (1) the amount of any dividend or capital gains distribution declared for the subaccount and reinvested in such subaccount. We subtract from that amount a charge for our taxes, if any.

     (3) We divide (2) by the net asset value of the investment portfolio at the end of the preceding business day.

     (4) We then subtract the daily mortality and expense risk charge and the daily asset-based administrative charge from each subaccount.

Calculations for the investment portfolios are made on a per share basis.

CONDENSED FINANCIAL INFORMATION
Tables containing (i) the accumulation unit value history of each subaccount of Separate Account A available through the Contract, offered in this prospectus and (ii) the total investment value history of each subaccount are presented in Appendix A - Condensed Financial Information.

FINANCIAL STATEMENTS
The audited financial statements of Separate Account A for the year ended December 31, 2001 and Equitable Life for the years ended December 31, 2001, 2000, and 1999 are included in the Statement of Additional Information.

PERFORMANCE INFORMATION
From time to time, we may advertise or include in reports to contract owners performance information for the subaccounts of Separate Account A, including the average annual total return performance, yields and other nonstandard measures of performance. Such performance data will be computed, or accompanied by performance data computed, in accordance with standards defined by the SEC.

Except for the Liquid Asset subaccount, quotations of yield for the subaccounts will be based on all investment income per unit (contract value divided by the accumulation unit) earned during a given 30-day period, less expenses accrued during such period. Information on standard total average annual return performance will include average annual rates of total return for 1, 5 and 10 year periods, or lesser periods depending on how long the subaccount of Separate Account A has been in existence. We may show other total returns for periods of less than one year. Total return figures will be based on the actual historic performance of the subaccounts of Separate Account A, assuming an investment at the beginning of the period, withdrawal of the investment at the end of the period, and the deduction of all applicable portfolio and contract charges. We may also show rates of total return on amounts invested at the beginning of the period with no withdrawal at the end of the period. Total return figures which assume no withdrawals at the end of the period will reflect all recurring charges, but will not reflect the surrender charge. In addition, we may present historic performance data for the mutual fund investment portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts of Separate Account A. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

Current yield for the Liquid Asset subaccount is based on income received by a hypothetical investment over a given 7-day period, less expenses accrued, and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks). We calculate "effective yield" for the Liquid Asset subaccount in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will thus be slightly higher than the "yield" because of the compounding effect of earnings. We calculate quotations of yield for the remaining subaccounts on all investment income per accumulation unit earned during a given 30-day period, after subtracting fees and expenses accrued during the period. YOU SHOULD BE AWARE THAT THERE IS NO GUARANTEE THAT THE LIQUID ASSET SUBACCOUNT WILL HAVE A POSITIVE OR LEVEL RETURN.

We may compare performance information for a subaccount to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, or any other applicable market indices, (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies), or any other rating service, and
(iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Our reports and promotional literature may also contain other information including the ranking of any subaccount based on rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by similar rating services.

Performance information reflects only the performance of a hypothetical contract and should be considered in light of other factors, including the investment objective of the investment portfolio and market conditions. Please keep in mind that past performance is not a guarantee of future results.

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                    EQUITABLE LIFE INSURANCE COMPANY OF IOWA
--------------------------------------------------------------------------------

Equitable Life Insurance Company of Iowa ("Equitable Life") was founded in Iowa in 1867 and is the oldest life insurance company west of the Mississippi. The Company is currently licensed to do business in the District of Columbia and all states except New Hampshire and New York. The Company is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa"), a Delaware corporation, which in turn is an indirect wholly owned subsidiary of ING Groep N.V. ("ING"). On October 24, 1997, ING acquired all interest in Equitable of Iowa and its subsidiaries. ING, based in The Netherlands, is a global financial services holding company.

Equitable of Iowa is the holding company for Golden American Life Insurance Company ("Golden Amreican"), an affiliate, Directed Services, Inc., the investment manager of the GCG Trust and the distributor of the Contracts, and other interests. ING also owns ING Investments, LLC, a portfolio manager of the GCG Trust, and the investment manager of the ING Variable Insurance Trust. ING also owns Baring International Investment Limited, another portfolio manager of the GCG Trust.

Our principal office is located at 909 Locust Street, Des Moines, Iowa 50309. Our administrative address is Customer Service, 1475 Dunwoody Drive, West Chester, PA, 19380. All correspondence regarding this Contract should be mailed to our administrative address.

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                              THE TRUSTS AND FUNDS
--------------------------------------------------------------------------------

In this prospectus, we refer to The GCG Trust, the PIMCO Variable Insurance Trust, the ING Variable Insurance Trust and The Prudential Series Fund, Inc. collectively as the "Trusts" and individually as a "Trust."

The GCG Trust is a mutual fund whose shares are available to separate accounts funding variable annuity Contracts offered by Equitable Life. The GCG Trust also sells its shares to separate accounts of other insurance companies, both affiliated and not affiliated with Equitable Life. The separate accounts may fund both variable annuity contracts and variable life policies. Pending SEC approval, shares of the GCG Trust may also be sold to certain qualified pension and retirement plans.

The PIMCO Variable Insurance Trust is also a mutual fund whose shares are available to separate accounts of insurance companies, including Equitable Life, for both variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The principal address of the PIMCO Variable Insurance Trust is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

ING Variable Insurance Trust is also a mutual fund whose shares are offered to separate accounts funding variable annuity contracts offered by Equitable Life. Pending SEC approval, shares of ING Variable Insurance Trust may also be sold to variable annuity and variable life insurance policies offered by other insurance companies, both affiliated and unaffiliated with Equitable Life. The address of ING Variable Insurance Trust is 1475 Dunwoody Drive, West Chester, PA 19380.

The Prudential Series Fund is also a mutual fund whose shares are available to separate accounts funding variable annuity and variable life insurance polices offered by The Prudential Insurance Company of America, its affiliated insurers and other life insurance companies not affiliated with Prudential, including Equitable Life. The address of the Prudential Series Fund is 751 Broad Street, Newark, NJ 07102.

In the event that due to differences in tax treatment or other considerations, the interests of contract owners of various contracts participating in the Trusts conflict, we, the Boards of Trustees or Directors of the Trusts or Funds, and any other insurance companies participating on the Trusts or Funds will monitor events to identify and resolve any material conflicts that may arise.

YOU WILL FIND MORE DETAILED INFORMATION ABOUT THE TRUSTS AND FUNDS IN APPENDIX B -- THE INVESTMENT PORTFOLIOS.

--------------------------------------------------------------------------------
                      EQUITABLE OF IOWA SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

Equitable Life Insurance Company of Iowa Separate Account A ("Separate Account A") was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Separate Account A is a separate investment account used for our variable annuity contracts. We own all the assets in Separate Account A but such assets are kept separate from our other accounts.

Separate Account A is divided in subaccounts. Each subaccount invests exclusively in shares of one mutual fund investment portfolio of the GCG Trust, PIMCO Variable Insurance Trust, ING Variable Insurance Trust or The Prudential Series Fund, Inc. Each investment portfolio has its own distinct investment objectives and policies. Income, gains and losses, realized or unrealized, of a portfolio are credited to or charged against the corresponding subaccount of Separate Account A without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity contracts supported by Separate Account A. If the assets in Separate Account A exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits and make all payments provided under the Contracts.

NOTE: We currently offer other variable annuity contracts that invest in Separate Account A but are not discussed in this prospectus. Separate Account A may also invest in other investment portfolios which are not available under your Contract. Under certain circumstances, we may make certain changes to the subaccounts. For more information, see "The Annuity Contract - Addition, Deletion or Substitution of Subaccounts and Other Changes."

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                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

The Contract described in this prospectus is an individual flexible premium deferred variable annuity Contract. The Contract provides a means for you to invest in one or more of the available mutual fund portfolios of the Trust and Funds in which the subaccounts funded by Separate Account A invest.

CONTRACT DATE AND CONTRACT YEAR
The date the Contract became effective is the contract date. Each 12-month period following the contract date is a contract year.

ANNUITY START DATE
The annuity start date is the date you start receiving annuity payments under your Contract. The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the annuity start date. The income phase begins when you start receiving regular annuity payments from your Contract on the annuity start date.

CONTRACT OWNER
You are the contract owner. You are also the annuitant unless another annuitant is named in the application. You have the rights and options described in the Contract. One or more persons may own the Contract.

     JOINT OWNER. For non-qualified Contracts only, joint owners may be named in a written request before the Contract is in effect. Joint owners may independently exercise transfers and other transactions allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death of that owner if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner.

ANNUITANT
The annuitant is the person designated by you to be the measuring life in determining annuity payments. The annuitant also determines the death benefit. The annuitant's age determines when the income phase must begin and the amount of the annuity payments to be paid. You are the annuitant unless you choose to name another person. The annuitant may not be changed after the Contract is in effect.

The contract owner will receive the annuity benefits of the Contract if the annuitant is living on the annuity start date.

BENEFICIARY
The beneficiary is named by you in a written request. The beneficiary is the person who receives any death benefit proceeds. We pay death benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner(s)).

You have the right to change beneficiaries during the annuitant's lifetime unless you have designated an irrevocable beneficiary. When an irrevocable beneficiary has been designated, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract.

Unless you, as the owner, state otherwise, all rights of a beneficiary, including an irrevocable beneficiary, will end if he or she dies before the annuitant. If any beneficiary dies before the annuitant, that beneficiary's interest will pass to any other beneficiaries according to their respective interests. If all beneficiaries die before the annuitant, upon the annuitant's death we will pay the death proceeds to the owner, if living, otherwise to the owner's estate or legal successors.

     CHANGE OF CONTRACT OWNER OR BENEFICIARY. During the annuitant's lifetime, you may transfer ownership of a non-qualified Contract. A change in ownership may affect the amount of the death benefit and the guaranteed death benefit. You may also change the beneficiary. All requests for changes must be in writing and submitted to our Customer Service Center in good order. The change will be effective as of the day you sign the request. The change will not affect any payment made or action taken by us before recording the change.

A change of owner likely has tax consequences. See "Federal Tax Considerations in this prospectus.

PURCHASE AND AVAILABILITY OF THE CONTRACT
The minimum premium payment for Non-Qualified Contracts is an aggregate of $5,000 the first year. You may make additional payments of at least $100 or more at any time after the free look period. Under certain circumstances, we may waive and/or modify the minimum subsequent payment requirement. For Qualified Contracts, you may make the minimum payments of $100 per month if payroll deduction is used; otherwise it is an aggregate of $2,000 per year. Prior approval must be obtained from us for subsequent payments in excess of $500,000 or for total payments in excess of $1,000,000. We reserve the right to accept or decline any application or payment.

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. YOU SHOULD NOT BUY THIS CONTRACT: (1) IF YOU ARE LOOKING FOR A SHORT-TERM INVESTMENT; (2) IF YOU CANNOT RISK GETTING BACK LESS MONEY THAN YOU PUT IN; OR (3) IF YOUR ASSETS ARE IN A PLAN WHICH PROVIDES FOR TAX-DEFERRAL AND YOU SEE NO OTHER REASON TO PURCHASE THIS CONTRACT.

IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other features and benefits including death benefits and the ability to receive a lifetime income. You should not purchase a qualified Contract unless you want these other features and benefits, taking into account their cost. See "Fees and Expenses" in this prospectus.

We and our affiliates offer other variable products that may offer some of the same investment portfolios. These products have different benefits and charges, and may or may not better match your needs.

CREDITING OF PREMIUM PAYMENTS
We will process your initial premium payment within 2 business days after receipt, if the application and all information necessary for processing the Contract are complete. We will process subsequent premium payments within 1 business day if we receive all necessary information. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data. We may retain premium payments for up to 5 business days while attempting to complete an incomplete application. If the application cannot be completed within this period, we will inform you of the reasons for the delay. We will also return the premium payment immediately unless you direct us to hold it until the application is completed.

We will allocate your initial payment according to the instructions you specified. If a subaccount is not available or requested in error, we will make inquiry about a replacement subaccount. If we are unable to reach you or your representative, we will allocate your initial payment proportionally among the other subaccount(s) in your instructions. For initial premium payments designated for a subaccount of Separate

Account B, the payment will be credited at the accumulation unit value next determined after we receive your premium payment and the completed application. Once the completed application is received, we will allocate the payment within 2 business days.

We will make inquiry to discover any missing information related to subsequent payments. We will allocate the subsequent payment(s) pro rata according to the current variable subaccount allocation unless you specify otherwise. Any fixed allocation(s) will not be considered in the pro rata calculations. If a subaccount is no longer available or requested in error, we will allocate the subsequent payment(s) proportionally among the other subaccount(s) in your current allocation or your allocation instructions. For any subsequent premium payments, the payment designated for a subaccount of Separate Account B will be credited at the accumulation unit value next determined after receipt of your premium payment and instructions.

We will allocate your initial premium payment to the subaccount(s) of Separate Account A selected by you. Unless otherwise changed by you, subsequent premium payments are allocated in the same manner as the initial premium payment. If you give us allocation instructions along with a subsequent premium payment, the allocation instructions will apply to only that payment unless you specify otherwise.

Once we allocate your premium payment to the subaccount(s) selected by you, we convert the premium payment into accumulation units. We divide the amount of the premium payment allocated to a particular subaccount by the value of an accumulation unit for the subaccount to determine the number of accumulation units of the subaccount to be held in Separate Account A with respect to the Contract. The net investment results of each subaccount vary with its investment performance.

If your Contract is issued in a state that requires us to return your premium payment during the free look period, then the portion of the first premium payment that you had directed to the subaccounts may be placed in a subaccount specifically designated by us (currently the Liquid Asset subaccount) for the duration of the free look period. If you keep your Contract after the free look period and the premium payment was allocated to a subaccount specifically designated by us, we will convert your contract value (your initial premium, plus any earnings less any expenses) into accumulation units of the subaccounts you previously selected. The accumulation units will be allocated based on the accumulation unit value next computed for each subaccount.

If your premium payment was transmitted by wire order from your broker-dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state approval and the procedures of your broker-dealer.

     (1) If either your state or broker-dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within 5 days of the premium payment. If we do not receive the application or form within 5 days of the premium payment, we will refund the contract value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid, in which case we will comply.

     (2) If your state and broker dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you or your representative, together with an Application Acknowledgement Statement for your execution. Until our Customer Service Center receives the executed Application Acknowledgement Statement, neither you nor the broker-dealer may execute any financial transactions on your Contract unless they are requested in writing by you.

ADMINISTRATIVE PROCEDURES
We may accept a request for Contract service in writing, by telephone, or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements. We will process your request at the accumulation value next determined only after you have met all administrative requirements.

CONTRACT VALUE
We determine your contract value on a daily basis beginning on the contract date. Your contract value is the sum of the contract value in each subaccount in which you are invested.

CONTRACT VALUE IN THE SUBACCOUNTS. On the contract date, the contract value in the subaccount in which you are invested is equal to the initial premium paid and designated to be allocated to the subaccount. On the contract date, we allocate your contract value to each subaccount specified by you, unless the Contract is issued in a state that requires the return of premium payments during the free look period, in which case, the portion of your initial premium may be allocated to a subaccount specially designated by the Company during the free look period for this purpose (currently, the Liquid Asset subaccount).

On each business day after the contract date, we calculate the amount of contract value in each subaccount as follows:

     (1) We take the contract value in the subaccount at the end of the preceding business day.

     (2) We multiply (1) by the subaccount's Net Investment Factor since the preceding business day.

     (3)  We add (1) and (2).

     (4) We add to (3) any additional premium payments, and then add or subtract transfers to or from that subaccount.

     (5) We subtract from (4) any withdrawals and any related charges, and then subtract any contract fees, and distribution fee (annual sales load) and premium taxes.

CASH SURRENDER VALUE
The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value will fluctuate daily based on the investment results of the subaccounts in which you are invested. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your contract value, then we deduct any surrender charge, any annual contract administrative charge, any charge for premium taxes, and any other charges incurred but not yet deducted.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE
You may surrender the Contract at any time while the annuitant is living and before the annuity start date. A surrender will be effective on the date your written request and the Contract are received at our Customer Service Center. We will determine and pay the cash surrender value at the price next determined after receipt of your request. Once paid, all benefits under the Contract will be terminated. For administrative purposes, we will transfer your money to a specially designated subaccount (currently the Liquid Asset subaccount) prior to processing the surrender. This transfer will have no effect on your cash surrender value. You may receive the cash surrender value in a single sum payment or apply it under one or more annuity options. We will usually pay the cash surrender value within 7 days.

Consult your tax adviser regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach age 59 1/2 may result in a 10% tax penalty. See "Federal Tax Considerations" for more details.

THE SUBACCOUNTS
Each of the subaccounts of Separate Account A offered under this prospectus invests in an investment portfolio with its own distinct investment objectives and policies. Each subaccount of Separate Account A invests in a corresponding portfolio of the GCG Trust, PIMCO Variable Insurance Trust, the ING Variable Insurance Trust or the Prudential Series Fund, Inc.

ADDITION, DELETION OR SUBSTITUTION OF SUBACCOUNTS AND OTHER CHANGES
We may make additional subaccounts available to you under the Contract. These subaccounts will invest in investment portfolios we find suitable for your Contract.

We may amend the Contract to conform to applicable laws or governmental regulations. If we feel that investment in any of the investment portfolios has become inappropriate to the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) substitute another portfolio for existing and future investments. If you have elected the dollar cost averaging, systematic withdrawals or automatic rebalancing programs or if you have other outstanding instructions, and we substitute or otherwise eliminate a portfolio which is subject to those instructions, we will execute your instructions using the substituted or proposed replacement portfolio, unless you request otherwise. The substitute or proposed replacement portfolio may have higher fees and charges than the portfolio it replaces.

We also reserve the right to: (i) deregister Separate Account A under the 1940 Act; (ii) operate Separate Account A as a management company under the 1940 Act if it is operating as a unit investment trust; (iii) operate Separate Account A as a unit investment trust under the 1940 Act if it is operating as a managed separate account; (iv) restrict or eliminate any voting rights as to Separate Account A; and (v) combine Separate Account A with other accounts.

We will, of course, provide you with written notice before any of these changes are effected.

OTHER CONTRACTS
We offer other variable annuity contracts that also invest in the same portfolios of the Trusts. These contracts have different charges that could effect their performance, and may offer different benefits more suitable to your needs. To obtain more information about these other contracts, contact our Customer Service Center or your registered representative.

OTHER IMPORTANT PROVISIONS
See "Withdrawals," "Transfers Among Your Investments," "Death Benefit Choices," "Charges and Fees," "The Annuity Options" and "Other Contract Provisions" in this prospectus for information on other important provisions in your Contract.

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                                   WITHDRAWALS
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Any time prior to the annuity start date and before the death of the annuitant, you may withdraw all or part of your money. Keep in mind that if at least $100 does not remain in a subaccount, we will treat it as a request to surrender the Contract. For Contracts issued in Idaho, no withdrawal may be made for 30 days after the date of purchase. We will terminate the Contract if a total withdrawal is made. If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you will incur a surrender charge. See "Charges and Fees -- Surrender Charge for Excess Withdrawals." You need to submit to us a written request specifying accounts from which amounts are to be withdrawn, otherwise the withdrawal will be made on a pro rata basis from all of the subaccounts in which you are invested. We will pay the amount of any withdrawal from the subaccounts within 7 calendar days of receipt of a request, unless the "Suspension of Payments or Transfers" provision is in effect. We will determine the contract value as of the close of business on the day we receive your withdrawal request at our Customer Service Center. The Contract value may be more or less than the premium payments made. Keep in mind that a withdrawal will result in the cancellation of accumulation units for each applicable subaccount of the Separate Account A.

For administrative purposes, we will transfer your money to a specially designated subaccount (currently, the Liquid Asset subaccount) prior to processing the withdrawal. This transfer will not effect the withdrawal amount you receive. We offer the following three withdrawal options:

REGULAR WITHDRAWALS
After the free look period, you may make regular withdrawals. Each withdrawal must be a minimum of $100 or your entire interest in the subaccount.

SYSTEMATIC WITHDRAWALS
You may choose to receive automatically systematic withdrawals on the 15th of each month, or any other monthly date mutually agreed upon, from your contract value in the subaccount(s). Each withdrawal payment must be at least $100 (or the owner's entire interest in the subaccount, if less) and is taken pro rata from the subaccount(s). We reserve the right to charge a fee for systematic withdrawals. Currently, however, there are no charges for systematic withdrawals. The minimum Contract value which must remain in a subaccount after any partial withdrawal is $100 or the withdrawal transaction will be deemed a request to surrender the contract.

You may change the amount of your systematic withdrawal once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date. You may elect to have this option begin in a contract year where a regular withdrawal has been taken but you may not change the amount of your withdrawals in any contract year during which you had previously taken a regular withdrawal. You may not elect this if you are taking IRA withdrawals.

Subject to availability, a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the beneficiary's lifetime ("stretch"). "Stretch" payments will be subject to the same limitations as systematic withdrawals, and non-qualified "stretch" payments will be reported on the same basis as other systematic withdrawals.

IRA WITHDRAWALS
If you have a non-Roth IRA Contract and will be at least age 70 1/2 during the current calendar year, you may elect to have distributions made to you to satisfy requirements imposed by federal tax law. IRA withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service ("IRS") rules governing mandatory distributions under qualified plans. We will send you a notice before your distributions commence. You may elect to take IRA withdrawals at that time, or at a later date. You may not elect IRA withdrawals and participate in systematic withdrawals at the same time. If you do not elect to take IRA withdrawals, and distributions are required by federal tax law, distributions adequate to satisfy the requirements imposed by federal tax law may be made. Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law.

You may choose to receive IRA withdrawals on a monthly, quarterly or annual basis. Under this option, you may elect payments to start as early as 28 days after the contract date. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, we will make the withdrawals on the same calendar day of the month as the contract date.

You may request that we calculate for you the amount that is required to be withdrawn from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have to make, see the SAI. The minimum dollar amount you can withdraw is $100. When we determine the required IRA withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the IRA withdrawal amount is greater than the contract value, we will cancel the Contract and send you the amount of the cash surrender value.

You may change the payment frequency of your IRA withdrawals once each contract year or cancel this option at any time by sending us satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date.

CONSULT YOUR TAX ADVISER REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING WITHDRAWALS. You are responsible for determining that withdrawals comply with applicable law. A withdrawal made before the taxpayer reaches age 59 1/2 may result in a 10% penalty tax. See "Federal Tax Considerations" for more details.

TEXAS OPTIONAL RETIREMENT PROGRAM
A Contract issued to a participant in the Texas Optional Retirement Program ("ORP") will contain an ORP endorsement that will amend the Contract as follows:

     (1) If for any reason a second year of ORP participation is not begun, the total amount of the State of Texas' first-year contribution will be returned to the appropriate institute of higher education upon its request.

     (2) We will not pay any benefits if the participant surrenders the Contract or otherwise, until the participant dies, accepts retirement, terminates employment in all Texas institutions of higher education or attains the age of 70 1/2. The value of the Contract may, however, be transferred to other contracts or carriers during the period of ORP participation. A participant in the ORP is required to obtain a certificate of termination from the participant's employer before the value of a Contract can be withdrawn.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE
The amount of the withdrawal charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. We will determine whether we will reduce withdrawal charges after examining all the relevant factors such as:

     (1) The size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

     (2) The total amount of premium payments to be received. Per Contract sales expenses are likely to be less on larger premium payments than on smaller ones.

     (3) Any prior or existing relationship with the Company. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

The withdrawal charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will reductions or elimination of the withdrawal charge be permitted where reductions or elimination will be unfairly discriminatory to any person.

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                        TRANSFERS AMONG YOUR INVESTMENTS
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Prior to the annuity start date and after the free look period, you may transfer your contract value among the subaccounts in which you are invested at the end of the free look period until the annuity start date. If more than 12 transfers are made in any contract year, we will charge a transfer fee equal to the lesser of 2% of the Contract value transferred or $25 for each transfer after the twelfth transfer in a contract year. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgment or in accordance with applicable law. The transfer fee will be deducted from the amount which is transferred.

Transfers will be based on values at the end of the business day in which the transfer request is received at our Customer Service Center. Any transfer fee will be deducted from the amount which is transferred.

The minimum amount that you may transfer is $100 or, if less, your entire contract value.

To make a transfer, you must notify our Customer Service Center and all other administrative requirements must be met. Any transfer request received after 4:00 p.m. eastern time or the close of the New York Stock Exchange will be effected on the next business day. Separate Account A and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine. We may require personal identifying information to process a request for transfer made over the telephone, over the internet or other approved electronic means.

TRANSFERS BY THIRD PARTIES
As a convenience to you, we currently allow you to give third parties the right to effect transfers on your behalf. However, when the third party makes transfers for many contract owners, the result can be simultaneous transfers involving large amounts of contract values. Such transfers can disrupt the orderly management of the investment portfolios available to the Contract, can result in higher costs to contract owners, and may not be compatible with the long term goals of contract owners. We require third parties making multiple, simultaneous or large volume transfers to execute a third party service agreement with us prior to executing such transfers. Therefore, we may at any time exercise our business judgment and limit or discontinue accepting transfers made by a third party. We will notify any third party whose transfers are limited or discontinued by telephone, facsimile or email according to our records, followed by a letter. These limits may be based on, among other criteria, the amount of the aggregate trade or the available investment options for which third parties may make trades on behalf of multiple contract owners.

We may establish additional procedures or change existing procedures at any time in the exercise of our business judgment.

DOLLAR COST AVERAGING
You may elect to participate in our dollar cost averaging program if you have at least $500 of contract value in any subaccount. That subaccount will serve as the source account from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other subaccount(s) you select. Dollar Cost Averaging is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to other subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and less units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

You elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. You must participate in any dollar cost averaging program for at least five (5) months.

All dollar cost averaging transfers will be made on the 15th of each month or another monthly date mutually agreed upon (or the next business day if the 15th of the month is not a business day). Such transfers currently are not taken into account in determining any transfer fees. We reserve the right to treat dollar cost averaging transfers as standard transfers when determining the number of transfers in a year and imposing any applicable transfer fees. If you, as an owner, participate in the dollar cost averaging program you may not make automatic withdrawals of your contract value or participate in the automatic rebalancing program.

If you do not specify the subaccounts to which the dollar amount of the source account is to be transferred, we will transfer the money to the subaccounts in which you are invested on a proportional basis. If, on any transfer date, your contract value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may terminate the dollar cost averaging program at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next transfer date.

We may in the future offer additional subaccounts or withdraw any subaccount to or from the dollar cost averaging program, or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.

AUTOMATIC REBALANCING
If you have at least $25,000 of contract value invested in the subaccounts of Separate Account A, you may elect to have your investments in the subaccounts automatically rebalanced. We will transfer funds under your Contract on a quarterly, semi-annual, or annual calendar basis among the subaccounts to maintain the investment blend of your selected subaccounts. The minimum size of any allocation must be in full percentage points. Rebalancing does not affect any amounts that you have allocated. The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken pro rata. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period. All automatic rebalancing transfers will be made on the 15th of the month that rebalancing is requested or another monthly date mutually agreed upon (or the next valuation date, if the 15th of the month is not a business day).

To participate in automatic rebalancing, send satisfactory notice to our Customer Service Center. We will begin the program on the last business day of the period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your contract value among the subaccounts or if you make an additional premium payment or partial withdrawal on other than a pro rata basis. Additional premium payments and partial withdrawals effected on a pro rata basis will not cause the automatic rebalancing program to terminate.

If you, as the contract owner, are participating in automatic rebalancing, such transfers currently are not taken into account in determining any transfer fee. We reserve the right to treat automatic rebalancing transfers as standard transfers when determining the number of transfers in a year and imposing any applicable transfer fees.

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                                  DEATH BENEFIT
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DEATH BENEFIT DURING THE ACCUMULATION PHASE
We will pay a death benefit if the annuitant dies before the annuity start date. Assuming you are also the contract owner, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. The death benefit value is calculated at the close of the business day on which we receive written notice and due proof of death as well as properly completed required claim forms, at our Customer Service Center. If the beneficiary elects to delay receipt of the death benefit, the amount of the death benefit payable in the future may be affected. If the deceased annuitant was not an owner, the proceeds may be received in a single sum, applied to any of the annuity options or, if available, paid over the beneficiary's lifetime. (See "Systematic Withdrawals" above) A beneficiary's right to elect an income phase payment option or receive a lump-sum payment may have been restricted by the contract owner. If so, such rights or options will not be available to the beneficiary. If the deceased annuitant was an owner, then death proceeds must be distributed in accordance with the Death of Owner provisions below. If we do not receive a request to apply the death benefit proceeds to an annuity option, we will make a single sum distribution. We will generally pay death single lump sum payments benefit proceeds within 7 days after our Customer Service Center has received sufficient information to make the payment. For information on required distributions under federal income tax laws, you should see "Required Distributions upon Contract Owner's Death."

DEATH PROCEEDS

If the annuitant is LESS THAN AGE 67 at the time of purchase, the death benefit is the greatest of:

     (1)  the contract value;

     (2) the total premium payments made under the Contract after subtracting any withdrawals; or

     (3) the highest contract value (plus subsequent premiums less subsequent withdrawals and taxes) determined on every contract anniversary on or before your death beginning with the 8th anniversary and ending on the last anniversary prior to attained age 76.

If the annuitant is BETWEEN THE AGES OF 67 AND 75 at the time of purchase, the death benefit is the greatest of:

     (1)  the contract value;

     (2) the total premium payments made under the Contract after subtracting any withdrawals; or

     (3) the contract value (plus subsequent premiums less subsequent withdrawals and taxes) determined on the 8th contract anniversary but on or before your death.

If the annuitant is AGE 76 OR OLDER at the time of purchase, the death benefit is the contract value.

Note: In all cases described above, amounts could be reduced by premium taxes owed and withdrawals not previously deducted. Please refer to the Contract for more details.

The beneficiary may choose an annuity payment option only during the 60-day period beginning with the date we receive acceptable due proof of death. The beneficiary may elect to have a single lump payment or choose one of the annuity options. The entire death proceeds must be paid within five (5) years of the date of death unless:

     (1)  the beneficiary elects to have the death proceeds:

          (a) payable under a payment plan over the life of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary; and

          (b)  payable beginning within one year of the date of death; or

     (2) if the beneficiary is the deceased owner's spouse, the beneficiary may elect to become the owner of the Contract and the Contract will continue in effect.

DEATH OF THE ANNUITANT

     (1) If the annuitant dies prior to the annuity start date, we will pay the death proceeds as provided above.

     (2) If the annuitant dies after the annuity start date but before all of the proceeds payable under the Contract have been distributed, the Company will pay the remaining proceeds to the beneficiary(ies) according to the terms of the supplementary contract.

If the owner or annuitant dies after the annuity start date, we will continue to pay benefits in accordance with the supplement agreement in effect.

DEATH OF OWNER

     (1) If any owner of the Contract dies before the annuity start date, the following applies:

          (a) If the new owner is the deceased owner's spouse, the Contract will continue and, if the deceased owner was also the annuitant, the deceased owner's spouse will also be the annuitant.

          (b) If the new owner is someone other than the deceased owner's spouse, the entire interest in the Contract must be distributed to the new owner:

               (i)  within 5 years of the deceased owner's death

                    or

               (ii) over the life of the new owner or over a period not
                    extending beyond the life expectancy of the new owner, as long as payments begin within one year of the deceased owner's death.

If the deceased owner was the annuitant, the new owner will be the joint owner, if any, or if there is no joint owner, the beneficiary.

If the deceased owner was not the annuitant, the new owner will be the joint owner, if any, or if there is no joint owner, the contingent owner named under the Contract. If there is no surviving joint or contingent owner, the new owner will be the deceased owner's estate.

If the new owner under (b) above dies after the deceased owner but before the entire interest has been distributed, any remaining distributions will be to the new owner's estate.

     (2) If the deceased owner was also the annuitant, the death of owner provision shall apply in lieu of any provision providing payment under the Contract when the annuitant dies before the annuity start date.

     (3) If any owner dies on or after the annuity start date, but before all proceeds payable under this Contract have been distributed, the Company will continue payments to the annuitant (or, if the deceased owner was the annuitant, to the beneficiary) under the payment method in effect at the time of the deceased owner's death.

     (4) For purposes of this section, if any owner of this Contract is not an individual, the death or change of any annuitant shall be treated as the death of an owner.

TRUST BENEFICIARY
If a trust is named as a beneficiary but we lack proof of the existence of the trust at the time proceeds are to be paid to the beneficiary, that beneficiary's interest will pass to any other beneficiaries according to their respective interests (or to the annuitant's estate or the annuitant's legal successors, if there are no other beneficiaries) unless proof of the existence of such trust is provided.

REQUIRED DISTRIBUTIONS UPON CONTRACT OWNER'S DEATH
We will not allow any payment of benefits provided under the Contract which do not satisfy the requirements of Section 72(s) of the Code.

If a contract owner of a Non-Qualified Contract dies before the annuity start date, the death benefit payable to the beneficiary (calculated as described under "Death Benefit Choices" in this prospectus) will be distributed as follows: (a) the death benefit must be completely distributed within 5 years of the contract owner's date of death; or (b) the beneficiary may elect, within the 1-year period after the contract owner's date of death, to receive the death benefit in the form of an annuity from us, provided that (i) such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and (ii) such distributions begin not later than 1 year after the contract owner's date of death.

Notwithstanding (a) and (b) above, if the sole contract owner's beneficiary is the deceased owner's surviving spouse, then such spouse may elect, to continue the Contract under the same terms as before the contract owner's death. Upon receipt of such election from the spouse at our Customer Service Center: (1) all rights of the spouse as contract owner's beneficiary under the Contract in effect prior to such election will cease; (2) the spouse will become the owner of the Contract and will also be treated as the contingent annuitant, if none has been named and only if the deceased owner was the annuitant; and (3) all rights and privileges granted by the Contract or allowed by Equitable Life will belong to the spouse as contract owner of the Contract. This election will be deemed to have been made by the spouse if such spouse makes a premium payment to the Contract or fails to make a timely election as described in this paragraph. If the owner's beneficiary is a nonspouse, the distribution provisions described in subparagraphs (a) and (b) above, will apply even if the annuitant and/or contingent annuitant are alive at the time of the contract owner's death.

If we do not receive an election from a nonspouse owner's beneficiary within the 1-year period after the contract owner's date of death, then we will pay the death benefit to the owner's beneficiary in a cash payment within five years from date of death. We will determine the death benefit as of the date we receive proof of death. We will make payment of the proceeds on or before the end of the 5-year period starting on the owner's date of death. Such cash payment will be in full settlement of all our liability under the Contract.

If the annuitant dies after the annuity start date, we will continue to distribute any benefit payable at least as rapidly as under the annuity option then in effect.

If the contract owner dies after the annuity start date, we will continue to distribute any benefit payable at least as rapidly as under the annuity option then in effect. All of the contract owner's rights granted under the Contract or allowed by us will pass to the contract owner's beneficiary.

If the Contract has joint owners we will consider the date of death of the first joint owner as the death of the contract owner, and the surviving joint owner will become the beneficiary of the Contract.

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                                CHARGES AND FEES
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We deduct the Contract charges described below to compensate us for our cost and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for distributing and administrating the Contracts, including compensation and expenses paid in connection with the sales of the contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. The amount of a charge will not always correspond to the actual costs associated with the charge. For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided. In the event there are any profits from fees and charges deducted under the Contract, including the mortality and expense risk charge and rider and benefit charges, we may use such profits to finance the distribution of Contracts.

SURRENDER CHARGES DEDUCTED FROM THE CONTRACT VALUE
For purposes of determining any applicable surrender charges under the Contract, Contract value is removed in the following order: 1) earnings (Contract value less premium payments not withdrawn); 2) premium payments in the Contract for more than eight years (these premium payments are liquidated on a first in, first out basis); 3) additional free amount (which is equal to 10% of the premium payments in the Contract for less than eight years, fixed at the time of the first withdrawal in the Contract year, plus 10% of the premium payments made after the first withdrawal in the Contract year but before the next Contract anniversary, less any withdrawals in the same Contract year of premium payments less than eight years old); and 4) premium payments in the Contract for less than eight years (these premium payments are removed on a first in, first out basis).

     SURRENDER CHARGE. We will deduct a contingent deferred sales charge (a "surrender charge") if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the 8-year period from the date we receive and accept a premium payment. The surrender charge is based on a percentage of each premium payment. This charge is intended to cover sales expenses that we have incurred. We may in the future reduce or waive the surrender charge in certain situations and will never charge more than the maximum surrender charges. The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment as follows:

     COMPLETE YEARS ELAPSED        0    1    2    3    4    5    6    7    8+
        SINCE PREMIUM PAYMENT
     SURRENDER CHARGE              8%   7%   6%   5%   4%   3%   2%   1%   0%

     FREE WITHDRAWAL AMOUNT. At any time, you may make a withdrawal without the imposition of a surrender charge, of an amount equal to the sum of:

     o    earnings (contract value less unliquidated purchase payments);

     o    premium payments in the contract for more than eight years, and

     o an amount which is equal to 10% of the premium payments in the contract for less than eight years, fixed at the time of the first withdrawal in the contract year, plus 10% of the premium payment made after the first withdrawal in the contract year (but before the next contract anniversary, less any withdrawals in the same contract year of premium payments less than eight years old).

     SURRENDER CHARGE FOR EXCESS WITHDRAWALS. We will deduct a surrender charge for excess withdrawals, which may include a withdrawal you make to satisfy required minimum distribution requirements under the code. We consider a withdrawal to be an "excess withdrawal" when the amount you withdraw in any contract year exceeds the free withdrawal amount. Where you are receiving systematic withdrawals, any combination of regular withdrawals taken and any systematic withdrawals expected to be received in a contract year will be included in determining the amount of the excess withdrawal. Such a withdrawal will be considered a partial surrender of the contract and we will impose a surrender charge and any associated premium tax.

     PREMIUM TAXES. We may make a charge for state and local premium taxes depending on the contract owner's state of residence. The tax can range from 0% to 3.5% of the premium. We have the right to change this amount to conform with changes in the law or if the contract owner changes state of residence.

We deduct the premium tax from your contract value on the annuity start date. However, some jurisdictions impose a premium tax at the time that initial and additional premiums are paid, regardless of when the annuity payments begin. In those states we may defer collection of the premium taxes from your contract value and deduct it on surrender of the contract, on excess withdrawals or on the annuity start date.

     ADMINISTRATIVE CHARGE. We deduct an annual administrative charge on each contract anniversary, or if you surrender your Contract prior to a contract anniversary, at the time we determine the cash surrender value payable to you. The amount deducted is $30 per Contract, unless waived by the Company. We deduct the annual administrative charge proportionately from all subacounts in which you are invested

     TRANSFER CHARGE. You may make 12 free transfers each contract year. We will assess a transfer charge equal to the lesser of 2% of the contract value transferred or an amount not greater than $25 for each transfer after the twelfth transfer in a contract year. If such a charge is assessed, we would deduct the charge as noted in "Charges Deducted from the Contract Value" above. The charge will not apply to any transfers due to the election of dollar cost averaging, automatic rebalancing and transfers we make to and from any subaccount specially designated by the Company for such purpose. However, we reserve the right to treat multiple transfers in a single day, auto rebalancing and dollar cost averaging as standard transfers when determining annual transfers and imposing the transfer charge.

CHARGES DEDUCTED FROM THE SUBACCOUNTS
     MORTALITY AND EXPENSE RISK CHARGE. We deduct on each business day a mortality and expense risk charge which is equal, on an annual basis, to 1.25% of the average daily net asset value of the Separate Account. The charge is deducted on each business day at the rate of .003446% for each day since the previous business day.

     If the mortality and expense risk charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be a profit to the Company.

     The mortality and expense risk charge is guaranteed by the Company and cannot be increased.

     ASSET-BASED ADMINISTRATIVE CHARGE. We will deduct a daily charge from the assets in each subaccount, to compensate us for a portion of the administrative expenses under the Contract. The daily charge is at a rate of .000411% (equivalent to an annual rate of 0.15%) on the assets in each subaccount.

TRUST AND FUND EXPENSES
There are fees and charges deducted from each investment portfolio of the Trusts. Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, two portfolios deduct 12b-1 fees. For 2001 total portfolio fees and charges ranged from 0.54% to 1.76%. See "Fees and Expenses" in this Prospectus.

Additionally, we may receive compensation from the investment advisers, administrators, distributors of the portfolios in connection with administrative, distribution or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Contract. Some advisers, administrators or distributors may pay us more than others.

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                               THE ANNUITY OPTIONS
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SELECTING THE ANNUITY START DATE
You, as the owner, select an annuity start date at the date of purchase and may elect a new annuity start date at any time by making a written request to the Company at its Customer Service Center at least seven days prior to the annuity start date. The annuity start date must be at least 1 year from the contract date but before the month immediately following the annuitant's 90th birthday, or 10 years from the contract date, if later. If, on the annuity start date, a surrender charge remains, the elected annuity option must include a period certain of at least 5 years.

If you do not select an annuity start date, it will automatically begin in the month following the annuitant's 90th birthday, or 10 years from the contract date, if later.

If the annuity start date occurs when the annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for federal tax purposes. See "Federal Tax Considerations" and the SAI. For a Contract purchased in connection with a qualified plan, other than a Roth IRA, distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2, or, in some cases, retire. Distributions may be made through annuitization or withdrawals. Consult your tax adviser.

SELECTING A PAYMENT PLAN
On the annuity start date, we will begin making payments to the contract owner under a payment plan. We will make these payments under the payment plan you choose. The amount of the payments will be determined by applying the maturity proceeds to the payment plan. If payment Plan A, Option 1; Plan B; or Plan C are elected, the maturity proceeds will be the Contract value less any applicable taxes not previously deducted. If the maturity proceeds are paid in cash or by any other method not listed above, the maturity proceeds equal the contract value less:

     (1)  any applicable taxes not previously deducted; less

     (2)  the withdrawal charge, if any; less

     (3)  the annual contract administrative charge, if any.

You must elect a payment plan in writing at least seven (7) days before the annuity start date. If no election is made, an automatic option of monthly income for a minimum of 120 months and as long thereafter as the annuitant lives will be applied.

The owner chooses a plan by sending a written request to the Customer Service Center. The Company will send the owner the proper forms to complete. The request, when recorded at the Company's Customer Service Center, will be in effect from the date it was signed, subject to any payments or actions taken by the Company before the recording. If, for any reason, the person named to receive payments (the payee) is changed, the change will go into effect when the request is recorded at the Company's Customer Service Center, subject to any payments or actions taken by the Company before the recording.

FIXED PAYMENT PLANS
After the first Contract year, the maturity proceeds may be applied under one or more of the payment plans described below. Payment plans not specified below may be available only if they are approved both by the Company and the owner.

No withdrawal charge is deducted if Plan A-Option 1, Plan B or Plan C is elected.

A plan is available only if the periodic payment is $100 or more. If the payee is other than a natural person (such as a corporation), a plan will be available only with our consent.

A supplementary contract will be issued in exchange for the Contract when payment is made under a payment plan. The effective date of a payment plan shall be a date upon which we and the owner mutually agree. The minimum interest rate for Plans A and B is 3.0% a year, compounded yearly. The minimum rates for Plan C were based on the 1983a Annuity Table at 3.0% interest, compounded yearly. The Company may pay a higher rate at its discretion.

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                                           ANNUITY OPTIONS
     --------------------------------------------------------------------------------------------
     PLAN A.   INTEREST
        Option 1              The contract value, less any applicable taxes not previously deducted, may be left on deposit with the Company for five (5)
                              years. We will make fixed payments monthly, quarterly,
                              semi-annually, or annually. We do not make monthly payments if the contract value applied to this option is less than $100,000. You may not withdraw the proceeds until the end of the five (5) year period.

        Option 2              The cash surrender value may be left on deposit with us for a specified period. Interest will be paid annually. All or part of the proceeds may be withdrawn at any time.
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     PLAN B.   FIXED PERIOD
                              The contract value, less any applicable taxes not previously deducted, will be paid until the proceeds, plus interest, are paid in full. Payments may be paid annually or monthly for a period of not more than thirty (30) years nor less than five (5) years. The
                              Contract provides for a table of minimum annual payments. They are based on the age of the annuitant or the beneficiary.
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     PLAN C.   LIFE INCOME
                              The contract value less any applicable taxes not previously deducted will be paid in monthly or annual payments for as long as the annuitant or beneficiary, whichever is appropriate, lives. We have the right to require proof satisfactory to it of the age and sex of such person and proof of continuing survival of such person. A minimum number of payments may be guaranteed, if desired. The Contract provides for a table of minimum annual payments. They are based on the age of the annuitant or the beneficiary.
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                            OTHER CONTRACT PROVISIONS
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REPORTS TO CONTRACT OWNERS
We will send you a quarterly report within 31 days after the end of each calendar quarter. The report will show the contract value, cash surrender value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your contract value and reflects the amounts deducted from or added to the contract value since the last report. We will also send you copies of any shareholder reports of the investment portfolios in which Separate Account A invests, as well as any other reports, notices or documents we are required by law to furnish to you.

SUSPENSION OF PAYMENTS OR TRANSFERS
The Company reserves the right to suspend or postpone payments (in Illinois, for a period not exceeding six months) for withdrawals or transfers for any period when:

     (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     (2)  trading on the New York Stock Exchange is restricted;

     (3) an emergency exists as a result of which disposal of securities held in the Separate Account A is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account A's net assets;

     (4)  when the Company's Customer Service Center is closed; or

     (5) during any other period when the SEC, by order, so permits for the protection of owners; provided that applicable rules and regulations of the SEC will govern as to whether the conditions described in (2) and (3) exist.

IN CASE OF ERRORS IN YOUR APPLICATION
If the age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought at the correct age or gender.

ASSIGNING THE CONTRACT AS COLLATERAL
You may assign a non-qualified Contract as collateral security for a loan but understand that your rights and any beneficiary's rights may be subject to the terms of the assignment. An assignment likely has federal tax consequences. You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

CONTRACT CHANGES -- APPLICABLE TAX LAW
We have the right to make changes in the Contract to continue to qualify the Contract as an annuity. You will be given advance notice of such changes.

FREE LOOK
In most cases, you may cancel your Contract within your 10-day free look period. We deem the free look period to expire 15 days after we mail the Contract to you. Some states may require a longer free look period. To cancel, you need to send your Contract to our Customer Service Center or to the agent from whom you purchased it. We will refund the contract value. For purposes of the refund during the free look period, your contract value includes a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios, the contract value returned may be greater or less than the premium payment you paid. Some states require us to return to you the amount of the paid premium (rather than the contract value) in which case you will not be subject to investment risk during the free look period. In these states, your premiums designated for investment in the subaccounts may be allocated during the free look period to a subaccount specially designated by the Company for this purpose (currently, the Liquid Asset subaccount). We may, in our discretion, require that premiums designated for investment in the subaccounts from all other states be allocated to the specially designated subaccount during the free look period. Your Contract is void as of the day we receive your Contract and your request. We determine your contract value at the close of business on the day we receive your written refund request. If you keep your Contract after the free look period and the investment is allocated to a subaccount specially designated by the Company, we will put your money in the subaccount(s) chosen by you, based on the accumulation unit value next computed for each subaccount.

SPECIAL ARRANGEMENTS
We may reduce or waive any Contract, rider, or benefit fees or charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents, and related persons of our parent corporation and its affiliates. We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.

SELLING THE CONTRACT
Our affiliate Directed Services, Inc. ("DSI"), 1475 Dunwoody Dr., West Chester, PA 19380 is the principal underwriter and distributor of the Contract as well as for other Golden American contracts. DSI, a New

York corporation, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

DSI does not retain any commissions or compensation paid to it by Golden American for Contract sales. DSI enters into selling agreements with affiliated and unaffiliated broker-dealers to sell the Contracts through their registered representatives who are licensed to sell securities and variable insurance products. Selling firms are also registered with the SEC and NASD member firms.

DSI pays selling firms for Contract sales according to one or more schedules. This compensation is generally based on a percentage of premium payments. Selling firms may receive commissions of up to 7.75% of premium payments. In addition, selling firms may receive ongoing annual compensation of up to 0.50% of all, or a portion, of values of Contracts sold through the firm. Individual representatives may receive all or a portion of compensation paid to their selling firm, depending on their firm's practices. Commissions and annual compensation, when combined, could exceed 7.75% of total premium payments.

DSI may also compensate wholesalers/distributors, and their sales management personnel, for Contract sales within the wholesale/distribution channel. This compensation may be based on a percentage of premium payments, and/or a percentage of Contract values.

Affiliated selling firms may include Aeltus Capital, Inc., Aetna Investment Services, LLC, BancWest Investment Services, Inc., Baring Investment Services, Inc., Compulife Investor Services, Inc., Financial Network Investment Corporation, Financial Northeastern Corporation, Granite Investment Services, Inc. Guaranty Brokerage Services, Inc., IFG Network Securities, Inc., ING America Equities, Inc., ING Barings Corp., ING Brokers Network, LLC, ING Direct Funds Limited, ING DIRECT Securities, Inc., ING Furman Selz Financial Services LLC, ING Funds Distributor, Inc., ING TT&S (U.S.) Securities, Inc., Investors Financial Group, Inc., Locust Street Securities, Inc., Multi-Financial Securities Corporation, PrimeVest Financial Services, Inc., Systematized Benefits Administrators, Inc., United Variable Services, Inc., VESTAX Securities Corporation, and Washington Square Securities, Inc.

We may also make additional payments to broker dealers for marketing and educational expenses and to reimburse certain expenses of registered representatives relating to sales of Contracts.

We do not pay any additional compensation on the sale or exercise of any of the Contract's optional benefit riders offered in this prospectus.

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                                OTHER INFORMATION
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VOTING RIGHTS
We will vote the shares of a Trust owned by Separate Account A according to your instructions. However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Trust in our own right, we may decide to do so.

We determine the number of shares that you have in a subaccount by dividing the Contract's contract value in that subaccount by the net asset value of one share of the portfolio in which a subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a Trust's meeting. We will ask you for voting instructions by mail at least 10 days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contracts in that subaccount. We will also vote shares we hold in Separate Account A which are not attributable to contract owners in the same proportion.

STATE REGULATION
We are regulated by the Insurance Department of the State of Iowa. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The variable Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

LEGAL PROCEEDINGS
We, like other insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. We believe that currently there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Company or Separate Account A.

LEGAL MATTERS
The legal validity of the Contracts was passed on by Kimberly J. Smith, Executive Vice President, General Counsel and Assistant Secretary of Golden American.

EXPERTS
The audited consolidated financial statements of Equitable Life at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, and the statement of assets and liabilities of Separate Account B at December 31, 2001 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, appearing in the SAI and Registration Statement have been audited by Ernst & Young, LLP, independent auditors, as set forth in their report thereon appearing in the SAI and in the Registration Statement, and are included or incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

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                           FEDERAL TAX CONSIDERATIONS
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The following summary provides a general description of the federal income tax considerations associated with this Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult your counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present federal income tax laws. We do not make any representations as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the IRS.

THIS SUMMARY REFERENCES ENHANCED DEATH BENEFITS AND EARNINGS MULTIPLIER BENEFITS THAT MAY NOT BE AVAILABLE UNDER YOUR CONTRACT. PLEASE SEE YOUR CONTRACT, AND "THE ANNUITY CONTRACT -- OPTIONAL RIDERS" AND "DEATH BENEFIT CHOICES" IN THIS PROSPECTUS.

TYPES OF CONTRACTS:  NON-QUALIFIED OR QUALIFIED
The Contract may be purchased on a non-tax-qualified basis or purchased on a tax-qualified basis. Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a qualified Contract in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek competent legal and tax advice regarding the suitability of a Contract for your particular situation. The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACTS
     DIVERSIFICATION REQUIREMENTS. The Code requires that the investments of a variable account be "adequately diversified" in order for non-qualified Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that Separate Account B, through the subaccounts, will satisfy these diversification requirements.

INVESTOR CONTROL. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a contract owner to allocate premium payments and transfer contract values, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give contract owners investment control over Separate Account B assets, we reserve the right to modify the Contracts as necessary to prevent a contract owner from being treated as the owner of the Separate Account B assets supporting the Contract.

REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any non-qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The non-qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See "Death Benefit Choices" for additional information on required distributions from non-qualified contracts. Qualified Contracts are subject to special rules -- see below.

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

     IN GENERAL. We believe that if you are a natural person you will generally not be taxed on increases in the value of a Contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of the contract value, and, in the case of a qualified Contract, any portion of an interest in the qualified plan, generally will be treated as a distribution.

TAXATION OF NON-QUALIFIED CONTRACTS
     NON-NATURAL PERSON. The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract value over the "investment in the contract" (generally, the premiums or other consideration you paid for the contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a prospective contract owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Contracts owned by natural persons.

WITHDRAWALS. When a withdrawal from a non-qualified Contract occurs (including amounts paid to you under the MGWB rider), the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner's investment in the Contract at that time. Credits constitute earnings (not premiums) for federal tax purposes and are not included in the owner's investment in the Contract. The tax treatment of market value adjustments is uncertain. You should consult a tax adviser if you are considering taking a withdrawal from your Contract in circumstances where a market value adjustment would apply.

In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner's investment in the Contract.

PENALTY TAX ON CERTAIN WITHDRAWALS. A distribution from a non-qualified Contract may be subject to a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

     o    made on or after the taxpayer reaches age 59 1/2;

     o    made on or after the death of a contract owner;

     o    attributable to the taxpayer's becoming disabled; or

     o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.

ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments. Special rules may apply to amounts distributed after a Beneficiary has elected to maintain Contract value and receive payments.

TRANSFERS, ASSIGNMENTS, EXCHANGES AND ANNUITY DATES OF A CONTRACT. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than an owner, the selection of certain dates for commencement of the annuity phase, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. A contract owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.

WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability, and we will report taxable amounts as required by law. Recipients can generally elect, however, not to have tax withheld from distributions.

MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same contract owner during any calendar year are treated as one non-qualified deferred annuity contract for purposes of determining the amount includible in such contract owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS
The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions before age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents.

For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time before the contract owner's death. PLEASE NOTE THAT REQUIRED MINIMUM DISTRIBUTIONS UNDER QUALIFIED CONTRACTS MAY BE SUBJECT TO SURRENDER CHARGE AND/OR MARKET VALUE ADJUSTMENT, IN ACCORDANCE WITH THE TERMS OF THE CONTRACT.

WITHHOLDING. Distributions from certain qualified plans generally are subject to withholding for the contract owner's federal income tax liability. The withholding rates vary according to the type of distribution and the contract owner's tax status. The contract owner may be provided the opportunity to elect not to have tax withheld from distributions. "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions that are required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the contract owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits before transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE), under which certain employers may provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Contract for use with IRAs may be subject to special requirements of the IRS.

IRAs generally may not invest in life insurance contracts. We do not believe a death benefit under an annuity contract that is equal to the greater of premiums paid (less withdrawals) or contract value will be treated as life insurance. However, the enhanced death benefits and earnings enhancement benefit under this Contract may exceed the greater of premiums paid (less withdrawals) and contract value. We have previously received IRS approval of the form of the Contract, including the enhanced death benefit feature, for use as an IRA. THE CONTRACT WITH BOTH ENHANCED DEATH BENEFITS AND THE EARNINGS MULTIPLIER BENEFIT HAS BEEN FILED WITH THE IRS FOR APPROVAL FOR USE AS AN IRA. HOWEVER, THERE IS NO ASSURANCE THAT THE IRS WILL GIVE THIS APPROVAL OR THAT THE CONTRACT MEETS THE QUALIFICATION REQUIREMENTS FOR AN IRA. Although we regard the enhanced death benefit options and earnings multiplier benefit as investment protection features that should not have an adverse tax effect, it is possible that the IRS could take a contrary position regarding tax qualification, which could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. YOU SHOULD CONSULT YOUR TAX ADVISOR IF YOU ARE CONSIDERING ADDING AN ENHANCED DEATH BENEFIT OR EARNINGS MULTIPLIER BENEFIT TO YOUR CONTRACT IF IT IS AN IRA.

DISTRIBUTIONS - IRAS. All distributions from a traditional IRA are taxed as received unless either one of the following is true:

     o The distribution is rolled over to a plan eligible to receive rollovers or to another traditional IRA in accordance with the Tax Code; or

     o You made after-tax contributions to the IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

To avoid certain tax penalties, you and any designated beneficiary must also meet the minimum distribution requirements imposed by the Tax Code. The requirements do not apply to Roth IRA contracts except with regard to death benefits. These rules may dictate one or more of the following:

     o    Start date for distributions;

     o The time period in which all amounts in your account(s) must be distributed; or

     o    Distribution amounts.

Generally, you must begin receiving distributions from a traditional IRA by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. We must pay out distributions from the contract over one of the following time periods:

     o Over your life or the joint lives of you and your designated beneficiary; or

     o Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

The amount of each periodic distribution must be calculated in accordance with IRS regulations. If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

The following applies to the distribution of death proceeds under 408(b) and 408A (Roth IRA - See below) plans. Different distribution requirements apply if your death occurs:

     o    After you begin receiving minimum distributions under the contract; or

     o    Before you begin receiving such distributions.

If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 2002, your entire balance must be distributed to the designated beneficiary by December 31, 2007. However, if the distributions begin by December 31 of the calendar year following the calendar year of your death, and you have named a designated beneficiary, then payments may be made over either of the following time-frames:

     o    Over the life of the designated beneficiary; or

     o Over a period not extending beyond the life expectancy of the designated beneficiary.

If the designated beneficiary is your spouse, distributions must begin on or before the later of the following:

     o December 31 of the calendar year following the calendar year of your death; or

     o December 31 of the calendar year in which you would have attained age 70 1/2.

In lieu of taking a distribution under these rules, a spousal beneficiary may elect to treat the account as his or her own IRA. In such case, the surviving spouse will be able to make contributions to the account, make rollovers from the account, and defer taking a distribution until his or her age 70 1/2. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the account, makes additional contributions to the account, or fails to take a distribution within the required time period.

ROTH IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to limits on the amount of the contributions and the persons who may be eligible to contribute, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. A 10% penalty may apply to amounts attributable to a conversion from an IRA to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

DISTRIBUTIONS -- ROTH IRAS. A qualified distribution from a Roth IRA is not taxed when it is received. A qualified distribution is a distribution:

     o Made after the five-taxable year period beginning with the first taxable year for which a contribution was made; and

     o Made after you attain age 59 1/2, die, become disabled as defined in the Tax Code, or for a qualified first-time home purchase.

If a distribution is not qualified, it will be taxable to the extent of the accumulated earnings. A partial distribution will first be treated as a return of contributions which is not taxable and then as taxable accumulated earnings.

TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain
Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (Social Security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions, but not earnings on such distributions, may also be distributed upon hardship, but would generally be subject to penalties.

     TSAS -- DISTRIBUTIONS. All distributions from Section 403(b) plans are taxed as received unless either of the following are true:

     o The distribution is rolled over to another plan eligible to receive rollovers or to a traditional individual retirement annuity/account
          (IRA) in accordance with the Tax Code; or

     o You made after-tax contributions to the plan. In this case, the amount will be taxed according to rules detailed in the Tax Code.

Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 or retire, whichever occurs later, unless:

     o You are a 5% owner, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 70 1/2;or

     o You had amounts under the contract as of December 31, 1986. In this case, distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. However, if you take any distributions in excess of the minimum required amount, then special rules require that some or all of the December 31, 1986 balance be distributed earlier.


OTHER TAX CONSEQUENCES
As noted above, the foregoing comments about the federal tax consequences under the Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each contract owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

POSSIBLE CHANGES IN TAXATION
Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

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                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TABLE OF CONTENTS

     ITEM
     Company
     Experts
     Legal Opinions
     Distributor
     Yield Calculations for the Money Markets Subaccounts
     Performance Information
     Annuity Provisions
     Financial Statements

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PLEASE TEAR OFF, COMPLETE AND RETURN THE FORM BELOW TO ORDER A FREE STATEMENT OF ADDITIONAL INFORMATION FOR THE CONTRACTS OFFERED UNDER THE PROSPECTUS. ADDRESS THE FORM TO OUR CUSTOMER SERVICE CENTER; THE ADDRESS IS SHOWN ON THE COVER.

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PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT A.

Please Print or Type:

                           --------------------------------------------------
                           NAME

                           --------------------------------------------------
                           SOCIAL SECURITY NUMBER

                           --------------------------------------------------
                           STREET ADDRESS

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                           CITY, STATE, ZIP

EQUI-SELECT   121817                                                    05/01/02

                       This page intentionally left blank.

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                                   APPENDIX A
--------------------------------------------------------------------------------

                         CONDENSED FINANCIAL INFORMATION

The following tables give (1) the accumulation unit value ("AUV"), (2) the total number of accumulation units, and (3) the total accumulation unit value, for each subaccount of Equitable of Iowa Separate Account A available under the Contract for the indicated periods.


LIQUID ASSET

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  15.47         2,196,941        $   33,989
--------------------------------------------------------------
1999               14.79         3,594,772            53,181
--------------------------------------------------------------
1998               14.33         2,338,381            33,498
--------------------------------------------------------------
8/17/98            14.14                --                --
--------------------------------------------------------------

LIMITED MATURITY BOND

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  17.76         1,582,943        $   28,117
--------------------------------------------------------------
1999               16.72         2,225,953            37,221
--------------------------------------------------------------
1998               16.77         2,627,993            44,068
--------------------------------------------------------------
8/17/98            16.41                --                --
--------------------------------------------------------------

CORE BOND
  (FORMERLY GLOBAL FIXED INCOME)

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  11.74           594,407        $    6,977
--------------------------------------------------------------
1999               11.79           767,498             9,051
--------------------------------------------------------------
1998               13.09           946,714            12,391
--------------------------------------------------------------
1997               11.87         1,003,152            11,905
--------------------------------------------------------------
1996               11.96           705,870             8,440
--------------------------------------------------------------
1995               11.55           311,689             3,500
--------------------------------------------------------------
1994               10.06             5,098            51,288
--------------------------------------------------------------
10/7/94            10.00                --                --
--------------------------------------------------------------

                                       A1

FULLY MANAGED

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  26.04           859,959        $   22,389
--------------------------------------------------------------
1999               21.65           763,935            16,537
--------------------------------------------------------------
1998               20.53           779,994            16,015
--------------------------------------------------------------
1997               19.66           430,012             8,456
--------------------------------------------------------------
2/3/97             17.40                --                --
--------------------------------------------------------------

TOTAL RETURN

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  20.75         8,144,748        $  168,975
--------------------------------------------------------------
1999               18.06        11,904,760           214,998
--------------------------------------------------------------
1998               17.72        12,496,442           221,408
--------------------------------------------------------------
1997               16.10         9,244,077           148,852
--------------------------------------------------------------
1996               13.51         4,354,338            58,835
--------------------------------------------------------------
1995               12.05         1,312,565            15,822
--------------------------------------------------------------
1994                9.81            33,106               325
--------------------------------------------------------------
10/7/94            10.00                --                --
--------------------------------------------------------------

EQUITY INCOME

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  23.91           119,922        $    2,868
--------------------------------------------------------------
1999               21.47           128,090             2,751
--------------------------------------------------------------
1998               21.94            43,654               958
--------------------------------------------------------------
6/1/98             21.36                --                --
--------------------------------------------------------------

REAL ESTATE

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  26.64            93,266        $    2,484
--------------------------------------------------------------
1999               20.62            35,911               741
--------------------------------------------------------------
1998               21.74            11,546               252
--------------------------------------------------------------
6/1/98             24.06                --                --
--------------------------------------------------------------

                                       A2

VALUE EQUITY

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  19.46           141,890        $    2,761
--------------------------------------------------------------
1999               18.14            83,288             1,512
--------------------------------------------------------------
1998               18.31            13,489               247
--------------------------------------------------------------
6/1/98             18.81                --                --
--------------------------------------------------------------

RISING DIVIDENDS

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  24.94         2,837,674        $   70,758
--------------------------------------------------------------
1999               25.83         2,969,233            76,703
--------------------------------------------------------------
1998               22.61         2,936,233            66,385
--------------------------------------------------------------
1997               20.09         1,561,703            31,375
--------------------------------------------------------------
2/3/97             16.36                --                --
--------------------------------------------------------------

HARD ASSETS

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  16.32            15,095        $      246
--------------------------------------------------------------
1999               17.37            54,852               955
--------------------------------------------------------------
1998               14.28            23,848               341
--------------------------------------------------------------
6/1/98             18.34                --                --
--------------------------------------------------------------

RESEARCH

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  26.39         7,165,354        $  189,119
--------------------------------------------------------------
1999               28.04        13,175,523           369,426
--------------------------------------------------------------
1998               22.89        14,188,466           324,775
--------------------------------------------------------------
1997               18.87        10,840,733           204,520
--------------------------------------------------------------
1996               15.93         4,845,240            77,175
--------------------------------------------------------------
1995               13.10         1,255,752            16,447
--------------------------------------------------------------
1994                9.72            69,177               672
--------------------------------------------------------------
10/7/94            10.00                --                --
--------------------------------------------------------------

                                       A3

CAPITAL GROWTH

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  17.21         5,518,518        $   94,978
--------------------------------------------------------------
1999               21.06         6,297,934           132,629
--------------------------------------------------------------
1998               17.01         6,865,903           116,791
--------------------------------------------------------------
1997               15.41         5,699,245            87,808
--------------------------------------------------------------
1996               12.49         2,228,888            27,830
--------------------------------------------------------------
4/1/96             10.00                --                --
--------------------------------------------------------------

CAPITAL APPRECIATION

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  25.17           297,462        $    7,488
--------------------------------------------------------------
1999               30.11           118,847             3,579
--------------------------------------------------------------
1998               24.50            68,343             1,674
--------------------------------------------------------------
6/1/98             23.72                --                --
--------------------------------------------------------------

SMALL CAP

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  18.40         1,810,398        $   33,306
--------------------------------------------------------------
1999               22.82         1,648,148            37,613
--------------------------------------------------------------
1998               15.37         1,310,457            20,138
--------------------------------------------------------------
1997               12.88           885,024            11,401
--------------------------------------------------------------
2/3/97             11.98                --                --
--------------------------------------------------------------

MID-CAP GROWTH

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  42.23         4,352,839        $  183,839
--------------------------------------------------------------
1999               39.59         5,971,804           236,452
--------------------------------------------------------------
1998               22.43         5,924,179           132,856
--------------------------------------------------------------
1997               18.52         4,824,991            89,357
--------------------------------------------------------------
1996               15.70         2,602,724            40,853
--------------------------------------------------------------
1995               13.21           759,597            10,037
--------------------------------------------------------------
1994               10.35            63,781               660
--------------------------------------------------------------
10/7/94            10.00                --                --
--------------------------------------------------------------

                                       A4

STRATEGIC EQUITY

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  18.92           644,682        $   12,200
--------------------------------------------------------------
1999               21.92           259,811             5,696
--------------------------------------------------------------
1998               14.23            12,125               173
--------------------------------------------------------------
6/1/98             15.03                --                --
--------------------------------------------------------------

GROWTH

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  22.02         6,778,262        $  149,234
--------------------------------------------------------------
1999               28.62         6,813,659           195,012
--------------------------------------------------------------
1998               16.29         5,276,364            85,977
--------------------------------------------------------------
1997               13.03         4,326,368            56,374
--------------------------------------------------------------
1996               11.42         1,238,349            14,136
--------------------------------------------------------------
4/1/96             10.00                --                --
--------------------------------------------------------------

DEVELOPING WORLD

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $   7.58           375,616        $    2,847
--------------------------------------------------------------
1999               11.61           414,703             4,815
--------------------------------------------------------------
1998                7.28            81,839               596
--------------------------------------------------------------
2/19/98            10.00                --                --
--------------------------------------------------------------


                                       A5

PIMCO HIGH YIELD

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  10.01           435,552        $    4,360
--------------------------------------------------------------
1999               10.24           429,523             4,398
--------------------------------------------------------------
1998               10.08           200,928             2,025
--------------------------------------------------------------
6/1/98             10.00                --                --
--------------------------------------------------------------

PIMCO STOCKSPLUS GROWTH
  AND INCOME

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  11.72           745,672        $    8,739
--------------------------------------------------------------
1999               13.13           621,031             8,154
--------------------------------------------------------------
1998               11.11           573,722             6,377
--------------------------------------------------------------
6/1/98              9.59                --                --
--------------------------------------------------------------

                                       A6

For 2001:


        Separate Account Annual Charges of:                   1.40%
        -------------------------------------------------------------

        All-Cap
        AUV at beginning of year                               11.59
        AUV at end of year                                     11.65
        Number of units outstanding at end of year           577,461
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)                6,727

        Appreciation
        AUV at beginning of year                               18.03
        AUV at end of year                                     17.07
        Number of units outstanding at end of year         4,150,696
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)               70,852

        Capital Appreciation
        AUV at beginning of year                               25.17
        AUV at end of year                                     21.60
        Number of units outstanding at end of year           262,157
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)                5,662

        Capital Growth
        AUV at beginning of year                               17.21
        AUV at end of year                                     14.64
        Number of units outstanding at end of year         4,782,230
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)               70,001

        Core Bond Series
        AUV at beginning of year                               11.74
        AUV at end of year                                     11.86
        Number of units outstanding at end of year           594,128
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)                7,046

        Developing World
        AUV at beginning of year                                7.58
        AUV at end of year                                      7.08
        Number of units outstanding at end of year           331,242
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)                2,345

        Equity Income
        AUV at beginning of year                               23.91
        AUV at end of year                                     23.90
        Number of units outstanding at end of year           239,292
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)                5,718

        Fully Managed
        AUV at beginning of year                               26.04
        AUV at end of year                                     28.22
        Number of units outstanding at end of year         1,063,959
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)               30,021

        Growth
        AUV at beginning of year                               22.02
        AUV at end of year                                     15.14
        Number of units outstanding at end of year         5,960,686
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)               90,267

        Hard Assets
        AUV at beginning of year                               16.32
        AUV at end of year                                     14.14
        Number of units outstanding at end of year            20,494
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)                  290

        PIMCO High Yield Bond
        AUV at beginning of year                               10.01
        AUV at end of year                                     10.10
        Number of units outstanding at end of year           438,817
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)                4,433

        International Equity
        AUV at beginning of year                               11.37
        AUV at end of year                                      8.66
        Number of units outstanding at end of year         3,140,799
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)               27,210

        Investors
        AUV at beginning of year                               11.26
        AUV at end of year                                     10.63
        Number of units outstanding at end of year           356,036
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)                3,784

        Large CapValue
        AUV at beginning of year                               10.55
        AUV at end of year                                     10.02
        Number of units outstanding at end of year           576,108
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)                5,773

        Limited Maturity Bond
        AUV at beginning of year                               17.76
        AUV at end of year                                     19.06
        Number of units outstanding at end of year         1,655,739
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)               31,561

        Liquid Asset
        AUV at beginning of year                               15.47
        AUV at end of year                                     15.84
        Number of units outstanding at end of year         2,632,853
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)               41,711

        Managed Global Service
        AUV at beginning of year                               20.19
        AUV at end of year                                     17.54
        Number of units outstanding at end of year            11,682
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)                1,959

        Mid Cap Growth
        AUV at beginning of year                               42.23
        AUV at end of year                                     31.80
        Number of units outstanding at end of year         6,138,195
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)              195,209

        ING VP Worldwide Growth
        AUV at beginning of year                                8.75
        AUV at end of year                                      7.02
        Number of units outstanding at end of year            42.505
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)                  299

        Prudential Jennison
        AUV at beginning of year                                7.85
        AUV at end of year                                      6.30
        Number of units outstanding at end of year            77,059
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)                  485

        Real Estate
        AUV at beginning of year                               26.64
        AUV at end of year                                     28.40
        Number of units outstanding at end of year           130,768
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)                3,714

        Research
        AUV at beginning of year                               26.39
        AUV at end of year                                     20.44
        Number of units outstanding at end of year        11,117,450
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)              227,223

        Van Kampen Growth and Income
        AUV at beginning of year                               24.94
        AUV at end of year                                     21.65
        Number of units outstanding at end of year         2,517,254
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)               54,488

        SB Allocation Select Balanced
        AUV at beginning of year                               13.08
        AUV at end of year                                     12.72
        Number of units outstanding at end of year         4,394,969
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)               55,898

        SB Allocation Select Growth
        AUV at beginning of year                               13.33
        AUV at end of year                                     11.85
        Number of units outstanding at end of year         4,172,221
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)               49,445

        SB Allocation Select High Growth
        AUV at beginning of year                               14.13
        AUV at end of year                                     12.25
        Number of units outstanding at end of year         2,580,600
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)               31,612

        SB High Income
        AUV at beginning of year                               12.46
        AUV at end of year                                     11.82
        Number of units outstanding at end of year         1,212,079
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)               14,330

        SB International All Cap Growth
        AUV at beginning of year                               17.74
        AUV at end of year                                     12.04
        Number of units outstanding at end of year         1,827,559
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)               22,004

        SB Large Cap Value
        AUV at beginning of year                               21.16
        AUV at end of year                                     19.16
        Number of units outstanding at end of year         4,001,712
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)               76,679

        SB Money Market
        AUV at beginning of year                               12.27
        AUV at end of year                                     12.55
        Number of units outstanding at end of year         1,406,525
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)               17,651

        Capital Guardian Small Cap
        AUV at beginning of year                               18.40
        AUV at end of year                                     17.87
        Number of units outstanding at end of year         1,710,080
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)               30,561

        StocksPLUS
        AUV at beginning of year                               11.72
        AUV at end of year                                     10.23
        Number of units outstanding at end of year           746,623
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)                7,640

        Strategic Equity
        AUV at beginning of year                               18.92
        AUV at end of year                                     14.71
        Number of units outstanding at end of year           595,198
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)                8,754

        Total Return
        AUV at beginning of year                               20.75
        AUV at end of year                                     20.56
        Number of units outstanding at end of year         9,847,959
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)              202,433

        Value Equity
        AUV at beginning of year                               19.46
        AUV at end of year                                     18.34
        Number of units outstanding at end of year           159,381
        -------------------------------------------------------------
        Total AUV at end of year (in thousands)                2,923

--------------------------------------------------------------------------------
                                   APPENDIX B
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                  DESCRIPTION OF UNDERLYING INVESTMENT OPTIONS

--------------------------------------------------------------------------------
THE INVESTMENT PORTFOLIOS
--------------------------------------------------------------------------------

During the accumulation phase, you may allocate your premium payments and contract value to any of the investment portfolios available under this Contract. They are listed in this Appendix. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO ANY INVESTMENT PORTFOLIO, AND YOU MAY LOSE YOUR PRINCIPAL.

PLEASE KEEP IN MIND THE INVESTMENT RESULTS OF THE INVESTMENT PORTFOLIOS ARE LIKELY TO DIFFER SIGNIFICANTLY AND THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS RESPECTIVE INVESTMENT OBJECTIVE. SHARES OF THE PORTFOLIOS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIOS. SHARES OF THE PORTFOLIOS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. EXCEPT AS NOTED, ALL FUNDS ARE DIVERSIFIED, AS DEFINED UNDER THE INVESTMENT COMPANY ACT OF 1940.

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INVESTMENT
PORTFOLIO      DESCRIPTION
--------------------------------------------------------------------------------

THE GCG TRUST

All Cap        INVESTMENT OBJECTIVE
               Capital appreciation through investment in securities which the Portfolio Manager believes have above-average capital appreciation potential

               PRINCIPAL STRATEGIES
               Invests primarily in equity securities of U.S. companies of any size. Uses fundamental analysis to select securities of individual companies which offer greatest potential for capital appreciation across industries to reduce risk. Emphasis is on companies whose stock prices appear undervalued; special situations that may increase earnings or market price of the company's shares; growth potential due to technological advances, new products or services; or other significant new developments that may enhance future earnings.

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies, which increases transaction costs and may affect the Portfolio's performance.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Growth Investing Risk, Small and Mid-Cap Company Risk, Undervalued Securities Risk and Diversification Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. GROWTH INVESTING RISK refers to the risk that growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. SMALL AND MID-CAP COMPANY RISK refers to the risk that such companies may be more susceptible to price swings than larger companies because they have fewer financial resources, and limited product and market diversification. UNDERVALUED SECURITIES RISK refers to the risk that the market value of an undervalued security may not rise,

                                       B1

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INVESTMENT
PORTFOLIO      DESCRIPTION
--------------------------------------------------------------------------------

                    or may fall, if certain anticipated events do not occur or if investor perceptions about the security do not improve. DIVERSIFICATION RISK refers to the risk that a non-diversified portfolio will be more volatile than a diversified portfolio because it invests its assets in a smaller number of issuers and the gains or losses on a single security or issuer will have a greater impact on the non-diversified fund's net asset value.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Salomon Brothers Asset Management Inc

Capital        INVESTMENT OBJECTIVE
Appreciation   Long-term capital growth

               PRINCIPAL STRATEGIES
               Invests primarily in equity securities believed to be undervalued relative to an issuer's current or projected earnings; relative to current market values of an issuer's assets; or relative to equity markets generally.

               The Portfolio also may invest in preferred stocks and debt instruments that are consistent with its investment objective for their potential growth of capital and not for their ability to generate income, and up to 25% of its assets in foreign securities.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Value Investing Risk, and Foreign Investment Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. VALUE INVESTING RISK refers to the risk that undervalued stocks may not realize their perceived value for extended periods of time. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: A I M Capital Management, Inc.

Capital Growth INVESTMENT OBJECTIVE
               Long-term total return.

               PRINCIPAL STRATEGIES
               Invests primarily in common stocks of middle capitalization companies with market capitalizations of up to $5 billion. Focus is on companies believed to offer superior relative earnings growth potential.

               The Portfolio Manager applies a growth-oriented investment philosophy defined by its early recognition of change, commitment to fundamental research, and emphasis on stock selection.

               The Portfolio also may invest in securities of larger companies, and may invest a substantial portion of its assets in securities issued by small, small-cap and mid-cap companies, which may offer greater opportunities for share price increase than larger companies. Equity and debt securities in which the Portfolio normally invests include common and preferred stocks, convertible securities, bonds, and notes.

               The Portfolio also may invest in foreign securities (including in emerging or developing markets); foreign currencies, options; lower-quality, high yielding debt securities (commonly called "junk bonds"); "zero-coupon" bonds; "payment-in-kind" bonds, and engage in short sales of securities it expects to decline in price. At times the Portfolio may invest more than 25% of its assets in

                                       B2

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INVESTMENT
PORTFOLIO      DESCRIPTION
--------------------------------------------------------------------------------

               securities of issuers in one or more market sectors if the investment return available justifies any additional risk associated with heavily investing in that sector.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Growth Investing Risk, Foreign Investment Risk, Small and Mid-Cap Company Risk, High-Yield Bond Risk, and Industry Concentration Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. GROWTH INVESTING RISK refers to the risk that growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs. SMALL AND MID-CAP COMPANY RISK refers to the risk that smaller companies may be more susceptible to price swings than larger companies because they have fewer financial resources, and limited product and market diversification. HIGH YIELD BOND RISK refers to the risk that high yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but also typically have greater potential volatility and principal and income risk. INDUSTRY CONCENTRATION RISK refers to the risk that a portfolio that invests primarily in securities of companies in a particular market sector may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market sector.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Alliance Capital Management, L.P.

Capital        INVESTMENT OBJECTIVE
Guardian       Long-term capital appreciation
Small Cap
               PRINCIPAL STRATEGIES
               Invests at least 80% of its total assets in equity securities of small capitalization ("small-cap") companies that have total market capitalizations equal to those within a universe of S & P
               SmallCap 600 Index stocks. May also invest up to 20% of its assets in companies outside of this range.

               Equity securities in which the Portfolio may invest include common or preferred stocks, or securities convertible into or exchangeable for equity securities, such as warrants and rights. The Portfolio may also hold up to 15% of its assets in money market instruments and repurchase agreements.

               Invests primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market that may still be in the developmental stage; older companies that appear to be entering a new stage of growth because of factors such as management changes or development of new technology, products or markets; or companies that may provide products or services with a high unit volume growth rate.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Small Company Risk, and OTC Investment Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. SMALL COMPANY RISK refers to the risk that small companies may be more susceptible to price swings than larger companies because they have fewer financial resources, and limited product and market diversification. OTC INVESTMENT RISK refers to the

                                       B3

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INVESTMENT
PORTFOLIO      DESCRIPTION
--------------------------------------------------------------------------------

                    risk that over-the-counter ("OTC") securities are generally securities of companies that are smaller or newer than securities listed on the New York Stock or American Stock Exchanges and may involve greater risk.

               INVESTMENT MANAGER: Directed Services, Inc

               PORTFOLIO MANAGER: Capital Guardian Trust Company

Core Bond      INVESTMENT OBJECTIVE
               Maximum total return, consistent with preservation of capital and prudent investment management

               PRINCIPAL STRATEGIES
               Under normal circumstances, invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Portfolio Manager's forecast for interest rates.

               Invests primarily in investment-grade debt securities, but may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by the Portfolio Manager to be of comparable quality. May invest up to 20% of its assets in securities denominated in foreign currencies, and beyond this limit in U.S. dollar-denominated securities of foreign issuers, including Yankees and Euros. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to foreign currency fluctuations. Normally hedges at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

               The Portfolio may engage in derivative transactions on securities in which it is permitted to invest, on securities indexes, interest rates and foreign currencies; may lend its portfolio securities to brokers, dealers and other financial institutions to earn income; and may seek without limitation to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Interest Rate Risk, Issuer Risk, Credit Risk, Foreign Investment Risk, Currency Risk, Derivative Risk, Liquidity Risk, Mortgage Risk, and Leveraging Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. INTEREST RATE RISK refers to the risk that fixed income securities could lose value because of interest rate changes. ISSUER RISK refers to the risk that the value of a security may decline for a number of reasons which are directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services. CREDIT RISK refers to the risk that the issuer of debt obligations may be unable to make principal and interest payments when they become due. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs. CURRENCY RISK refers to the risk that changes in currency exchange rates may affect foreign securities held by the portfolio and may reduce the returns of the portfolio. DERIVATIVE RISK refers to the risk that derivative instruments involve risks different from direct investments in underlying securities, including imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. LIQUIDITY RISK refers to the risk that investments in illiquid securities may reduce the portfolio's

                                       B4

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INVESTMENT
PORTFOLIO      DESCRIPTION
--------------------------------------------------------------------------------

                    returns because it may be unable to sell the illiquid securities at an advantageous time or price. MORTGAGE RISK refers to the risk that rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-related securities are subject to prepayment risk, which may require a portfolio to reinvest that money at lower prevailing interest rates, thus reducing the portfolio's returns. LEVERAGING RISK refers to the risk that that the use of leverage may cause a portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Pacific Investment Management Company LLC

Developing     INVESTMENT OBJECTIVE
World          Capital appreciation

               PRINCIPAL STRATEGIES
               Invests primarily in the equity securities of companies in "emerging market countries." Normally invests in at least six emerging market countries with no more than 35% of its assets in any one country. Emerging market countries are those that are identified as such in the Morgan Stanley Capital International Emerging Markets Free Index, or the International Finance Corporation Emerging Market Index, or by the Portfolio Manager because they have a developing economy or because their markets have begun a process of change and are growing in size and/or sophistication.

               Investment process seeks to deliver superior risk-adjusted returns using fundamental analysis to evaluate key investment drivers at both the country and company level to identify unrecognized growth opportunities. Equity securities in which the Portfolio invests are primarily common stocks, but may also include other types of equity and equity derivative securities. May invest 10% in debt securities rated below investment-grade.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Emerging Market Risk, and Foreign Investment Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. EMERGING MARKET RISK refers to the risk that investing in emerging market countries present risks in a greater degree than, and in addition to, investing in foreign issuers in general. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs. To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Baring International Investment Limited

Equity Income  INVESTMENT OBJECTIVE
               Substantial dividend income as well as long-term growth of capital.

               PRINCIPAL STRATEGIES
               Normally invests at least 80% of its assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

               The Portfolio Manager typically employs a "value" approach in selecting investments, seeking companies that appear to be undervalued by various measures and may be temporarily out of favor,

                                       B5

--------------------------------------------------------------------------------
INVESTMENT
PORTFOLIO      DESCRIPTION
--------------------------------------------------------------------------------

               but have good prospects for capital appreciation and dividend growth. In selecting investments, the Portfolio Manager generally looks for companies with an established operating history, above-average dividend yield relative to the S&P 500; low price/earnings ratio relative to the S&P 500; a sound balance sheet and other positive financial characteristics; and low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises.

               Invests primarily in U.S. common stocks, but may also invest in other securities, including foreign securities, debt securities, and futures and options in keeping with its objective. May also invest in shares of the T. Rowe Price Reserve Investment Funds, Inc., an internally managed money market fund of T. Rowe Price; and may invest in securities that do not meet its normal criteria when perceives unusual opportunity for gain.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, and Value Investing Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. VALUE INVESTING RISK refers to the risk that undervalued stocks may not realize their perceived value for extended periods of time.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: T. Rowe Price Associates, Inc.

Fully Managed  INVESTMENT OBJECTIVE
               Over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk

               PRINCIPAL STRATEGIES
               Pursues an active asset allocation strategy whereby investments are allocated among three asset classes - equity securities, debt securities and money market instruments. Uses a value approach to reduce risk and maximize gains. Invests primarily in common stocks of established companies that are believed to have above-average potential for capital growth. Common stocks typically comprise at least half of the Portfolio's total assets. Remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, foreign securities, futures, and options on securities, financial indices and foreign currencies as a cash management tool.

               Also may invest in short-term U.S. dollar-denominated obligations of foreign banks if, at the time of purchase, such banks have more than $1 billion in assets. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies, which increases transaction costs and could detract from the Portfolio's performance. The Portfolio may purchase securities that do not meet its normal investment criteria when perceives unusual opportunity for gain.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Income Risk, Interest Rate Risk, Credit Risk, Call Risk, Value Investing Risk, and Allocation Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. INCOME RISK relates to the risk that a portfolio's income may fall due to falling interest rates. Income risk is greatest for short-term bonds and the least for long-term bonds. INTEREST RATE RISK refers to the risk that fixed income securities could lose value because of interest rate changes. CREDIT RISK refers to the risk that the issuer of debt obligations may be unable to make principal and interest payments when they become due. CALL RISK refers to the risk that, during periods of falling interest rates, a bond issuer may "call" or repay its high yielding bond before the bond's maturity date. Forced to invest the proceeds at lower interest rates, a portfolio would experience a decline in income. VALUE INVESTING RISK refers to the risk that undervalued stocks may not realize their perceived value for extended periods of time. ALLOCATION RISK refers to the risk that a portfolio could miss attractive investment opportunities

                                       B6

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INVESTMENT
PORTFOLIO      DESCRIPTION
--------------------------------------------------------------------------------

                    by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: T. Rowe Price Associates, Inc.

Growth         INVESTMENT OBJECTIVE
               Capital appreciation

               PRINCIPAL STRATEGIES
               Invests primarily in equity securities selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies; without limit in foreign equity and debt securities (including in emerging or developing markets); up to 35% of its net assets in high-yield bonds; and in forward foreign currency contracts, futures and options.

               The Portfolio Manager applies a "bottom up" approach in choosing investments in companies with earnings growth potential. If the Portfolio Manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Growth Investing Risk, Small Company Risk, Foreign Investment Risk and High Yield Bond Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. GROWTH INVESTING RISK refers to the risk that growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. SMALL COMPANY RISK refers to the risk that small companies may be more susceptible to price swings than larger companies because they have fewer financial resources, and limited product and market diversification. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs. To the extent that the portfolio invests more than 25% of its total assets in one geographic region or country, the portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund. HIGH YIELD BOND RISK refers to the risk that high yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential volatility and principal and income risk.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Janus Capital Management LLC

Hard Assets    INVESTMENT OBJECTIVE
               Long-term capital appreciation

               PRINCIPAL STRATEGIES
               Invests at least 80% of its assets in the equities of producers of commodities. May invest in equity securities and debt securities of hard asset companies, including structured notes, whose value is linked to the price of a hard asset commodity or a commodity index. Hard asset companies are companies that are directly or indirectly engaged significantly in the exploration, development, production or distribution of commodities.

               Also may invest in securities of foreign issuers (including up to 35% in South Africa); ompanies not engaged in natural resources/hard asset activities; investment-grade corporate debt; U.S.

                                      B7

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PORTFOLIO      DESCRIPTION
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               government or foreign obligations; money market instruments; repurchase agreements; special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country; derivatives; and equity securities listed on the U.S. or foreign securities exchanges or traded over-the-counter. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies, which increases transaction costs and could detract from the Portfolio's performance. The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Hard Asset Risk, Sector Concentration Risk, Industry Concentration Risk, OTC Investment Risk, Foreign Investment Risk, Emerging Market Risk and Diversification Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. HARD ASSET RISK refers to the risk that the production and marketing of hard assets (commodities) may be affected by actions and changes in governments. Securities of hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets. SECTOR CONCENTRATION RISK refers to the risk that, to the extent a portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the portfolio than it would on a fund that has not concentrated its investment. INDUSTRY CONCENTRATION RISK refers to the risk that a portfolio that invests primarily in securities of companies in a particular market sector may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market sector. OTC INVESTMENT RISK refers to the risk that over-the-counter ("OTC") securities are generally securities of companies that are smaller or newer than securities listed on the New York Stock or American Stock Exchanges and may involve greater risk. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs. To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund. EMERGING MARKET RISK refers to the risk that investing in emerging market countries present risks in a greater degree than, and in addition to investing in foreign issuers in general. DIVERSIFICATION RISK refers to the risk that a non-diversified portfolio will be more volatile than a diversified portfolio because it invests its assets in a smaller number of issuers, and the gains or losses on a single security or issuer will have a greater impact on the non-diversified fund's net asset value.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Baring International Investment Limited

International  INVESTMENT OBJECTIVE
Equity         Long-term growth of capital

               PRINCIPAL STRATEGIES
               Under normal conditions, invests at least 80% of its net assets in equity securities of issuers located in countries outside of the United States.

               Equity securities may include common and preferred stocks, warrants and convertible securities. The Portfolio may invest in companies located in countries with emerging securities markets when believed to present attractive investment opportunities and also may invest up to 20% of its assets in securities of U.S. issuers, including investment-grade debt securities. The Portfolio invests primarily in equity securities of larger companies, but may also invest in small- and medium-sized companies.

               The Portfolio Manager will invest at least 65% of the Portfolio in assets of companies which, based upon a fundamental analysis of a company's earning prospects, it believes will experience faster

                                       B8

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INVESTMENT
PORTFOLIO      DESCRIPTION
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               earnings per share growth than that of other companies in one or more of the same market, sector, or industry.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Foreign Investment Risk, Medium and Small Company Risk, Liquidity Risk, Debt Securities Risk, Emerging Market Risk, and Market Trends Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs. To the extent that it invests more than 25% of its total assets in one geographic region or country, the portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund. MEDIUM AND SMALL COMPANY RISK refers to the risk that these companies may be more susceptible to price swings than larger companies because they have fewer financial resources, and limited product and market diversification. LIQUIDITY RISK refers to the risk that a portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. DEBT SECURITIES RISK refers to the risks inherent in investing in debt securities, such as bonds. These risk include credit risk (the risk that the borrower will not make timely payments of principal and interest); and interest rate risk (the risk that the value of the security may fall when interest rates rise). EMERGING MARKET RISK refers to the risk that investing in emerging market countries present risks in a greater degree than, and in addition to investing in foreign issuers in general. MARKET TRENDS RISK refers to the risk that from time to time, the stock market may not favor the securities in which the Portfolio invests.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: ING Investments, LLC

                                       B9

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INVESTMENT
PORTFOLIO      DESCRIPTION
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Investors      INVESTMENT OBJECTIVE
               Long-term growth of capital. Current income is a secondary objective.

               PRINCIPAL STRATEGIES
               Invests primarily in equity securities of U.S. companies. May also invest in other equity securities, and to a lesser degree, in income producing securities such as debt securities.

               Emphasizes individual security selection while spreading investments across industries, which may help to reduce risk. Portfolio Manager's bottom-up approach focuses on identifying established large capitalization companies with over $5 billion in market capitalization, and companies with solid growth potential at reasonable values. The Portfolio Manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Income Risk, Interest Rate Risk, Credit Risk, Call Risk, Maturity Risk, and Growth Investing Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. INCOME RISK relates to the risk that a portfolio's income may fall due to falling interest rates. Income risk is greatest for short-term bonds and the least for long-term bonds. INTEREST RATE RISK refers to the risk that fixed income securities could lose value because of interest rate changes. CREDIT RISK refers to the risk that the issuer of debt obligations may be unable to make principal and interest payments when they become due. CALL RISK refers to the risk that, during periods of falling interest rates, a bond issuer may "call" or repay, its high yielding bond before the bond's maturity date. Forced to invest the proceeds at lower interest rates, a portfolio would experience a decline in income. MATURITY RISK refers to the risk that the average maturity of a portfolio's fixed income investments will affect the volatility of the portfolio's share price. Fixed income securities with longer maturities will be more volatile than fixed income securities with shorter maturities. GROWTH INVESTING RISK refers to the risk that growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

               INVESTMENT MANAGER
               Directed Services, Inc.

               PORTFOLIO MANAGER
               Salomon Brothers Asset Management Inc.

Large Cap      INVESTMENT OBJECTIVE
Value          Long-term growth of capital and income

               PRINCIPAL STRATEGIES
               Under normal market conditions, invests at least 80% of its assets in equity and equity-related securities of companies with market capitalization greater than $1 billion at the time of investment.

               In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio may hold American Depositary Receipts, which are U.S. registered securities of foreign issuers that are denominated in U.S. dollars, and other securities representing ownership interests in securities of foreign companies, such as European Depositary Receipts and Global Depositary Receipts.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, and Growth Investing Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. GROWTH INVESTING RISK refers to the risk that growth stocks may

                                      B10

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INVESTMENT
PORTFOLIO      DESCRIPTION
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                    be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

               INVESTMENT MANAGER
               Directed Services, Inc.

               PORTFOLIO MANAGER
               Capital Guardian Trust Company

Limited        INVESTMENT OBJECTIVE
Maturity Bond  Highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

               PRINCIPAL STRATEGIES
               Invests primarily in a diversified portfolio of limited maturity debt securities. These short- to intermediate-term debt securities have remaining maturities of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rapidly rising interest rates may be shortened to one year or less. The Portfolio Manager utilizes a decision making process based on active duration management; yield curve analysis; sector selection; and security selection.

               Invests in non-government securities only if rated Baa3 or better by Moody's Investors Service, Inc. ("Moody's") or BBB- or better by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, the Portfolio Manager determines that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody's (P-1 or P-2) or S&P (A-1+, A-1 or A-2), or determined to be of comparable quality by the Portfolio Manager. In addition, may purchase private placements of debt securities (which are often restricted securities) along with other illiquid securities, subject to appropriate limits. The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Income Risk, Interest Rate Risk, Issuer Risk, Credit Risk, and Call Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. INCOME RISK relates to the risk that a portfolio's income may fall due to falling interest rates. Income risk is greatest for short-term bonds and the least for long-term bonds. INTEREST RATE RISK refers to the risk that fixed income securities could lose value because of interest rate changes. ISSUER RISK refers to the risk that the value of a security may decline for a number of reasons which are directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services. CREDIT RISK refers to the risk that the issuer of debt obligations may be unable to make principal and interest payments when they become due. CALL RISK refers to the risk that, during periods of falling interest rates, a bond issuer may "call" or repay, its high yielding bond before the bond's maturity date. Forced to invest the proceeds at lower interest rates, a portfolio would experience a decline in income.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: ING Investment Management LLC

Liquid Asset   INVESTMENT OBJECTIVE
               High level of current income consistent with the preservation of capital and liquidity

                                      B11

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PORTFOLIO      DESCRIPTION
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               PRINCIPAL STRATEGIES
               The Portfolio Manager strives to maintain a stable $1 per share net asset value and its investment strategy focuses on safety of principal, liquidity and yield, in order of importance, to achieve this goal.

               At least 95% of the Portfolio's investments must be rated in the highest short-term ratings category (or determined to be of comparable quality by the Portfolio Manager) and the Portfolio Manager must make an independent determination that each investment represents minimal credit risk to the Portfolio. The average maturity of the Portfolio's securities may not exceed 90 days and the maturity of any individual security may not exceed 397 days. At the time of purchase, no more than 5% of total assets may be invested in the securities of a single issuer. In addition, no more than 10% of total assets may be subject to demand features or guarantees from a single institution. The 10% demand feature and guarantee restriction is applicable to 75% of total assets subject to certain exceptions. The Portfolio may invest in U.S. dollar-denominated money market instruments.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Income Risk, Interest Rate Risk, and Credit Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. INCOME RISK relates to the risk that a portfolio's income may fall due to falling interest rates. Income risk is greatest for short-term bonds and the least for long-term bonds. INTEREST RATE RISK refers to the risk that fixed income securities could lose value because of interest rate changes. CREDIT RISK refers to the risk that the issuer of debt obligations may be unable to make principal and interest payments when they become due.

               AN INVESTMENT IN THE LIQUID ASSET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO, AND THE PORTFOLIO MANAGER CANNOT ASSURE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE.

               INVESTMENT MANAGER
               Directed Services, Inc.

               PORTFOLIO MANAGER
               ING Investment Management LLC

Managed Global INVESTMENT OBJECTIVE
               Capital appreciation. Current income is only an incidental consideration.

               PRINCIPAL STRATEGIES
               Invests primarily in common stocks traded in securities markets throughout the world. The Portfolio may invest up to 100% of its total assets in securities traded in securities markets outside the United States. The Portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States.

               In unusual market circumstances where the Portfolio Manager believes that foreign investing may be unduly risky, all of the Portfolio's assets may be invested in the United States. The Portfolio may hold a portion of its assets in cash or money market instruments; and may invest in any type of company, large or small, with earnings showing relatively strong growth trend, or in a company in which significant further growth is not anticipated but whose securities are thought to be undervalued, and also in small and relatively less well known companies.

               The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies, which increases transaction costs and could detract from performance.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Emerging Market Risk, Small Company Risk, Foreign Investment Risk, and Diversification Risk.

                                      B12

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INVESTMENT
PORTFOLIO      DESCRIPTION
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                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. EMERGING MARKET RISK refers to the risk that investing in emerging market countries present risks in a greater degree than, and in addition to investing in foreign issuers in general. SMALL COMPANY RISK refers to the risk that small companies may be more susceptible to price swings than larger companies because they have fewer financial resources, and limited product and market diversification. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs. To the extent that the portfolio invests more than 25% of its total assets in one geographic region or country, the portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund. DIVERSIFICATION RISK refers to the risk that a non-diversified portfolio will be more volatile than a diversified portfolio because it invests its assets in a smaller number of issuers, and the gains or losses on a single security or issuer will have a greater impact on the non-diversified fund's net asset value.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Capital Guardian Trust Company

Mid-Cap        INVESTMENT OBJECTIVE
Growth         Long-term growth of capital

               PRINCIPAL STRATEGIES
               Normally invests at least 80% of its net assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts) of companies with medium market capitalizations (or "mid-cap companies") believed to have above-average growth potential.

               The Portfolio Manager defines mid-cap companies as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap Growth Index at the time of investment. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

               The Portfolio uses a bottom-up investment style in managing the Portfolio.

               The Portfolio may invest in foreign securities (including emerging markets securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies, which increases transaction costs and could detract from the Portfolio's performance. The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Mid-Cap Company Risk, OTC Investment Risk, Growth Investing Risk, Foreign Investment Risk, Emerging Market Risk, Diversification Risk, High Yield Bond Risk and Short Sales Risk

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. MID-CAP COMPANY RISK refers to the risk that investment in mid-cap companies entails greater risk than investing in larger, more established companies because they have more narrow product lines, more limited financial resources and a more limited trading market for their stocks. OTC INVESTMENT RISK refers to the risk that over-the-counter ("OTC") securities are generally securities of companies that are smaller or newer than securities listed on the New York Stock or American Stock Exchanges and may involve greater risk. GROWTH INVESTING RISK refers to the risk that growth stocks may be more volatile than other stocks

                                      B13

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INVESTMENT
PORTFOLIO      DESCRIPTION
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                    because they are more sensitive to investor perceptions of the issuing company's growth potential. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs. EMERGING MARKET RISK refers to the risk that investing in emerging market countries present risks in a greater degree than, and in addition to investing in foreign issuers in general. DIVERSIFICATION RISK refers to the risk that a non-diversified portfolio will be more volatile than a diversified portfolio because it invests its assets in a smaller number of issuers, and the gains or losses on a single security or issuer will have a greater impact on the non-diversified fund's net asset value. HIGH YIELD BOND RISK refers to the risk that high yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential volatility and principal and income risk. SHORT SALES RISK refers to the risk that the potential loss on a short sale may exceed the entire amount of the collateral deposited.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Massachusetts Financial Services Company

Real Estate    INVESTMENT OBJECTIVE
               Capital appreciation. Current income is a secondary objective.

               PRINCIPAL STRATEGIES
               Invests at least 80% of its assets in equity securities of companies in the real estate industry that are listed on national exchanges or the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

               Focus is on real estate investment trusts ("REITs") as well as real estate operating companies that invest in a variety of property types and regions. Securities are generally selected for long-term investment. The majority of the Portfolio's assets are invested in companies that have at least 50% of their assets in, or that derive at least 50% of their revenues from, the following sectors of the real estate industry: ownership (including listed real estate investment trusts); construction and development; asset sales; property management or sale; and other related real estate services. The Portfolio may invest more than 25% of its assets in any of the above sectors.

               The Portfolio also may invest in equity, debt, or convertible securities of issuers whose products and services are related to the real estate industry; financial institutions which issue or service mortgages; and securities of companies unrelated to the real estate industry but which have significant real estate holdings believed to be undervalued. The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Real Estate Risk, Industry Concentration Risk, and
               Diversification Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. REAL ESTATE RISK refers to the risk that, although the portfolio will not invest in real estate directly, it may invest in real estate industry companies, including real estate investment trusts ("REITs"). As a result, the portfolio may be subject to certain risks associated with direct ownership of real estate and the real estate industry in general, including declines in the value of real estate, adverse changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, tenant credit worthiness and ability to meet rent obligations, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, and increase in interest rates. INDUSTRY CONCENTRATION RISK refers to the risk that a portfolio that invests primarily in securities of companies in a particular market sector may be subject to greater risks and market fluctuations than other portfolios that are more diversified by market sector.

                                      B14

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INVESTMENT
PORTFOLIO      DESCRIPTION
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                    DIVERSIFICATION RISK refers to the risk that a non-diversified portfolio will be more volatile than a diversified portfolio because it invests its assets in a smaller number of issuers, and the gains or losses on a single security or issuer will have a greater impact on the non-diversified fund's net asset value.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Van Kampen

Research       INVESTMENT OBJECTIVE
               Long-term growth of capital and future income

               PRINCIPAL STRATEGIES
               Normally invests at least 80% of its net assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts). Focus is on companies believed to have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size, and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

               The Portfolio may invest in foreign equity securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio may engage in active and frequent trading to achieve its principal investment stategies, which increases transaction costs and could detract from the Portfolio's performance.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, OTC Investment Risk and Foreign Investment Risk, High Yield Bond Risk and Frequent Trading Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. OTC INVESTMENT RISK refers to the risk that over-the-counter ("OTC") securities are generally securities of companies that are smaller or newer than securities listed on the New York Stock or American Stock Exchanges and may involve greater risk. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs. HIGH YIELD BOND RISK refers to the risk that high yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential volatility and principal and income risk. FREQUENT TRADING RISK refers to the risk that active and frequent trading increases transactions costs, which detract from performance.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Massachusetts Financial Services Company

                                      B15

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INVESTMENT
PORTFOLIO      DESCRIPTION
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Strategic      INVESTMENT OBJECTIVE
Equity         Capital appreciation

               PRINCIPAL STRATEGIES
               Normally invests at least 80% of its net assets in securities of mid-cap companies with market capitalizations, at the time of purchase, within the range of market capitalizations of companies included in theRussell Midcap Index.

               Under Normal conditions, the top 10 holdings may comprise up to 40% of total assets. The Portfolio may also invest up to 25% of its total assets in foreign securities. In complying with the 80% requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments that have economic characteristics similar to the Portfolio's direct investments, such as warrants, futures, options, exchange-traded funds and ADRs. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

               Focuses on companies believed likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The Portfolio Manager usually sells a particular security when any of those factors materially changes. As a result of the Portfolio's investment strategy, the market prices of many of the securities purchased and held by the Portfolio may fluctuate widely. Any income received from securities held by the Portfolio is incidental.

               The Portfolio's strategy does not preclude investment in large, seasoned companies that the Portfolio Manager believes possess superior potential returns similar to companies with formative growth profiles, or in established smaller companies (under $500 million in market capitalization) which may offer exceptional value based upon substantially above-average earnings growth potential relative to market value.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Growth Investing Risk, Small Company Risk, Foreign Investment Risk, Mid-Cap Company Risk, and Derivative Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. GROWTH INVESTING RISK refers to the risk that growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. SMALL COMPANY RISK refers to the risk that small companies may be more susceptible to price swings than larger companies because they have fewer financial resources, and limited product and market diversification. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs. MID-CAP COMPANY RISK refers to the risk that investment in mid-cap companies entails greater risk than investing in larger, more established companies because they have more narrow product lines, more limited financial resources and a more limited trading market for their stocks. DERIVATIVE RISK refers to the risk that derivative instruments involve risks different from direct investments in underlying securities, including imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: A I M Capital Management, Inc.

Total Return   INVESTMENT OBJECTIVE
               Above-average income (compared to a portfolio entirely invested in equity securities) consistent with

                                      B16

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INVESTMENT
PORTFOLIO      DESCRIPTION
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               the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.

               PRINCIPAL STRATEGIES
               The Portfolio is a "balanced fund" that invests in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests at least 40%, but not more than 75%, of its assets in common stocks and related securities (referred to as equity securities), such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and at least 25%, but not more than 60%, of its net assets in non-convertible fixed income securities.

               The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) based on the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. Portfolio Manager uses fundamental analysis to select equity securities believed to be undervalued.

               The Portfolio may invest up to 20% of its assets in foreign securities, including securities of companies in emerging or developing markets, up to 20% of its assets in lower rated nonconvertible fixed income securities and comparable unrated securities; and may invest with no limitation in mortgage pass-through securities and American Depositary Receipts. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies, which increases transaction costs and could detract from the Portfolio's performance.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Income Risk, Interest Rate Risk, Credit Risk, Call Risk, Allocation Risk, Convertible Securities Risk, , Undervalued Securities Risk, High Yield Bond Risk, Foreign Investment Risk, Maturity Risk and Liquidity Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. INCOME RISK relates to the risk that a portfolio's income may fall due to falling interest rates. Income risk is greatest for short-term bonds and the least for long-term bonds. INTEREST RATE RISK refers to the risk that fixed income securities could lose value because of interest rate changes. CREDIT RISK refers to the risk that the issuer of debt obligations may be unable to make principal and interest payments when they become due. CALL RISK refers to the risk that, during periods of falling interest rates, a bond issuer may "call" or repay, its high yielding bond before the bond's maturity date. Forced to invest the proceeds at lower interest rates, a portfolio would experience a decline in income. ALLOCATION RISK refers to the risk that a portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines. CONVERTIBLE SECURITIES RISK refers to the risk that the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline, and their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. UNDERVALUED SECURITIES RISK refers to the risk that the market value of an undervalued security may not rise, or may fall, if certain anticipated events do not occur or if investor perceptions about the security do not improve. HIGH YIELD BOND RISK refers to the risk that high yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but also typically have greater potential volatility and principal and income risk. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs. MATURITY RISK refers to the risk that the average maturity of a portfolio's fixed income investments will affect the volatility of the portfolio's share price. LIQUIDITY RISK refers to the risk that investments in illiquid securities may reduce the portfolio's returns because it may be unable to sell the illiquid securities at an advantageous time or price.

               INVESTMENT MANAGER: Directed Services, Inc.

                                      B17

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INVESTMENT
PORTFOLIO      DESCRIPTION
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               PORTFOLIO MANAGER: Massachusetts Financial Services Company

Value Equity   INVESTMENT OBJECTIVE
               Seeks capital appreciation. Dividend income is a secondary objective.

               PRINCIPAL STRATEGIES
               Normally invests at least 80% of its assets in equity securities of domestic and foreign issuers that meet quantitative standards relating to financial soundness and high intrinsic value relative to price.

               The Portfolio Manager screens equity securities for key variables and performs in-depth fundamental research to identify possible value opportunities and securities that are trading at significant discounts to intrinsic value.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Value Investing Risk, and Foreign Investment Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. VALUE INVESTING RISK refers to the risk that undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks, and typically underperform when other investing styles, such as growth investing, are in favor. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Eagle Asset Management, Inc.

Van Kampen     INVESTMENT OBJECTIVE
Growth and     Long-term growth of capital and income
Income
               PRINCIPAL STRATEGIES
(formerly      Under normal market conditions, invests primarily in what it
Rising         believes to be income-producing equity securities, including
Dividends)     common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities rated "investment grade," which are securities rated within the four highest grades assigned by Standard & Poor's
               Rating Corporation or by Moody's Investors Service, Inc.

               Focuses primarily on a security's potential for growth of capital and income. Although the Portfolio may invest in companies of any size, focus is on larger capitalization companies believed to possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Portfolio Manager indicate that it is desirable to do so. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers; and may purchase and sell certain derivative instruments, such as options, futures and options on futures, for various portfolio management purposes.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Small, Newly Formed and Medium-Sized Company Risk, Foreign Investment Risk and Derivative Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. SMALL, NEWLY FORMED AND MEDIUM-SIZED COMPANY RISK

                                      B18

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INVESTMENT
PORTFOLIO      DESCRIPTION
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                    refers to the risk that the prices of small or medium-sized companies or of newly formed companies often fluctuate more than the stock prices of larger, more established companies. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs. DERIVATIVE RISK refers to the risk that derivative instruments involve risks different from direct investments in underlying securities, including imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Van Kampen

ING VARIABLE INSURANCE TRUST

ING VP         INVESTMENT OBJECTIVE
Worldwide      Seeks to provide investors with long-term capital appreciation.
Growth
Portfolio      PRINCIPAL STRATEGIES
(formerly      Under normal conditions, invests at least 65% of net assets in
Pilgrim        equity securities of issuers located in at least three countries,
VIT Worldwide  one of which may be the U.S. Generally invests at least 75% of
Growth)        total assets in common and preferred stocks, warrants and
               convertible securities. May invest in companies located in
Service        countries with emerging securities markets when the portfolio
Shares         mangers believe they present attractive investment opportunities.
               Portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. Portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and a sell discipline.
               Portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure. From time to time, the Fund's adviser reviews the allocation between U.S. stocks and non-U.S.
               stocks in the portfolio, and may rebalance the portfolio using factors that the adviser deems appropriate.

               PRINCIPAL RISKS
               The Fund may be affected by the following risks, among others: price volatility, market trends, risks of foreign investing, and lack of diversification. Price volatility refers to the risk that the value of the Fund will decrease if the value of the Fund's underlying investments decrease. Equity securities face market, issuer and other risks, and their values may go down, sometimes rapidly and unpredictably. Equities generally have higher volatility than debt securities. Market trends refers to the risk that from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. The Fund is classified as a NON-DIVERSIFIED investment company, which means that, compared with other funds, the Fund may invest a greater percentage of its assets in a particular issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.

               INVESTMENT ADVISOR: ING Investments, LLC

                                      B19

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INVESTMENT
PORTFOLIO      DESCRIPTION
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THE PIMCO VARIABLE INSURANCE TRUST

PIMCO High     INVESTMENT OBJECTIVE
Yield          Seeks maximum total return, consistent with preservation of capital and prudent investment management.

               PRINCIPAL STRATEGIES
               The portfolio seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The average portfolio duration of this Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates. The Portfolio may invest up to 15% of its assets in euro-denominated securities and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio normally will hedge at least 75% of its exposure to the euro to reduce the risk of loss due to fluctuations in currency exchange rates. The Portfolio may invest up to 15% of its assets in derivative instruments, such as options, futures contracts or swap agreements.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, High Yield Risk, Interest Rate Risk, Credit Risk, Market Risk, Issuer Risk, Liquidity Risk, Derivatives Risk, Mortgage Risk, Foreign(non-US) Investment Risk, Currency Risk, and Leveraging Risk.

                    MANAGER RISK-
                    Each Portfolio is subject to manager risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

                    HIGH YIELD RISK-
                    Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High yield securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments.

                    INTEREST RATE RISK-
                    As interest rates rise, the value of fixed income securities held by a Portfolio are likely to decrease.

                    CREDIT RISK-
                    A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

                    MARKET RISK-
                    The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

                    ISSUER-
                    The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

                    LIQUIDITY RISK-
                    Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

                    DERIVATIVES RISK-
                    Derivatives are financial contracts whose value depends on, or is derived from, the value of an

                                      B20

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INVESTMENT
PORTFOLIO      DESCRIPTION
--------------------------------------------------------------------------------

                    underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus. Typically use derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk management risk.

                    MORTGAGE RISK-
                    A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.

                    FOREIGN (NON-U.S.) INVESTMENT RISK-
                    A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers.

                    CURRENCY RISK-
                    Portfolios that invest directly in foreign currencies or in securities that trade in, and receive revenues in, U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

                    LEVERAGING RISK-
                    Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk.

               INVESTMENT ADVISOR: Pacific Investment Management Company

PIMCO          INVESTMENT OBJECTIVE
StocksPLUS     Seeks total return which exceeds that of the S&P 500.
Growth and
Income         PRINCIPAL STRATEGIES
               The Portfolio seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed
               Income Instruments. The Portfolio uses S&P 500 derivatives in addition to or in the place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index.
               However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Portfolio with a view toward enhancing the Portfolio's total return, subject to an overall portfolio duration which is normally not expected to exceed one year.
               Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Portfolio may invest up to 10% of its assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be comparable quality. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rate. In addition, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Interest Rate Risk, Credit Risk, Market Risk, Issuer Risk, Liquidity Risk, Derivatives Risk, Mortgage Risk, Foreign(non-US) Investment Risk, Currency Risk, and Leveraging Risk.

                    MANAGER RISK-
                    Each Portfolio is subject to manager risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in

                                      B21

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INVESTMENT
PORTFOLIO      DESCRIPTION
--------------------------------------------------------------------------------

                    making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.

                    INTEREST RATE RISK-
                    As interest rates rise, the value of fixed income securities held by a Portfolio are likely to decrease.

                    CREDIT RISK-
                    A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

                    MARKET RISK-
                    The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets.

                    ISSUER-
                    The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

                    LIQUIDITY RISK-
                    Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

                    DERIVATIVES RISK-
                    Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolios may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus. Typically use derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk management risk.

                    MORTGAGE RISK-
                    A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates.

                    FOREIGN (NON-U.S.) INVESTMENT RISK-
                    A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers.

                    CURRENCY RISK-
                    Portfolios that invest directly in foreign currencies or in securities that trade in, and receive revenues in, U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

                    LEVERAGING RISK-
                    Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. PIMCO will segregate liquid assets or otherwise cover the transactions that may give rise to such risk.

               INVESTMENT ADVISER: Pacific Investment Management Company

THE PRUDENTIAL SERIES FUND, INC.

Jennison       INVESTMENT OBJECTIVE
               Seeks to achieve long-term growth of capital.

                                      B22

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INVESTMENT
PORTFOLIO      DESCRIPTION
--------------------------------------------------------------------------------

(Class II
Shares)        PRINCIPAL STRATEGIES
               Invests primarily in equity securities of major, established corporations that the investment adviser believes offer above-average growth prospects. May invest up to 30% of total assets in foreign securities. Stocks are selected on a company-by-company basis using fundamental analysis. Investment adviser looks for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Normally invests 65% of total assets in common stocks and preferred stocks of companies with capitalization in excess of $1 billion.

               PRINCIPAL RISKS
               Principal risks of investing in the Portfolio are: company risk, derivatives risk, foreign investment risk, management risk, and market risk. Company risk refers to the risk that the price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Derivatives are subject to a number of risks, including liquidity risk, interest rate risk, market risk, credit risk and management risk. A portfolio investing in a derivative instrument could lose more than the principal amount invested. Foreign investment risk includes: foreign market risk, currency risk and political developments. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Currency risk refers to the risk that changes in currency exchange rates may affect the value of foreign securities held by the Portfolio and the amount of income available for distribution. Political developments may adversely affect the value of the Portfolio's foreign securities. Actively managed portfolios are subject to management risk, because there is no guarantee that the investment decisions made by the subadvisers for the portfolios will be successful. Common stocks are subject to market risk stemming from factors independent of any particular security. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. Stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

               INVESTMENT ADVISER: Prudential Investments LLC

               SUB-ADVISOR: Jennison Associates LLC

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                        MORE INFORMATION ABOUT THE TRUSTS
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INVESTMENT MANAGEMENT FEES
--------------------------

GCG TRUST
Directed Services, Inc. serves as the overall manager to each portfolio of the GCG Trust. The GCG Trust pays Directed Services a monthly fee for its investment advisory and management services. The monthly fee is based on the average daily net assets of an investment portfolio, and in some cases, the combined total assets of certain grouped portfolios. Directed Services provides or procures, at its own expense, the services necessary for the operation of the portfolio, including retaining portfolio managers to manage the assets of the various portfolios. Directed Services (and not the GCG Trust) pays each portfolio manager a monthly fee for managing the assets of a portfolio, based on the annual rates of the average daily net assets of a portfolio. For a list of the portfolio managers, see the front cover of this prospectus. Directed Services does not bear the expense of brokerage fees and other transactional expenses for securities, taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

                                      B23

ING VARIABLE INSURANCE TRUST
ING Investments, LLC ("ING") serves as the overall manager of ING Variable Insurance Trust. ING supervises all aspects of the Trust's operations and provides investment advisory services to the portfolios of the Trust, including engaging portfolio managers, as well as monitoring and evaluating the management of the assets of each portfolio by its portfolio manager. ING, as well as each portfolio manager it engages, is a wholly owned indirect subsidiary of ING Groep N.V. Except for agreements to reimburse certain expenses of the portfolio, ING does not bear any portfolio expenses.

PIMCO VARIABLE INSURANCE TRUST
Pacific Investment Management Company ("PIMCO") serves as investment advisor to each portfolio of the PIMCO Variable Insurance Trust. PIMCO provides the overall business management and administrative services necessary for each portfolio's operation. PIMCO provides or procures, at its own expense, the services and information necessary for the proper conduct of business and ordinary operation of each portfolio. The PIMCO Variable Insurance Trust pays PIMCO a monthly advisory fee and a separate monthly administrative fee per year, each fee based on the average daily net assets of each of the investment portfolios, for managing the assets of the portfolios and for administering the PIMCO Variable Insurance Trust. PIMCO does not bear the expense of brokerage fees and other transactional expenses for securities, taxes (if any) paid by a portfolio, interest on borrowing, fees and expense of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

PRUDENTIAL SERIES FUND, INC.
The Prudential Insurance Company of America ("Prudential") and its subsidiary, Prudential Investments Fund Management LLC ("PIFM") serve as the overall investment advisers to the Prudential Series Fund. Prudential and PIFM are responsible for the management of the Prudential Series Fund and provide investment advice and related services. For the Prudential Jennison Portfolio and SP Jennison International Growth Portfolio, Prudential and PIFM engage Jennison Associates LLC to serve as sub-adviser and to provide day-to-day management. Prudential and PIFM pay the sub-adviser out of the fee they receive from the Prudential Series Fund. Each portfolio pays its own administrative costs.

TRUST AND FUND EXPENSES
-----------------------
Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, certain portfolios deduct a service fee, which is used to compensate service providers for administrative and contract holder services provided on behalf of the portfolios, and certain portfolios deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of shares of the applicable portfolio. Based on actual portfolio experience in 2001, together with estimated costs for new portfolios, total estimated portfolio fees and charges for 2002 range from 0.54% to 1.76%.

Additionally, we may receive compensation from the investment advisors, administrators or distributors of the portfolios in connection with administrative, distribution or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Contract. Some advisers, administrators or distributors may pay us more than others.

We generally receive 12b-1 fees from an investment portfolio, and/or compensation from an affiliate of an investment portfolio, for administration, distribution, or other services or cost savings attributable to our services. This compensation is usually based on portfolio assets attributable to our variable contracts; the amount varies, but may be as much as 0.50% of contract-related portfolio assets.

YOU CAN FIND MORE DETAILED INFORMATION ABOUT EACH PORTFOLIO INCLUDING ITS MANAGEMENT FEES IN THE PROSPECTUS FOR EACH TRUST OR FUND. YOU SHOULD READ THESE PROSPECTUSES BEFORE INVESTING. IF YOU WOULD LIKE A COPY OF ANY TRUST OR FUND PROSPECTUS, PLEASE CONTACT OUR CUSTOMER SERVICE CENTER AT (800) 366-0066.

                                      B24

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                                   APPENDIX C
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                 SURRENDER CHARGE FOR EXCESS WITHDRAWALS EXAMPLE

The following assumes you made an initial premium payment of $25,000 and additional premium payments of $25,000 in each of the second and third contract years, for total premium payments under the Contract of $75,000. It also assumes a withdrawal at the beginning of the fifth contract year of 30% of the contract value of $90,000.

In this example, $22,500 (sum of $15,000 earnings and $75,000 x .10) is the maximum free withdrawal amount that you may withdraw during the contract year without a surrender charge. The total withdrawal would be $27,000 ($90,000 x ..30). Therefore, $4,500 ($27,000 - $22,500) is considered an excess withdrawal of a part of the initial premium payment of $25,000 and would be subject to a 4% surrender charge of $180 ($4,500 x .04).

                                       C1

                    EQUITABLE LIFE INSURANCE COMPANY OF IOWA
  Equitable Life Insurance Company of Iowa is a stock company domiciled in Iowa
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121817                                                                  05/01/02

EQUITABLE LIFE INSURANCE COMPANY OF IOWA
SEPARATE ACCOUNT A OF EQUITABLE LIFE INSURANCE COMPANY OF IOWA

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                                   PROFILE OF

                                    PRIMELITE
                      INDIVIDUAL FLEXIBLE PREMIUM DEFERRED
                            VARIABLE ANNUITY CONTRACT

                                   MAY 1, 2002

     ----------------------------------------------------------------------
     This Profile is a summary of some of the more important points that you should know and consider before purchasing the Contract. The Contract is more fully described in the full prospectus which accompanies this Profile. Please read the prospectus carefully.
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------

1.   THE ANNUITY CONTRACT
The Contract offered in this prospectus is an individual flexible premium deferred variable annuity contract between you and Equitable Life Insurance Company of Iowa ("Equitable Life," "we," "us" or the "Company"). The Contract provides a means for you to invest on a tax-deferred basis in one or more of the mutual fund investment portfolios through our Separate Account A listed below. Keep in mind that you can lose or not make any money.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the date on which you start receiving the annuity payments under your Contract. The amounts you accumulate during the accumulation phase will determine the amount of annuity payments you will receive. The income phase begins when you start receiving regular annuity payments from your Contract on the annuity start date.

You determine (1) the amount and frequency of premium payments, (2) the investments, (3) transfers between investments, (4) the type of annuity to be paid after the accumulation phase, (5) the beneficiary who will receive the death benefits, and (6) the amount and frequency of withdrawals.


109654                                                      PRIMELITE PROFILE

2.   YOUR ANNUITY PAYMENTS (THE INCOME PHASE)
Annuity payments are the periodic payments you will begin receiving on the annuity start date. You may choose one of the following fixed annuity payment options:

     --------------------------------------------------------------------------------------------
                                           ANNUITY OPTIONS
     --------------------------------------------------------------------------------------------
     PLAN A.   INTEREST
        Option 1              The contract value, less any applicable taxes not previously deducted, may be left on deposit with the Company for five (5)
                              years. We will make fixed payments monthly, quarterly,
                              semi-annually, or annually. We do not make monthly payments if the contract value applied to this option is less than $100,000. You may not withdraw the proceeds until the end of the five (5) year period.

        Option 2              The cash surrender value may be left on deposit with us for a specified period. Interest will be paid annually. All or part of the proceeds may be withdrawn at any time.
     --------------------------------------------------------------------------------------------
     PLAN B.   FIXED PERIOD
                              The contract value, less any applicable taxes not previously deducted, will be paid until the proceeds, plus interest, are paid in full. Payments may be paid annually or monthly for a period of not more than thirty (30) years nor less than five (5) years. The
                              Contract provides for a table of minimum annual payments. They are based on the age of the annuitant or the beneficiary.
     --------------------------------------------------------------------------------------------
     PLAN C.   LIFE INCOME
                              The contract value less any applicable taxes not previously deducted will be paid in monthly or annual payments for as long as the annuitant or beneficiary, whichever is appropriate, lives. We have the right to require proof satisfactory to it of the age and sex of such person and proof of continuing survival of such person. A minimum number of payments may be guaranteed, if desired. The Contract provides for a table of minimum annual payments. They are based on the age of the annuitant or the beneficiary.
     --------------------------------------------------------------------------------------------

3.   PURCHASE (BEGINNING OF THE ACCUMULATION PHASE)
The minimum premium payment for Non-Qualified Contracts is an aggregate of $5,000 the first year. You may make additional payments of at least $100 or more at any time after the free look period. Under certain circumstances, we may waive and/or modify the minimum subsequent payment requirement. For Qualified Contracts, you may make the minimum payments of $100 per month if payroll deduction is used; otherwise it is an aggregate of $2,000 per year. Prior approval must be obtained from us for subsequent payments in excess of $500,000 or for total payments in excess of $1,000,000. We reserve the right to accept or decline any application or payment. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data.

We will issue a Contract only if both the annuitant and the contract owner are not older than age 85.

Replacing your existing annuity contract(s) with the Contract may not be beneficial to you. Your existing Contract may be subject to fees or penalties on surrender.

Who may purchase this Contract? The Contract may be purchased by individuals as part of a personal retirement plan (a "non-qualified Contract"), or as a Contract that qualifies for special tax treatment when purchased as either an Individual Retirement Annuity (IRA) or in connection with a qualified retirement plan (each a "qualified Contract").

IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other benefits including death benefits and the ability to receive a lifetime income. See "Expenses" in this profile.

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot risk getting back less money than you put in.

4.   THE INVESTMENT PORTFOLIOS
You can direct your money into any one or more of the following mutual fund investment portfolios through our Separate Account A. If you invest in any of the following investment portfolios, depending on market conditions, you may make or lose money:

     THE GCG TRUST
        Mid-Cap Growth Series
        Research Series
        Total Return Series

     TRAVELERS SERIES FUND INC.
        Smith Barney High Income Portfolio
        Smith Barney International All Cap Growth Portfolio
           (formerly Smith Barney International Equity Portfolio)
        Smith Barney Large Cap Value Portfolio
        Smith Barney Money Market Portfolio

     GREENWICH STREET SERIES FUND
        Appreciation Portfolio

     SMITH BARNEY ALLOCATION SERIES INC.
        Smith Barney Select Balanced Portfolio
        Smith Barney Select Growth Portfolio
        Smith Barney Select High Growth Portfolio

5.   EXPENSES
The Contract has insurance features and investment features, and there are costs related to each. The Company deducts an annual contract administrative charge of $30. We also collect a mortality and expense risk charge and an asset-based administrative charge. These 2 charges are deducted daily directly from the amounts in the investment portfolios. The annual rate of the asset-based administrative charge and the mortality and expense risk charge is as follows:

     Mortality & Expense Risk Charge...............     1.25%
     Asset-Based Administrative Charge.............     0.15%
                                                        -----
        Total......................................     1.40%

Each investment portfolio has charges for investment management fees and other expenses. These charges, which vary by investment portfolio, currently range from 0.53% to 1.21% annually (see table below) of the portfolio's average daily net asset balance.

We deduct a surrender charge if you surrender your Contract or withdraw an amount exceeding earnings plus the free withdrawal amount. We also deduct a surrender charge if you annuitize under Plan A Option 1.

If you withdraw money from your Contract, or if you begin receiving annuity payments, we may deduct a premium tax of 0%-3.5% to pay to your state. At any time you may make a withdrawal, without the imposition of a surrender charge, of an amount equal to the sum of:

     (1) earnings (Contract value less unliquidated premium payments not withdrawn);

     (2)  payments in the Contract for more than eight years; and

     (3) an amount which is equal to 10% of the payments in the Contract for less than eight years, fixed at the time of the first withdrawal in the contract year, plus 10% of the payments made after the first withdrawal in the contract year but before the next contract anniversary, less any withdrawals in the same Contract year of payments less than eight years old.

The following table shows the schedule of the surrender charge that will apply. The surrender charge is a percent of each premium payment.

     COMPLETE YEARS ELAPSED        0    1    2    3    4    5    6    7    8+
       SINCE PREMIUM PAYMENT
     SURRENDER CHARGE              8%   7%   6%   5%   4%   3%   2%   1%   0%

The following table is designed to help you understand the Contract charges. The "Total Annual Insurance Charges" column includes the maximum mortality and expense risk charge, the asset-based administrative charge, and reflects the annual contract administrative charge as 0.08% (based on an average contract value of $38,000). The "Total Annual Investment Portfolio Charges" column reflects the portfolio charges for each portfolio. The column "Total
Annual Charges" reflects the sum of the previous two columns. The columns under the heading "Examples" show you how much you would pay under the Contract for a 1-year period and for a 10-year period.

As required by the Securities and Exchange Commission, the examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money at the end of Year 1 or at the end of Year 10. For Years 1 and 10, the examples show the total annual charges assessed during that time. For these examples, the premium tax is assumed to be 0%.

---------------------------------------------------------------------------------------------------
                                                                                 EXAMPLES:
                                         TOTAL ANNUAL                            --------
                         TOTAL ANNUAL     INVESTMENT         TOTAL      TOTAL CHARGES AT THE END OF:
                           INSURANCE       PORTFOLIO        ANNUAL
INVESTMENT PORTFOLIO        CHARGES         CHARGES         CHARGES       1 YEAR       10 YEARS
---------------------------------------------------------------------------------------------------

THE GCG TRUST
Mid-Cap Growth               1.48%           0.89%          2.37%          $104          $271
---------------------------------------------------------------------------------------------------
Research                     1.48%           0.89%          2.37%          $104          $271
---------------------------------------------------------------------------------------------------
Total Return                 1.48%           0.89%          2.37%          $104          $271

TRAVELERS SERIES FUND INC.
---------------------------------------------------------------------------------------------------
Smith Barney High Income     1.48%           0.67%          2.15%          $102          $248
---------------------------------------------------------------------------------------------------
Smith Barney International
  All Cap Growth             1.48%           1.00%          2.48%          $105          $282
---------------------------------------------------------------------------------------------------
Smith Barney Large Cap Value 1.48%           0.67%          2.15%          $102          $248
---------------------------------------------------------------------------------------------------
Smith Barney Money Market    1.48%           0.53%          2.01%          $100          $234

GREENWICH STREET SERIES FUND
---------------------------------------------------------------------------------------------------
Appreciation                 1.48%           0.77%          2.25%           $103         $258
---------------------------------------------------------------------------------------------------

SMITH BARNEY ALLOCATION SERIES INC.
Smith Barney Select
  Balanced                   1.48%           1.05%          2.53%           $106         $287
---------------------------------------------------------------------------------------------------
Smith Barney Select Growth   1.48%           1.11%          2.59%           $106         $292
---------------------------------------------------------------------------------------------------
Smith Barney Select High
  Growth                     1.48%           1.18%          2.66%           $107         $299
---------------------------------------------------------------------------------------------------

The "Total Annual Investment Portfolio Charges" reflect current expense reimbursements for applicable portfolios. The Year 1 examples above include an 8% surrender charge. For more detailed information, see the fee table in the prospectus for the Contract.

6.   TAXES
Under a qualified Contract, your premiums are generally pre-tax or tax deductible contributions and accumulate on a tax-deferred basis. Premiums and earnings are generally taxed as income when you make a withdrawal or begin receiving annuity payments, presumably when you are in a lower tax bracket.

Under a non-qualified Contract, premiums are paid with after-tax dollars, and any earnings will accumulate tax-deferred. You will generally be taxed on these earnings, but not on premiums, when you make a withdrawal, begin receiving annuity payments, or we pay a death benefit.

For owners of most qualified Contracts, when you reach age 70 1/2 (or in some cases, retire), you will be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts. If you are younger than 59 1/2 when you take money out, in most cases, you will be charged a 10% federal penalty tax on the amount withdrawn.

7.   WITHDRAWALS
You can withdraw your money at any time during the accumulation phase. You may elect in advance to take systematic withdrawals which are described on page 7. Withdrawals above the free withdrawal amount may be subject to a surrender charge. Income taxes and a penalty tax may apply to amount withdrawn.

8.   PERFORMANCE
The value of your Contract will fluctuate depending on the investment performance of the portfolio(s) you choose. The following chart shows average annual total return for each portfolio for the time periods shown. These numbers reflect the deduction of the mortality and expense risk charge, the asset-based administrative charge and the annual contract fee, but do not reflect deductions for any surrender charges. Please keep in mind that past performance is not a guarantee of future results.

--------------------------------------------------------------------------------------------------
                                                                  FISCAL YEARS
INVESTMENT PORTFOLIO                   2001     2000     1999     1998     1997     1996    1995
--------------------------------------------------------------------------------------------------
Managed by Massachusetts Financial Services Company*
    Mid-Cap Growth                   -24.60%    6.59%   76.48%   21.02%   17.91%   18.55%   27.59%
    Research                         -22.48%   -5.95%   22.42%   21.25%   18.37%   21.34%   34.63%
    Total Return                      -0.99%   14.80%    1.85%    9.95%   19.09%   11.91%   22.74%
--------------------------------------------------------------------------------------------------
Managed by SSB Citi Fund Management LLC**
    Appreciation                      -5.36%   -1.88%   11.43%   17.41%   24.54%   16.12%      --
    Smith Barney High Income          -5.14%   -9.40%    1.06%   -1.05%   12.18%   11.48%      --
    Smith Barney International
       All Cap Growth                -32.00%  -24.94%   65.31%    4.94%    1.19%   15.86%      --
    Smith Barney Large Cap Value      -9.46%   11.45%   -1.46%    8.22%   24.78%   17.89%      --
    Smith Barney Money Market          2.14%    4.47%    3.21%    3.52%    3.55%    3.36%      --
--------------------------------------------------------------------------------------------------
Managed by Travelers Investment Adviser, Inc.***
    Smith Barney Select Balanced      -2.82%    3.22%    5.95%    7.92%      --       --       --
    Smith Barney Select Growth       -11.07%   -6.31%   14.41%   12.29%      --       --       --
    Smith Barney Select High Growth  -13.29%   -8.72%   25.00%   13.69%      --       --       --
--------------------------------------------------------------------------------------------------

--------------------
*    Year Ended December 31, 2001
** Year Ended October 31, 2001 for all portfolios except the Appreciation Portfolio, whose average annual total return is based on a December 31, 2001 fiscal year end.

***  Year Ended January 31, 2001.

9.   DEATH BENEFIT
We will pay a death benefit if the annuitant dies before the annuity start date. Assuming you are the annuitant, if you die during the accumulation phase, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. The death benefit value is calculated at the close of the business day on which we receive written notice and due proof of death, as well as properly completed required claim forms, at our Customer Service Center. If the beneficiary elects to delay receipt of the death benefit now, the amount of the benefit payable in the future may be affected. The proceeds may be received in a single sum or applied to any of the annuity options within one year of death. If we do not receive a request to apply the death benefit proceeds to an annuity option, we will make a single sum distribution. We will generally pay death benefit proceeds within 7 days after our Customer Service Center has received sufficient information to make the payment. Please see "Federal Tax Considerations" in the prospectus.

The death benefit may be subject to certain mandatory distribution rules required by federal tax laws.

DEATH PROCEEDS

If the annuitant is less than AGE 67 at the time of purchase, the death benefit is the greatest of:

     (1)  the contract value;

     (2) the total premium payments made under the Contract after subtracting any withdrawals; or

     (3) the highest contract value (plus subsequent premiums less subsequent withdrawals) determined on every contract anniversary on or before your death beginning with the 8th contract anniversary and ending on the last anniversary prior to attained age 76.

If the annuitant is BETWEEN THE AGES OF 67 AND 75 at the time of purchase, the death benefit is the greatest of:

     (1)  the contract value;

     (2) the total premium payments made under the Contract after subtracting any withdrawals; or

     (3) The contract value (plus subsequent premiums less subsequent withdrawals) determined on the 8th contract anniversary on or before your death.

If the annuitant is AGE 76 OR OLDER at the time of purchase, the death benefit is the contract value. If the owner or annuitant dies after the annuity start date, we will continue to pay benefits in accordance with the supplemental agreement in effect.

Note: In all cases described above, amounts could be reduced by premium taxes owed and withdrawals not previously deducted. Please refer to the Contract for more details.

10.  OTHER INFORMATION
     FREE LOOK. If you cancel your Contract within 10 days after you receive it, you will receive a full refund of your contract value. For purposes of the refund during the free look period, your contract value includes a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios, the contract value returned may be greater or less than the premium you paid. Some states require us to return to you the amount of the paid premium (rather than the contract value) in which case you will not be subject to investment risk during the free look period. Also, in some states, you may be entitled to a longer free look period. We determine your contract value at the close of the business on the day we receive your written refund request.

     TRANSFERS AMONG INVESTMENT PORTFOLIOS. Prior to the annuity start date, you may transfer your contract value among the subaccounts in which you are invested at the end of the free look period. We currently do not charge you for transfers made during a contract year, but reserve the right to charge the lesser of 2% of the Contract value transferred or $25 for each transfer after the twelfth transfer in a contract year. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgment or in accordance with applicable law. The transfer fee will be deducted from the amount which is transferred.

Transfers will be based on values at the end of the business day in which the transfer request is received at our Customer Service Center.

The minimum amount that you may transfer is $100 or, if less, your entire contract value.

To make a transfer, you must notify our Customer Service Center and all other administrative requirements must be met. Any transfer request received after 4:00 p.m. eastern time or the close of the New York Stock Exchange will be effected on the next business day. Separate Account A and the Company will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We require personal identifying information to process a request for transfer made over the telephone.

     NO PROBATE. In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate. See "Federal Tax Considerations-Taxation of Death Benefit Proceeds" in the prospectus for the Contract.

     ADDITIONAL FEATURES. This Contract has other features that may interest you. There is no additional charge for these features. These include:

          Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in the investment portfolios each month, which may give you a lower average cost per unit over time than a single one-time purchase. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. The minimum amount which may be transferred is $100. You must participate for at least five (5) months and have a minimum of $500 in the subaccount from which dollar cost averaging payments will be taken.

          Systematic Withdrawals. During the accumulation phase, you can arrange to have money sent to you at regular intervals throughout the year. Within limits, these withdrawals will not result in any withdrawal charge. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

          Automatic Rebalancing. If your contract value is $25,000 or more, you may elect to have the Company automatically readjust the money between your investment portfolios periodically to keep the blend you select. However, we reserve the right to offer the program on contracts with a lesser amount.

11.  INQUIRIES
If you need more information after reading this prospectus, please contact us at:

     CUSTOMER SERVICE CENTER
     P.O. BOX 2700
     WEST CHESTER, PENNSYLVANIA  19380
     (800) 366-0066

     or your registered representative.

                       This page intentionally left blank.

--------------------------------------------------------------------------------
EQUITABLE LIFE INSURANCE COMPANY OF IOWA
SEPARATE ACCOUNT A OF EQUITABLE LIFE INSURANCE COMPANY OF IOWA

                           INDIVIDUAL FLEXIBLE PREMIUM
                            DEFERRED VARIABLE ANNUITY

                                    PRIMELITE
--------------------------------------------------------------------------------

                                                                     MAY 1, 2002

This prospectus describes an individual flexible premium deferred variable Contract (the "Contract") offered by Equitable Life Insurance Company of Iowa ("Equitable Life" the "Company," "we" or "our"). The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("non-qualified Contracts").

The Contract provides a means for you to invest your premium payments in one or more of the mutual fund investment portfolios. Your contract value will vary daily to reflect the investment performance of the investment portfolio(s) you select. The investment portfolios available under your Contract and the portfolio managers are:

 MASSACHUSETTS FINANCIAL SERVICES COMPANY           TRAVELERS INVESTMENT ADVISER, INC.
     Mid-Cap Growth Series                              Smith Barney Select Balanced Portfolio
     Research Series                                    Smith Barney Select Growth Portfolio
     Total Return Series                                Smith Barney Select High Growth Portfolio

 SMITH BARNEY FUND MANAGEMENT LLC
     Appreciation Portfolio
     Smith Barney High Income Portfolio
     Smith Barney International All Cap Growth Portfolio
       (formerly Smith Barney International Equity  Portfolio
     Smith Barney Large Cap Value Portfolio
     Smith Barney Money Market Portfolio

The above mutual fund investment portfolios are purchased and held by corresponding divisions of our Separate Account A. We refer to the divisions as "subaccounts."

For Contracts sold in some states, not all subaccounts are available. The prospectuses of the GCG Trust, the Travelers Series Fund, Inc., the Greenwich Street Series Fund and the Smith Barney Allocation Series Inc. may contain portfolios not currently available in connection with your Contract. You have the right to return the Contract within 10 days after you receive it for a full refund of the contract value (which may be more or less than the premium payments you paid), or if required by your state, the original amount of your premium payment. Longer free look periods apply in some states.

REPLACING AN EXISTING ANNUITY WITH THE CONTRACT MAY NOT BE BENEFICIAL TO YOU. YOUR EXISTING ANNUITY MAY BE SUBJECT TO FEES OR PENALTIES ON SURRENDER, AND THE CONTRACT MAY HAVE NEW CHARGES.

This prospectus provides information that you should know before investing and should be kept for future reference. A Statement of Additional Information ("SAI"), dated May 1, 2002, has been filed with the Securities and Exchange Commission ("SEC"). It is available without charge upon request. To obtain a copy of this document, write to our Customer Service Center at P.O. Box 2700, West Chester, Pennsylvania 19380 or call (800) 366-0066, or access the SEC's website (http://www.sec.gov). The table of contents of the SAI is on the last page of this prospectus and the SAI is made part of this prospectus by reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE GCG TRUST, THE TRAVELERS SERIES FUND INC., THE GREENWICH STREET SERIES FUND AND THE SMITH BARNEY ALLOCATION SERIES INC. IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                         PAGE

         Index of Special Terms......................................      1
         Fees and Expenses...........................................      2
         Performance Information.....................................      5
         Equitable Life Insurance Company of Iowa....................      7
         The Trusts and Funds........................................      7
         Equitable of Iowa Separate Account A........................      8
         The Annuity Contract........................................      8
               Contract Date and Contract Year ......................      8
               Annuity Start Date....................................      8
               Contract Owner........................................      8
               Annuitant.............................................      9
               Beneficiary...........................................      9
               Purchase and Availability of the Contract.............      9
               Crediting of Premium Payments.........................     10
               Administrative Procedures.............................     11
               Contract Value........................................     11
               Contract Values in the Subaccounts....................     11
               Cash Surrender Value..................................     11
               Surrendering to Receive the Cash Surrender Value......     11
               The Subaccounts.......................................     12
               Addition, Deletion or Substitution of Subaccounts
                  and Other Changes..................................     12
               Other Contracts.......................................     12
               Other Important Provisions............................     12
         Withdrawals.................................................     12
         Transfers Among Your Investments............................     15
         Death Benefit...............................................     16
               Death Benefit During the Accumulation Phase...........     16
                   Death Proceeds....................................     17
                   Death of Annuitant................................     17
                   Death of Owner....................................     18
                   Trust Beneficiary.................................     18
                   Required Distributions upon Contract
                      Owner's Death..................................     18
         Charges and Fees............................................     19
               Surrender Charges Deducted from the
                      Contract Value.................................     19
                   Surrender Charge..................................     19
                   Free Withdrawal Amount............................     20
                   Surrender Charge for Excess Withdrawals...........     20
                   Premium Taxes.....................................     20
                   Administrative Charge.............................     20
                   Transfer Charge...................................     20
               Charges Deducted from the Subaccounts.................     21
                   Mortality and Expense Risk Charge.................     21
                   Asset-Based Administrative Charge.................     21
               Trust and Fund Expenses...............................     21

---------------------------------------------------------------------
                          TABLE OF CONTENTS (CONTINUED)
---------------------------------------------------------------------

                                                                         PAGE

         The Annuity Options.........................................     21
         Other Contract Provisions...................................     23
         Other Information...........................................     25
         Federal Tax Considerations..................................     26
         Statement of Additional Information
               Table of Contents.....................................     33
         Appendix A
               Condensed Financial Information.......................     A1
         Appendix B
            The Investment Portfolios................................     B1
         Appendix C
               Surrender Charge for Excess Withdrawals
                  Example............................................     C1

--------------------------------------------------------------------------------
                             INDEX OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following special terms are used throughout this prospectus. Refer to the page(s) listed for an explanation of each term:

SPECIAL TERM                                   PAGE
Accumulation Unit                                5
Annuitant                                        9
Annuity Start Date                              21
Cash Surrender Value                            11
Contract Date                                    8
Contract Owner                                   8
Contract Value                                  11
Contract Year                                    8
Free Withdrawal Amount                          20
Net Investment Factor                            5
Death Benefit                                   16


The following terms as used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract:

TERM USED IN THIS PROSPECTUS             CORRESPONDING TERM USED IN THE CONTRACT
Surrender Charge                         Withdrawal Charge
Automatic Rebalancing                    Automatic Portfolio Rebalancing
Systematic Withdrawals                   Automatic Withdrawals
Annuity Start Date                       Maturity Date
Premium Payment                          Purchase Payment
Annual Contract Administrative Charge    Annual Contract Maintenance Charge
Business Day                             Valuation Date
Asset-Based Administrative Charge        Administrative Charge
Contract Date                            Issue Date
Contract Year                            Contract Anniversary Date
Accumulation Phase                       Accumulation Period
Cash Surrender Value                     Contract Withdrawal Value

--------------------------------------------------------------------------------
                                FEES AND EXPENSES
--------------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

     COMPLETE YEARS ELAPSED        0    1    2    3    4    5    6    7    8+
       SINCE PREMIUM PAYMENT
     SURRENDER CHARGE              8%   7%   6%   5%   4%   3%   2%   1%   0%

TRANSFER CHARGE

     There is no charge for the first 12 transfers in a Contract Year; thereafter the fee is the lesser of 2% of the Contract value transferred or $25.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE

     Administrative Charge...........................................   $30

SEPARATE ACCOUNT ANNUAL CHARGES***

     Mortality and Expense Risk Charge.........................       1.25%
     Asset-Based Administrative Charge.........................       0.15%
                                                                      -----
     Total Separate Account Charges............................       1.40%
     ***As a percentage of average assets in each subaccount.

THE GCG TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of a portfolio):

----------------------------------------------------------------------------------------------------
                                                              TOTAL FUND                 NET FUND
                                    DISTRIBUTION                ANNUAL                    ANNUAL
                                       AND/OR                  EXPENSES       TOTAL      EXPENSES
                         INVESTMENT   SERVICE                  WITHOUT       WAIVERS      AFTER
                          ADVISORY    (12B-1)      OTHER      WAIVERS OR       OR       WAIVERS OR
PORTFOLIO                  FEE(1)       FEE     EXPENSES(2)   REDUCTIONS   REDUCTIONS  REDUCTIONS(3)
----------------------------------------------------------------------------------------------------
Mid-Cap Growth              0.88%      0.00%       0.01%         0.89%        0.00%        0.89%
----------------------------------------------------------------------------------------------------
Research                    0.88%      0.00%       0.01%         0.89%        0.00%        0.89%
----------------------------------------------------------------------------------------------------
Total Return                0.88%      0.00%       0.01%         0.89%        0.00%        0.89%
----------------------------------------------------------------------------------------------------

     (1) Fees decline as the total assets of certain combined portfolios increase. See the prospectus for The GCG Trust for more information.
     (2) Other expenses generally consist of independent trustees fees and certain expenses associated with investing in international markets. Other expenses are based on actual expenses for the year ended December 31, 2001, except for (i) portfolios that commenced operations in 2001 and (ii) newly formed portfolios where the charges have been estimated.
     (3) Total Expenses are based on actual expenses for the fiscal year ended December 31, 2001.

TRAVELERS SERIES FUND ANNUAL EXPENSES (as a percentage of the average daily net assets of the portfolio):

-------------------------------------------------------------------------------------------------
                                                             TOTAL FUND                 NET FUND
                                     DISTRIBUTION              ANNUAL                    ANNUAL
                                       AND/OR                 EXPENSES       TOTAL      EXPENSES
                          INVESTMENT   SERVICE                WITHOUT       WAIVERS      AFTER
                           ADVISORY    (12B-1)     OTHER     WAIVERS OR       OR       WAIVERS OR
PORTFOLIO                     FEE        FEE     EXPENSES  REDUCTIONS(1)  REDUCTIONS   REDUCTIONS
-------------------------------------------------------------------------------------------------
Smith Barney High Income     0.60%      0.00%      0.07%       0.67%         0.00%        0.67%
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Smith Barney International
  All Cap Growth             0.90%      0.00%      0.10%       1.00%         0.00%        1.00%
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Smith Barney Large Cap
  Value                      0.65%      0.00%      0.02%       0.67%         0.00%        0.67%
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Smith Barney Money
  Market                     0.50%      0.00%      0.03%       0.53%         0.00%        0.53%
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     (1) Other expenses are based on actual expenses for the fiscal year ended October 31, 2001.

GREENWICH STREET SERIES FUND ANNUAL EXPENSES (as a percentage of the average daily net assets of the portfolio):

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                                                             TOTAL FUND                 NET FUND
                                     DISTRIBUTION              ANNUAL                    ANNUAL
                                       AND/OR                 EXPENSES       TOTAL      EXPENSES
                          INVESTMENT   SERVICE                WITHOUT       WAIVERS      AFTER
                           ADVISORY    (12B-1)     OTHER     WAIVERS OR       OR       WAIVERS OR
PORTFOLIO                     FEE        FEE     EXPENSES  REDUCTIONS(1)  REDUCTIONS   REDUCTIONS
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Appreciation                 0.55%      0.00%      0.22%        0.77%        0.00%        0.77%
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     (1) Other expenses are based on actual expenses for the year ended December 31, 2001.

SMITH BARNEY ALLOCATION SERIES INC. ANNUAL EXPENSES (as a percentage of the average daily net assets of the portfolio):

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                                                             TOTAL FUND                 NET FUND
                                     DISTRIBUTION              ANNUAL                    ANNUAL
                                       AND/OR                 EXPENSES       TOTAL      EXPENSES
                          INVESTMENT   SERVICE                WITHOUT       WAIVERS      AFTER
                           ADVISORY    (12B-1)     OTHER     WAIVERS OR       OR       WAIVERS OR
PORTFOLIO                     FEE        FEE     EXPENSES  REDUCTIONS(1)  REDUCTIONS   REDUCTIONS
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Smith Barney Select
  Balanced                   0.35%      0.00%      0.70%        1.05%        0.00%        1.05%
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Smith Barney Select Growth   0.35%      0.00%      0.79%        1.14%        0.00%        1.14%
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Smith Barney Select High
  Growth                     0.35%      0.00%      0.86%       1.21%         0.00%       1.21%
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     (1) Other expenses are based on a weighted average of the expense ratios of the underlying funds in which a particular portfolio was invested on January 31, 2001. The expense ratios for the underlying funds are based on actual expense for each fund's Class Y shares as of the end of such fund's most recent fiscal year.

The purpose of the foregoing tables is to help you understand the various costs and expenses that you will bear directly and indirectly. See the prospectuses of the GCG Trust, the Travelers Series Fund, Inc., the Greenwich Street Series Fund and the Smith Barney Allocation, Inc. for additional information on management or advisory fees and in some cases on other portfolio expenses. Premium taxes (which currently range from 0% to 3.5% of premium payments) may apply, but are not reflected in the tables above or in the examples below.

EXAMPLES:
The following examples are based on an assumed 5% annual return.

Example 1:
If you surrender your Contract at the end of the applicable time period, or if you choose Payment plan A - Option 2, you would pay the following expenses for each $1,000 invested:

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                                       1 YEAR        3 YEARS        5 YEARS      10 YEARS
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THE GCG TRUST
-----------------------------------------------------------------------------------------
Mid-Cap Growth                           $104          $134           $167          $271
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Research                                 $104          $134           $167          $271
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Total Return                             $104          $134           $167          $271
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TRAVELERS SERIES FUND
Smith Barney High Income                 $102          $127           $155          $248
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Smith Barney International All Cap       $105          $137           $172          $282
   Growth
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Smith Barney Large Cap Value             $102          $127           $155          $248
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Smith Barney Money Market                $100          $123           $148          $234
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GREENWICH STREET SERIES FUND INC.
Appreciation                             $103          $130           $160          $258

SMITH BARNEY ALLOCATION SERIES INC.
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Smith Barney Select Balanced             $106          $139           $175          $287
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Smith Barney Select Growth               $106          $141           $178          $292
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Smith Barney Select High Growth          $107          $143           $181          $299
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Example 2:
If you do not surrender your Contract or if you annuitize on the annuity start date under a payment plan other than Plan A - Option 2, you would pay the following expenses for each $1,000 invested:

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                                       1 YEAR        3 YEARS        5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------

THE GCG TRUST
Mid-Cap Growth                           $24            $74           $127          $271
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Research                                 $24            $74           $127          $271
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Total Return                             $24            $74           $127          $271
-----------------------------------------------------------------------------------------

TRAVELERS SERIES FUND
Smith Barney High Income                 $22            $67           $115          $248
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Smith Barney International All Cap       $25            $77           $132          $282
   Growth
-----------------------------------------------------------------------------------------
Smith Barney Large Cap Value             $22            $67           $115          $248
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Smith Barney Money Market                $20            $63           $108          $234
-----------------------------------------------------------------------------------------

GREENWICH STREET SERIES FUND INC.
Appreciation                             $23            $70           $120          $258

SMITH BARNEY ALLOCATION SERIES INC.
-----------------------------------------------------------------------------------------
Smith Barney Select Balanced             $26            $79           $135          $287
-----------------------------------------------------------------------------------------
Smith Barney Select Growth               $26            $81           $138          $292
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Smith Barney Select High Growth          $27            $83           $141          $299
-----------------------------------------------------------------------------------------

The examples above reflect the annual administrative charge as an annual charge of 0.08% of assets (based on an average contract value of $38,000). Your charge would be higher for smaller Contract values and lower for higher Contract values. Premium taxes may apply and are not reflected in the examples.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN SUBJECT TO THE TERMS OF YOUR CONTRACT.

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                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

ACCUMULATION UNIT
We use accumulation units to calculate the value of a Contract. Each subaccount of Equitable Life Separate Account A ("Separate Account A") has its own accumulation unit value. The accumulation units are valued each business day that the New York Stock Exchange is open for trading. Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable investment portfolio. Shares in the investment portfolios are valued at their net asset value.

NET INVESTMENT FACTOR
The Net Investment Factor is an index number which reflects charges under the Contract and the investment performance of the subaccount. The Net Investment Factor is calculated as follows:

     (1) We take the net asset value of the subaccount at the end of each business day.

     (2) We add to (1) the amount of any dividend or capital gains distribution declared for the subaccount and reinvested in such subaccount. We subtract from that amount a charge for our taxes, if any.

     (3) We divide (2) by the net asset value of the investment portfolio at the end of the preceding business day.

      (4) We then subtract the daily mortality and expense risk charge and the daily asset-based administrative charge from each subaccount.

Calculations for the investment portfolios are made on a per share basis.

CONDENSED FINANCIAL INFORMATION
Tables containing (i) the accumulation unit value history of each subaccount of Separate Account A available through the Contract, offered in this prospectus and (ii) the total investment value history of each subaccount are presented in Appendix A - Condensed Financial Information.

FINANCIAL STATEMENTS
The audited financial statements of Separate Account A for the year ended December 31, 2001 and Equitable Life for the years ended December 31, 2001, 2000 and 1999 are included in the Statement of Additional Information.

PERFORMANCE INFORMATION
From time to time, we may advertise or include in reports to contract owners performance information for the subaccounts of Separate Account A, including the average annual total return performance, yields and other nonstandard measures of performance. Such performance data will be computed, or accompanied by performance data computed, in accordance with standards defined by the SEC.

Except for the Liquid Asset subaccount, quotations of yield for the subaccounts will be based on all investment income per unit (contract value divided by the accumulation unit) earned during a given 30-day period, less expenses accrued during such period. Information on standard total average annual return performance will include average annual rates of total return for 1, 5 and 10 year periods, or lesser periods depending on how long the subaccount of Separate Account A has been in existence. We may show other total returns for periods of less than one year. Total return figures will be based on the actual historic performance of the subaccounts of Separate Account A, assuming an investment at the beginning of the period, withdrawal of the investment at the end of the period, and the deduction of all applicable portfolio and contract charges. We may also show rates of total return on amounts invested at the beginning of the period with no withdrawal at the end of the period. Total return figures which assume no withdrawals at the end of the period will reflect all recurring charges, but will not reflect the surrender charge. In addition, we may present historic performance data for the mutual fund investment portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts of Separate Account A. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

Current yield for the Liquid Asset subaccount is based on income received by a hypothetical investment over a given 7-day period, less expenses accrued, and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks). We calculate "effective yield" for the Liquid Asset subaccount in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will thus be slightly higher than the "yield" because of the compounding effect of earnings. We calculate quotations of yield for the remaining subaccounts on all investment income per accumulation unit earned during a given 30-day period, after subtracting fees and expenses accrued during the period. YOU SHOULD BE AWARE THAT THERE IS NO GUARANTEE THAT THE LIQUID ASSET SUBACCOUNT WILL HAVE A POSITIVE OR LEVEL RETURN.

We may compare performance information for a subaccount to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, or any other applicable market indices, (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies), or any other rating service, and
(iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Our reports and promotional literature may also contain other information including the ranking of any subaccount based on rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by similar rating services. Performance information reflects only the performance of a hypothetical contract and should be considered in light of other factors, including the investment objective of the investment portfolio and market conditions. Please keep in mind that past performance is not a guarantee of future results.

--------------------------------------------------------------------------------
                    EQUITABLE LIFE INSURANCE COMPANY OF IOWA
--------------------------------------------------------------------------------

Equitable Life Insurance Company of Iowa ("Equitable Life") was founded in Iowa in 1867 and is the oldest life insurance company west of the Mississippi. The Company is currently licensed to do business in the District of Columbia and all states except New Hampshire and New York. The Company is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa"), a Delaware corporation, which in turn is an indirect wholly owned subsidiary of ING Groep N.V. ("ING"). On October 24, 1997, ING acquired all interest in Equitable of Iowa and its subsidiaries. ING, based in The Netherlands, is a global financial services holding company.

Equitable of Iowa is the holding company for Golden American Life Insurance Company ("Golden Amreican"), an affiliate, Directed Services, Inc., the investment manager of the GCG Trust and the distributor of the Contracts, and other interests. ING also owns ING Pilgrim Investments, LLC, a portfolio manager of the GCG Trust, and the investment manager of the Pilgrim Variable Insurance Trust. ING also owns Baring International Investment Limited, another portfolio manager of the GCG Trust, and ING Investment Management Advisors B.V., a portfolio manager of the Pilgrim Variable Insurance Trust.

Our principal office is located at 909 Locust Street, Des Moines, Iowa 50309. Our administrative address is Customer Service, 1475 Dunwoody Drive, West Chester, PA, 19380. All correspondence regarding this Contract should be mailed to our administrative address.

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                              THE TRUSTS AND FUNDS
--------------------------------------------------------------------------------

In this prospectus, we refer to the GCG Trust, Travelers Series Fund Inc., Greenwich Street Series Fund and Smith Barney Allocation Series collectively as the "Trusts" and individually as a "Trust."

The GCG Trust is a mutual fund whose shares are available to separate accounts funding variable annuity contracts offered by Equitable and other insurance companies and variable life insurance policies offered by other insurance companies. Pending SEC approval, shares of the GCG Trust may also be sold to certain qualified pension and retirement plans.

The Travelers Series Fund Inc., Greenwich Street Series Fund and Smith Barney Allocation Series Inc. are also mutual funds whose shares are available to Separate Account A which funds variable insurance products offered by Equitable Life. The Travelers Series Fund Inc., and Greenwich Street Series Fund shares may also be available to other separate accounts funding variable insurance products offered by Equitable Life. The Travelers Series Fund Inc., Greenwich Street Series Fund and Smith Barney Allocation Series Inc. may also sell their shares to separate accounts of other insurance companies, both affiliated and not affiliated with Equitable Life. The principal address of Travelers Series Fund Inc., Greenwich Street Series Fund and Smith Barney Allocation Series is 388 Greenwich Street, New York, New York 10013.

In the event that, due to differences in tax treatment or other considerations, the interests of contract owners of various contracts participating in the Trusts conflict, we, the Boards of Trustees or Directors of the Trusts or Funds, and any other insurance companies participating on the Trusts or Funds will monitor events to identify and resolve any material conflicts that may arise.

YOU WILL FIND MORE DETAILED INFORMATION ABOUT THE TRUSTS AND FUNDS IN APPENDIX B -- THE INVESTMENT PORTFOLIOS.

--------------------------------------------------------------------------------
                      EQUITABLE OF IOWA SEPARATE ACCOUNT A
--------------------------------------------------------------------------------

Equitable Life Insurance Company of Iowa Separate Account A ("Separate Account A") was established as a separate account of the Company on July 14, 1988. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Separate Account A is a separate investment account used for our variable annuity contracts. We own all the assets in Separate Account A but such assets are kept separate from our other accounts.

Separate Account A is divided in subaccounts. Each subaccount invests exclusively in shares of one mutual fund investment portfolio of the GCG Trust, Travelers Series Fund Inc., Greenwich Street Series Fund and Smith Barney Allocation Series Inc. Each investment portfolio has its own distinct investment objectives and policies. Income, gains and losses, realized or unrealized, of a portfolio are credited to or charged against the corresponding subaccount of Separate Account A without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity contracts supported by Separate Account A. If the assets in Separate Account A exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits and make all payments provided under the Contracts.

NOTE: We currently offer other variable annuity contracts that invest in Separate Account A but are not discussed in this prospectus. Separate Account A may also invest in other investment portfolios which are not available under your Contract. Under certain circumstances, we may make certain changes to the subaccounts. For more information, see "The Annuity Contract - Addition, Deletion or Substitution of Subaccounts and Other Changes."

--------------------------------------------------------------------------------
                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

The Contract described in this prospectus is an individual flexible premium deferred variable annuity Contract. The Contract provides a means for you to invest in one or more of the Trusts and Funds in which the subaccounts funded by Separate Account A invest.

CONTRACT DATE AND CONTRACT YEAR
The date the Contract became effective is the contract date. Each 12-month period following the contract date is a contract year.

ANNUITY START DATE
The annuity start date is the date you start receiving annuity payments under your Contract. The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the annuity start date. The income phase begins when you start receiving regular annuity payments from your Contract on the annuity start date.

CONTRACT OWNER
You are the contract owner. You are also the annuitant unless another annuitant is named in the application. You have the rights and options described in the Contract. One or more persons may own the Contract.

     JOINT OWNER. For non-qualified Contracts only, joint owners may be named in a written request before the Contract is in effect. Joint owners may independently exercise transfers and other transactions allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death of that owner if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner.

ANNUITANT
The annuitant is the person designated by you to be the measuring life in determining annuity payments. The annuitant also determines the death benefit. The annuitant's age determines when the income phase must begin and the amount of the annuity payments to be paid. You are the annuitant unless you choose to name another person. The annuitant may not be changed after the Contract is in effect.

The contract owner will receive the annuity benefits of the Contract if the annuitant is living on the annuity start date.

BENEFICIARY
The beneficiary is named by you in a written request. The beneficiary is the person who receives any death benefit proceeds and who may become the successor contract owner if the contract owner who is a spouse (or the annuitant if the contract owner is other than an individual) dies before the annuity start date. We pay death benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner(s)).

You have the right to change beneficiaries during the annuitant's lifetime unless you have designated an irrevocable beneficiary. When an irrevocable beneficiary has been designated, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract.

Unless you, as the owner, state otherwise, all rights of a beneficiary, including an irrevocable beneficiary, will end if he or she dies before the annuitant. If any beneficiary dies before the annuitant, that beneficiary's interest will pass to any other beneficiaries according to their respective interests. If all beneficiaries die before the annuitant, upon the annuitant's death we will pay the death proceeds to the owner, if living, otherwise to the owner's estate or legal successors.

     CHANGE OF CONTRACT OWNER OR BENEFICIARY. During the annuitant's lifetime, you may transfer ownership of a non-qualified Contract. A change in ownership may affect the amount of the death benefit and the guaranteed death benefit. You may also change the beneficiary. All requests for changes must be in writing and submitted to our Customer Service Center in good order. The change will be effective as of the day you sign the request. The change will not affect any payment made or action taken by us before recording the change.

A change of owner likely has tax consequences. See "Federal Tax Considerations in this prospectus.

PURCHASE AND AVAILABILITY OF THE CONTRACT
The minimum premium payment for Non-Qualified Contracts is an aggregate of $5,000 the first year. You may make additional payments of at least $100 or more at any time after the free look period. Under certain circumstances, we may waive and/or modify the minimum subsequent payment requirement. For Qualified Contracts, you may make the minimum payments of $100 per month if payroll deduction is used; otherwise it is an aggregate of $2,000 per year. Prior approval must be obtained from us for subsequent payments in excess of $500,000 or for total payments in excess of $1,000,000. We reserve the right to accept or decline any application or payment.

The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. YOU SHOULD NOT BUY THIS CONTRACT: (1) IF YOU ARE LOOKING FOR A SHORT-TERM INVESTMENT; (2) IF YOU CANNOT RISK GETTING BACK LESS MONEY THAN YOU PUT IN; OR (3) IF YOUR ASSETS ARE IN A PLAN WHICH PROVIDES FOR TAX-DEFERRAL AND YOU SEE NO OTHER REASON TO PURCHASE THIS CONTRACT.

IRAs and other qualified plans already have the tax-deferral feature found in this Contract. For an additional cost, the Contract provides other features and benefits including death benefits and the ability to receive a lifetime income. You should not purchase a qualified Contract unless you want these other features and benefits, taking into account their cost. See "Fees and Expenses" in this prospectus.

We and our affiliates offer other variable products that may offer some of the same investment portfolios. These products have different benefits and charges, and may or may not better match your needs.

CREDITING OF PREMIUM PAYMENTS
We will process your initial premium payment within 2 business days after receipt, if the application and all information necessary for processing the Contract are complete. We will process subsequent premium payments within 1 business day if we receive all necessary information. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data. We may retain premium payments for up to 5 business days while attempting to complete an incomplete application. If the application cannot be completed within this period, we will inform you of the reasons for the delay. We will also return the premium payment immediately unless you direct us to hold it until the application is completed.

We will allocate your initial payment according to the instructions you specified. If a subaccount is not available or requested in error, we will make inquiry about a replacement subaccount. If we are unable to reach you or your representative, we will allocate your initial payment proportionally among the other subaccount(s) in your instructions. For initial premium payments designated for a subaccount of Separate Account B, the payment will be credited at the accumulation unit value next determined after we receive your premium payment and the completed application. Once the completed application is received, we will allocate the payment within 2 business days.

We will make inquiry to discover any missing information related to subsequent payments. We will allocate the subsequent payment(s) pro rata according to the current variable subaccount allocation unless you specify otherwise. Any fixed allocation(s) will not be considered in the pro rata calculations. If a subaccount is no longer available or requested in error, we will allocate the subsequent payment(s) proportionally among the other subaccount(s) in your current allocation or your allocation instructions. For any subsequent premium payments, the payment designated for a subaccount of Separate Account B will be credited at the accumulation unit value next determined after receipt of your premium payment and instructions.

We will allocate your initial premium payment to the subaccount(s) of Separate Account A selected by you. Unless otherwise changed by you, subsequent premium payments are allocated in the same manner as the initial premium payment. If you give us allocation instructions along with a subsequent premium payment, the allocation instructions will apply to only that payment unless you specify otherwise.

Once we allocate your premium payment to the subaccount(s) selected by you, we convert the premium payment into accumulation units. We divide the amount of the premium payment allocated to a particular subaccount by the value of an accumulation unit for the subaccount to determine the number of accumulation units of the subaccount to be held in Separate Account A with respect to the Contract. The net investment results of each subaccount vary with its investment performance.

If your Contract is issued in a state that requires us to return your premium payment during the free look period, then the portion of the first premium payment that you had directed to the subaccounts may be placed in a subaccount specifically designated by us (currently the Liquid Asset subaccount) for the duration of the free look period. If you keep your Contract after the free look period and the premium payment was allocated to a subaccount specifically designated by us, we will convert your contract value (your initial premium, plus any earnings less any expenses) into accumulation units of the subaccounts you previously selected. The accumulation units will be allocated based on the accumulation unit value next computed for each subaccount.

If your premium payment was transmitted by wire order from your broker-dealer, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. The procedure we follow depends on state approval and the procedures of your broker-dealer.

     (1) If either your state or broker-dealer do not permit us to issue a Contract without an application, we reserve the right to rescind the Contract if we do not receive and accept a properly completed application or enrollment form within 5 days of the premium payment. If we do not receive the application or form within 5 days of the premium payment, we will refund the contract value plus any charges we deducted, and the Contract will be voided. Some states require that we return the premium paid, in which case we will comply.

     (2) If your state and broker dealer allow us to issue a Contract without an application, we will issue and mail the Contract to you or your representative, together with an Application Acknowledgement Statement for your execution. Until our Customer Service Center receives the executed Application Acknowledgement Statement, neither you nor the broker-dealer may execute any financial transactions on your Contract unless they are requested in writing by you.

ADMINISTRATIVE PROCEDURES
We may accept a request for Contract service in writing, by telephone, or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements. We will process your request at the accumulation value next determined only after you have met all administrative requirements.

CONTRACT VALUE
We determine your contract value on a daily basis beginning on the contract date. Your contract value is the sum of the contract value in each subaccount in which you are invested.

CONTRACT VALUE IN THE SUBACCOUNTS. On the contract date, the contract value in the subaccount in which you are invested is equal to the initial premium paid and designated to be allocated to the subaccount. On the contract date, we allocate your contract value to each subaccount specified by you, unless the Contract is issued in a state that requires the return of premium payments during the free look period, in which case, the portion of your initial premium may be allocated to a subaccount specially designated by the Company during the free look period for this purpose (currently, the Liquid Asset subaccount).

On each business day after the contract date, we calculate the amount of contract value in each subaccount as follows:

     (1) We take the contract value in the subaccount at the end of the preceding business day.

     (2) We multiply (1) by the subaccount's Net Investment Factor since the preceding business day.

     (3)  We add (1) and (2).

     (4) We add to (3) any additional premium payments, and then add or subtract transfers to or from that subaccount.

     (5) We subtract from (4) any withdrawals and any related charges, and then subtract any contract fees, and distribution fee (annual sales load) and premium taxes.

CASH SURRENDER VALUE
The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value will fluctuate daily based on the investment results of the subaccounts in which you are invested. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your contract value, then we deduct any surrender charge, any annual contract administrative charge, any charge for premium taxes, and any other charges incurred but not yet deducted.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE
You may surrender the Contract at any time while the annuitant is living and before the annuity start date. A surrender will be effective on the date your written request and the Contract are received at our Customer

Service Center. We will determine and pay the cash surrender value at the price next determined after receipt of your request. Once paid, all benefits under the Contract will be terminated. For administrative purposes, we will transfer your money to a specially designated subaccount (currently the Liquid Asset subaccount) prior to processing the surrender. This transfer will have no effect on your cash surrender value. You may receive the cash surrender value in a single sum payment or apply it under one or more annuity options. We will usually pay the cash surrender value within 7 days.

Consult your tax adviser regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach age 59 1/2 may result in a 10% tax penalty. See "Federal Tax Considerations" for more details.

THE SUBACCOUNTS
Each of the subaccounts of Separate Account A offered under this prospectus invests in an investment portfolio with its own distinct investment objectives and policies. Each subaccount of Separate Account A invests in a corresponding portfolio of the GCG Trust, a corresponding portfolio of the Travelers Series Fund, Inc., a corresponding portfolio of the Greenwich Street Series Fund, or a corresponding portfolio of the Smith Barney Allocation Series Inc.

ADDITION, DELETION OR SUBSTITUTION OF SUBACCOUNTS AND OTHER CHANGES
We may make additional subaccounts available to you under the Contract. These subaccounts will invest in investment portfolios we find suitable for your Contract.

We may amend the Contract to conform to applicable laws or governmental regulations. If we feel that investment in any of the investment portfolios has become inappropriate to the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) substitute another portfolio for existing and future investments. If you have elected the dollar cost averaging, systematic withdrawals or automatic rebalancing programs or if you have other outstanding instructions, and we substitute or otherwise eliminate a portfolio which is subject to those instructions, we will execute your instructions using the substituted or proposed replacement portfolio, unless you request otherwise. The substitute or proposed replacement portfolio may have higher fees and charges than the portfolio it replaces.

We also reserve the right to: (i) deregister Separate Account A under the 1940 Act; (ii) operate Separate Account A as a management company under the 1940 Act if it is operating as a unit investment trust; (iii) operate Separate Account A as a unit investment trust under the 1940 Act if it is operating as a managed separate account; (iv) restrict or eliminate any voting rights as to Separate Account A; and (v) combine Separate Account A with other accounts.

We will, of course, provide you with written notice before any of these changes are effected.

OTHER CONTRACTS
We offer other variable annuity contracts that also invest in the same portfolios of the Trusts. These contracts have different charges that could effect their performance, and may offer different benefits more suitable to your needs. To obtain more information about these other contracts, contact our Customer Service Center or your registered representative.

OTHER IMPORTANT PROVISIONS
See "Withdrawals," "Transfers Among Your Investments," "Death Benefit Choices," "Charges and Fees," "The Annuity Options" and "Other Contract Provisions" in this prospectus for information on other important provisions in your Contract.

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                                   WITHDRAWALS
--------------------------------------------------------------------------------

Any time prior to the annuity start date and before the death of the annuitant, you may withdraw all or part of your money. Keep in mind that if at least $100 does not remain in a subaccount, we will treat it as a request to surrender the Contract. For Contracts issued in Idaho, no withdrawal may be made for 30 days after the date of purchase. We will terminate the Contract if a total withdrawal is made. If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you will incur a surrender charge. See "Charges and Fees -- Surrender Charge for Excess Withdrawals." You need to submit to us a written request specifying accounts from which amounts are to be withdrawn, otherwise the withdrawal will be made on a pro rata basis from all of the subaccounts in which you are invested. We will pay the amount of any withdrawal from the subaccounts within 7 calendar days of receipt of a request, unless the "Suspension of Payments or Transfers" provision is in effect. We will determine the contract value as of the close of business on the day we receive your withdrawal request at our Customer Service Center. The Contract value may be more or less than the premium payments made. Keep in mind that a withdrawal will result in the cancellation of accumulation units for each applicable subaccount of the Separate Account A.

For administrative purposes, we will transfer your money to a specially designated subaccount (currently, the Liquid Asset subaccount) prior to processing the withdrawal. This transfer will not effect the withdrawal amount you receive.

We offer the following three withdrawal options:

REGULAR WITHDRAWALS
After the free look period, you may make regular withdrawals. Each withdrawal must be a minimum of $100 or your entire interest in the subaccount.

SYSTEMATIC WITHDRAWALS
You may choose to receive automatically systematic withdrawals on the 15th of each month, or any other monthly date mutually agreed upon, from your contract value in the subaccount(s). Each withdrawal payment must be at least $100 (or the owner's entire interest in the subaccount, if less) and is taken pro rata from the subaccount(s). We reserve the right to charge a fee for systematic withdrawals. Currently, however, there are no charges for systematic withdrawals. The minimum Contract value which must remain in a subaccount after any partial withdrawal is $100 or the withdrawal transaction will be deemed a request to surrender the contract.

You may change the amount of your systematic withdrawal once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date. You may elect to have this option begin in a contract year where a regular withdrawal has been taken but you may not change the amount of your withdrawals in any contract year during which you had previously taken a regular withdrawal. You may not elect this if you are taking IRA withdrawals.

Subject to availability, a spousal or non-spousal beneficiary may elect to receive death benefits as payments over the beneficiary's lifetime ("stretch"). "Stretch" payments will be subject to the same limitations as systematic withdrawals, and non-qualified "stretch" payments will be reported on the same basis as other systematic withdrawals.

IRA WITHDRAWALS
If you have a non-Roth IRA Contract and will be at least age 70 1/2 during the current calendar year, you may elect to have distributions made to you to satisfy requirements imposed by federal tax law. IRA withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service ("IRS") rules governing mandatory distributions under qualified plans. We will send you a notice before your distributions commence. You may elect to take IRA withdrawals at that time, or at a later date. You may not elect IRA withdrawals and participate in systematic withdrawals at the same time. If you do not elect to take IRA withdrawals, and distributions are required by federal tax law, distributions adequate to satisfy the requirements imposed by federal tax law may be made. Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law.

You may choose to receive IRA withdrawals on a monthly, quarterly or annual basis. Under this option, you may elect payments to start as early as 28 days after the contract date. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, we will make the withdrawals on the same calendar day of the month as the contract date.

You may request that we calculate for you the amount that is required to be withdrawn from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have to make, see the SAI. The minimum dollar amount you can withdraw is $100. When we determine the required IRA withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the IRA withdrawal amount is greater than the contract value, we will cancel the Contract and send you the amount of the cash surrender value.

You may change the payment frequency of your IRA withdrawals once each contract year or cancel this option at any time by sending us satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date.

CONSULT YOUR TAX ADVISER REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING WITHDRAWALS. You are responsible for determining that withdrawals comply with applicable law. A withdrawal made before the taxpayer reaches age 59 1/2 may result in a 10% penalty tax. See "Federal Tax Considerations" for more details.

TEXAS OPTIONAL RETIREMENT PROGRAM
A Contract issued to a participant in the Texas Optional Retirement Program ("ORP") will contain an ORP endorsement that will amend the Contract as follows:

     A) If for any reason a second year of ORP participation is not begun, the total amount of the State of Texas' first-year contribution will be returned to the appropriate institute of higher education upon its request.

     B) We will not pay any benefits if the participant surrenders the Contract or otherwise, until the participant dies, accepts retirement, terminates employment in all Texas institutions of higher education or attains the age of 70 1/2. The value of the Contract may, however, be transferred to other contracts or carriers during the period of ORP participation. A participant in the ORP is required to obtain a certificate of termination from the participant's employer before the value of a Contract can be withdrawn.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE
The amount of the withdrawal charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. We will determine whether we will reduce withdrawal charges after examining all the relevant factors such as:

     (1) The size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

     (2) The total amount of premium payments to be received. Per Contract sales expenses are likely to be less on larger premium payments than on smaller ones.

     (3) Any prior or existing relationship with the Company. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

The withdrawal charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will reductions or elimination of the withdrawal charge be permitted where reductions or elimination will be unfairly discriminatory to any person.

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                        TRANSFERS AMONG YOUR INVESTMENTS
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Prior to the annuity start date and after the free look period, you may transfer your contract value among the subaccounts in which you are invested at the end of the free look period until the annuity start date. If more than 12 transfers are made in any contract year, we will charge a transfer fee equal to the lesser of 2% of the Contract value transferred or $25 for each transfer after the twelfth transfer in a contract year. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgment or in accordance with applicable law. The transfer fee will be deducted from the amount which is transferred.

Transfers will be based on values at the end of the business day in which the transfer request is received at our Customer Service Center. Any transfer fee will be deducted from the amount which is transferred.

The minimum amount that you may transfer is $100 or, if less, your entire contract value. To make a transfer, you must notify our Customer Service Center and all other administrative requirements must be met. Any transfer request received after 4:00 p.m. eastern time or the close of the New York Stock Exchange will be effected on the next business day. Separate Account A and the Company will not be liable for following instructions communicated by telephone or other approved electronic means that we reasonably believe to be genuine. We may require personal identifying information to process a request for transfer made over the telephone, over the internet or other approved electronic means.

TRANSFERS BY THIRD PARTIES
As a convenience to you, we currently allow you to give third parties the right to effect transfers on your behalf. However, when the third party makes transfers for many contract owners, the result can be simultaneous transfers involving large amounts of contract values. Such transfers can disrupt the orderly management of the investment portfolios available to the Contract, can result in higher costs to contract owners, and may not be compatible with the long term goals of contract owners. We require third parties making multiple, simultaneous or large volume transfers to execute a third party service agreement with us prior to executing such transfers. Therefore, we may at any time exercise our business judgment and limit or discontinue accepting transfers made by a third party. We will notify any third party whose transfers are limited or discontinued by telephone, facsimile or email according to our records, followed by a letter. These limits may be based on, among other criteria, the amount of the aggregate trade or the available investment options for which third parties may make trades on behalf of multiple contract owners.

We may establish additional procedures or change existing procedures at any time in the exercise of our business judgment.

DOLLAR COST AVERAGING
You may elect to participate in our dollar cost averaging program if you have at least $500 of contract value in any subaccount. That subaccount will serve as the source account from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other subaccount(s) you select. Dollar Cost Averaging is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to other subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and less units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

You elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. You must participate in any dollar cost averaging program for at least five (5) months.

All dollar cost averaging transfers will be made on the 15th of each month or another monthly date mutually agreed upon (or the next business day if the 15th of the month is not a business day). Such transfers currently are not taken into account in determining any transfer fees. We reserve the right to treat dollar cost averaging transfers as standard transfers when determining the number of transfers in a year and imposing any applicable transfer fees. If you, as an owner, participate in the dollar cost averaging program you may not make automatic withdrawals of your contract value or participate in the automatic rebalancing program.

If you do not specify the subaccounts to which the dollar amount of the source account is to be transferred, we will transfer the money to the subaccounts in which you are invested on a proportional basis. If, on any transfer date, your contract value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may terminate the dollar cost averaging program at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next transfer date.

We may in the future offer additional subaccounts or withdraw any subaccount to or from the dollar cost averaging program, or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.

AUTOMATIC REBALANCING
If you have at least $25,000 of contract value invested in the subaccounts of Separate Account A, you may elect to have your investments in the subaccounts automatically rebalanced. We will transfer funds under your Contract on a quarterly, semi-annual, or annual calendar basis among the subaccounts to maintain the investment blend of your selected subaccounts. The minimum size of any allocation must be in full percentage points. Rebalancing does not affect any amounts that you have allocated. The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken pro rata. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period. All automatic rebalancing transfers will be made on the 15th of the month that rebalancing is requested or another monthly date mutually agreed upon (or the next valuation date, if the 15th of the month is not a business day).

To participate in automatic rebalancing, send satisfactory notice to our Customer Service Center. We will begin the program on the last business day of the period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your contract value among the subaccounts or if you make an additional premium payment or partial withdrawal on other than a pro rata basis. Additional premium payments and partial withdrawals effected on a pro rata basis will not cause the automatic rebalancing program to terminate.

If you, as the contract owner, are participating in automatic rebalancing, such transfers currently are not taken into account in determining any transfer fee. We reserve the right to treat automatic rebalancing transfers as standard transfers when determining the number of transfers in a year and imposing any applicable transfer fees.

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                                  DEATH BENEFIT
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DEATH BENEFIT DURING THE ACCUMULATION PHASE
We will pay a death benefit if the annuitant dies before the annuity start date. Assuming you are also the contract owner, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. The death benefit value is calculated at the close of the business day on which we receive written notice and due proof of death as well as properly completed required claim forms, at our Customer Service Center. If the beneficiary elects to delay receipt of the death benefit, the amount of the death benefit payable in the future may be affected. If the deceased annuitant was not an owner, the proceeds may be received in a single sum, applied to any of the annuity options or, if available, paid over the beneficiary's lifetime. (See "Systematic Withdrawals" above) A beneficiary's right to elect an income phase payment option or receive a lump-sum payment may have been restricted by the contract owner. If so, such rights or options will not be available to the beneficiary. If the deceased annuitant was an owner, then death proceeds must be distributed in accordance with the Death of Owner provisions below. If we do not receive a request to apply the death benefit proceeds to an annuity option, we will make a single sum distribution. We will generally pay death single lump sum payments benefit proceeds within 7 days after our Customer Service Center has received sufficient information to make the payment. For information on required distributions under federal income tax laws, you should see "Required Distributions upon Contract Owner's Death."

DEATH PROCEEDS

If the annuitant is LESS THAN AGE 67 at the time of purchase, the death benefit is the greatest of:

     (1)  the contract value;

     (2) the total premium payments made under the Contract after subtracting any withdrawals; or

     (3) the highest contract value (plus subsequent premiums less subsequent withdrawals and taxes) determined on every contract anniversary on or before your death beginning with the 8th anniversary and ending on the last anniversary prior to attained age 76.

If the annuitant is BETWEEN THE AGES OF 67 AND 75 at the time of purchase, the death benefit is the greatest of:

     (1)  the contract value;

     (2) the total premium payments made under the Contract after subtracting any withdrawals; or

     (3) the contract value (plus subsequent premiums less subsequent withdrawals and taxes) determined on the 8th contract anniversary but on or before your death.

If the annuitant is AGE 76 OR OLDER at the time of purchase, the death benefit is the contract value.

Note: In all cases described above, amounts could be reduced by premium taxes owed and withdrawals not previously deducted. Please refer to the Contract for more details.

The beneficiary may choose an annuity payment option only during the 60-day period beginning with the date we receive acceptable due proof of death.

The beneficiary may elect to have a single lump payment or choose one of the annuity options.

The entire death proceeds must be paid within five (5) years of the date of death unless:

     (1)  the beneficiary elects to have the death proceeds:

          (a) payable under a payment plan over the life of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary; and

          (b)  payable beginning within one year of the date of death; or

     (2) if the beneficiary is the deceased owner's spouse, the beneficiary may elect to become the owner of the Contract and the Contract will continue in effect.

DEATH OF THE ANNUITANT

     (1) If the annuitant dies prior to the annuity start date, we will pay the death proceeds as provided above.

     (2) If the annuitant dies after the annuity start date but before all of the proceeds payable under the Contract have been distributed, the Company will pay the remaining proceeds to the beneficiary(ies) according to the terms of the supplementary contract.

If the owner or annuitant dies after the annuity start date, we will continue to pay benefits in accordance with the supplement agreement in effect.

DEATH OF OWNER

     (1) If any owner of the Contract dies before the annuity start date, the following applies:

          (a) If the new owner is the deceased owner's spouse, the Contract will continue and, if the deceased owner was also the annuitant, the deceased owner's spouse will also be the annuitant.

          (b) If the new owner is someone other than the deceased owner's spouse, the entire interest in the Contract must be distributed to the new owner:

               (i)  within 5 years of the deceased owner's death

                    or

               (ii) over the life of the new owner or over a period not
                    extending beyond the life expectancy of the new owner, as long as payments begin within one year of the deceased owner's death.

If the deceased owner was the annuitant, the new owner will be the joint owner, if any, or if there is no joint owner, the beneficiary.

If the deceased owner was not the annuitant, the new owner will be the joint owner, if any, or if there is no joint owner, the contingent owner named under the Contract. If there is no surviving joint or contingent owner, the new owner will be the deceased owner's estate.

If the new owner under (b) above dies after the deceased owner but before the entire interest has been distributed, any remaining distributions will be to the new owner's estate.

     (2) If the deceased owner was also the annuitant, the death of owner provision shall apply in lieu of any provision providing payment under the Contract when the annuitant dies before the annuity start date.

     (3) If any owner dies on or after the annuity start date, but before all proceeds payable under this Contract have been distributed, the Company will continue payments to the annuitant (or, if the deceased owner was the annuitant, to the beneficiary) under the payment method in effect at the time of the deceased owner's death.

     (4) For purposes of this section, if any owner of this Contract is not an individual, the death or change of any annuitant shall be treated as the death of an owner.

TRUST BENEFICIARY
If a trust is named as a beneficiary but we lack proof of the existence of the trust at the time proceeds are to be paid to the beneficiary, that beneficiary's interest will pass to any other beneficiaries according to their respective interests (or to the annuitant's estate or the annuitant's legal successors, if there are no other beneficiaries) unless proof of the existence of such trust is provided.

REQUIRED DISTRIBUTIONS UPON CONTRACT OWNER'S DEATH
We will not allow any payment of benefits provided under the Contract which do not satisfy the requirements of Section 72(s) of the Code.

If a contract owner of a Non-Qualified Contract dies before the annuity start date, the death benefit payable to the beneficiary (calculated as described under "Death Benefit Choices" in this prospectus) will be distributed as follows: (a) the death benefit must be completely distributed within 5 years of the contract owner's date of death; or (b) the beneficiary may elect, within the 1-year period after the contract owner's date of death, to receive the death benefit in the form of an annuity from us, provided that (i) such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and (ii) such distributions begin not later than 1 year after the contract owner's date of death.

Notwithstanding (a) and (b) above, if the sole contract owner's beneficiary is the deceased owner's surviving spouse, then such spouse may elect, to continue the Contract under the same terms as before the contract owner's death. Upon receipt of such election from the spouse at our Customer Service Center: (1) all rights of the spouse as contract owner's beneficiary under the Contract in effect prior to such election will cease; (2) the spouse will become the owner of the Contract and will also be treated as the contingent annuitant, if none has been named and only if the deceased owner was the annuitant; and (3) all rights and privileges granted by the Contract or allowed by Equitable Life will belong to the spouse as contract owner of the Contract. This election will be deemed to have been made by the spouse if such spouse makes a premium payment to the Contract or fails to make a timely election as described in this paragraph. If the owner's beneficiary is a nonspouse, the distribution provisions described in subparagraphs (a) and (b) above, will apply even if the annuitant and/or contingent annuitant are alive at the time of the contract owner's death.

If we do not receive an election from a nonspouse owner's beneficiary within the 1-year period after the contract owner's date of death, then we will pay the death benefit to the owner's beneficiary in a cash payment within five years from date of death. We will determine the death benefit as of the date we receive proof of death. We will make payment of the proceeds on or before the end of the 5-year period starting on the owner's date of death. Such cash payment will be in full settlement of all our liability under the Contract.

If the annuitant dies after the annuity start date, we will continue to distribute any benefit payable at least as rapidly as under the annuity option then in effect.

If the contract owner dies after the annuity start date, we will continue to distribute any benefit payable at least as rapidly as under the annuity option then in effect. All of the contract owner's rights granted under the Contract or allowed by us will pass to the contract owner's beneficiary.

If the Contract has joint owners we will consider the date of death of the first joint owner as the death of the contract owner, and the surviving joint owner will become the beneficiary of the Contract.

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                                CHARGES AND FEES
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We deduct the Contract charges described below to compensate us for our cost and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for distributing and administrating the Contracts, including compensation and expenses paid in connection with the sales of the contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. The amount of a charge will not always correspond to the actual costs associated with the charge. For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided. In the event there are any profits from fees and charges deducted under the Contract, including the mortality and expense risk charge and rider and benefit charges, we may use such profits to finance the distribution of Contracts.

SURRENDER CHARGES DEDUCTED FROM THE CONTRACT VALUE
For purposes of determining any applicable surrender charges under the Contract, Contract value is removed in the following order: 1) earnings (Contract value less premium payments not withdrawn); 2) premium payments in the Contract for more than eight years (these premium payments are liquidated on a first in, first out basis); 3) additional free amount (which is equal to 10% of the premium payments in the Contract for less than eight years, fixed at the time of the first withdrawal in the Contract year, plus 10% of the premium payments made after the first withdrawal in the Contract year but before the next Contract anniversary, less any withdrawals in the same Contract year of premium payments less than eight years old); and 4) premium payments in the Contract for less than eight years (these premium payments are removed on a first in, first out basis).

     SURRENDER CHARGE. We will deduct a contingent deferred sales charge (a "surrender charge") if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the 8-year period from the date we receive and accept a premium payment. The surrender charge is based on a percentage of each premium payment. This charge is intended to cover sales expenses that we have incurred. We may in the future reduce or waive the surrender charge in certain situations and will never charge more than the maximum surrender charges. The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment as follows:

     COMPLETE YEARS ELAPSED        0    1    2    3    4    5    6    7    8+
       SINCE PREMIUM PAYMENT
     SURRENDER CHARGE              8%   7%   6%   5%   4%   3%   2%   1%   0%

     FREE WITHDRAWAL AMOUNT. At any time, you may make a withdrawal without the imposition of a surrender charge, of an amount equal to the sum of:

     o    earnings (contract value less unliquidated purchase payments);

     o    premium payments in the contract for more than eight years, and

     o an amount which is equal to 10% of the premium payments in the contract for less than eight years, fixed at the time of the first withdrawal in the contract year, plus 10% of the premium payment made after the first withdrawal in the contract year (but before the next contract anniversary, less any withdrawals in the same contract year of premium payments less than eight years old).

     SURRENDER CHARGE FOR EXCESS WITHDRAWALS. We will deduct a surrender charge for excess withdrawals, which may include a withdrawal you make to satisfy required minimum distribution requirements under the code. We consider a withdrawal to be an "excess withdrawal" when the amount you withdraw in any contract year exceeds the free withdrawal amount. Where you are receiving systematic withdrawals, any combination of regular withdrawals taken and any systematic withdrawals expected to be received in a contract year will be included in determining the amount of the excess withdrawal. Such a withdrawal will be considered a partial surrender of the contract and we will impose a surrender charge and any associated premium tax.

     PREMIUM TAXES. We may make a charge for state and local premium taxes depending on the contract owner's state of residence. The tax can range from 0% to 3.5% of the premium. We have the right to change this amount to conform with changes in the law or if the contract owner changes state of residence.

We deduct the premium tax from your contract value on the annuity start date. However, some jurisdictions impose a premium tax at the time that initial and additional premiums are paid, regardless of when the annuity payments begin. In those states we may defer collection of the premium taxes from your contract value and deduct it on surrender of the contract, on excess withdrawals or on the annuity start date.

     ADMINISTRATIVE CHARGE. We deduct an annual administrative charge on each contract anniversary, or if you surrender your Contract prior to a contract anniversary, at the time we determine the cash surrender value payable to you. The amount deducted is $30 per Contract, unless waived by the Company. We deduct the annual administrative charge proportionately from all subacounts in which you are invested

     TRANSFER CHARGE. You may make 12 free transfers each contract year. We will assess a transfer charge equal to the lesser of 2% of the contract value transferred or an amount not greater than $25 for each transfer after the twelfth transfer in a contract year. If such a charge is assessed, we would deduct the charge as noted in "Charges Deducted from the Contract Value" above. The charge will not apply to any transfers due to the election of dollar cost averaging, automatic rebalancing and transfers we make to and from any subaccount specially designated by the Company for such purpose. However, we reserve the right to treat multiple transfers in a single day, auto rebalancing and dollar cost averaging as standard transfers when determining annual transfers and imposing the transfer charge.

CHARGES DEDUCTED FROM THE SUBACCOUNTS
     MORTALITY AND EXPENSE RISK CHARGE. We deduct on each business day a mortality and expense risk charge which is equal, on an annual basis, to 1.25% of the average daily net asset value of the Separate Account. The charge is deducted on each business day at the rate of .003446% for each day since the previous business day.

     If the mortality and expense risk charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be a profit to the Company.

     The mortality and expense risk charge is guaranteed by the Company and cannot be increased.

     ASSET-BASED ADMINISTRATIVE CHARGE. We will deduct a daily charge from the assets in each subaccount, to compensate us for a portion of the administrative expenses under the Contract. The daily charge is at a rate of .000411% (equivalent to an annual rate of 0.15%) on the assets in each subaccount.

TRUST AND FUND EXPENSES
There are fees and charges deducted from each investment portfolio of the Trusts. Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, two portfolios deduct 12b-1 fees. For 2000 total portfolio fees and charges ranged from 0.53% to 1.21%. See "Fees and Expenses" in this Prospectus.

Additionally, we may receive compensation from the investment advisers, administrators, distributors of the portfolios in connection with administrative, distribution or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Contract. Some advisers, administrators or distributors may pay us more than others.

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                               THE ANNUITY OPTIONS
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SELECTING THE ANNUITY START DATE
You, as the owner, select an annuity start date at the date of purchase and may elect a new annuity start date at any time by making a written request to the Company at its Customer Service Center at least seven days prior to the annuity start date. The annuity start date must be at least 1 year from the contract date but before the month immediately following the annuitant's 90th birthday, or 10 years from the contract date, if later. If, on the annuity start date, a surrender charge remains, the elected annuity option must include a period certain of at least 5 years.

If you do not select an annuity start date, it will automatically begin in the month following the annuitant's 90th birthday, or 10 years from the contract date, if later.

If the annuity start date occurs when the annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for federal tax purposes. See "Federal Tax Considerations" and the SAI. For a Contract purchased in connection with a qualified plan, other than a Roth IRA, distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2, or, in some cases, retire. Distributions may be made through annuitization or withdrawals. Consult your tax adviser.

SELECTING A PAYMENT PLAN
On the annuity start date, we will begin making payments to the contract owner under a payment plan. We will make these payments under the payment plan you choose. The amount of the payments will be determined by applying the maturity proceeds to the payment plan. If payment Plan A, Option 1; Plan B; or Plan C are elected, the maturity proceeds will be the Contract value less any applicable taxes not previously deducted. If the maturity proceeds are paid in cash or by any other method not listed above, the maturity proceeds equal the contract value less:

     (1)  any applicable taxes not previously deducted; less

     (2)  the withdrawal charge, if any; less

     (3)  the annual contract administrative charge, if any.

You must elect a payment plan in writing at least seven (7) days before the annuity start date. If no election is made, an automatic option of monthly income for a minimum of 120 months and as long thereafter as the annuitant lives will be applied.

The owner chooses a plan by sending a written request to the Customer Service Center. The Company will send the owner the proper forms to complete. The request, when recorded at the Company's Customer Service Center, will be in effect from the date it was signed, subject to any payments or actions taken by the Company before the recording. If, for any reason, the person named to receive payments (the payee) is changed, the change will go into effect when the request is recorded at the Company's Customer Service Center, subject to any payments or actions taken by the Company before the recording.

FIXED PAYMENT PLANS
After the first Contract year, the maturity proceeds may be applied under one or more of the payment plans described below. Payment plans not specified below may be available only if they are approved both by the Company and the owner.

No withdrawal charge is deducted if Plan A-Option 1, Plan B or Plan C is elected.

A plan is available only if the periodic payment is $100 or more. If the payee is other than a natural person (such as a corporation), a plan will be available only with our consent.

A supplementary contract will be issued in exchange for the Contract when payment is made under a payment plan. The effective date of a payment plan shall be a date upon which we and the owner mutually agree.

The minimum interest rate for Plans A and B is 3.0% a year, compounded yearly. The minimum rates for Plan C were based on the 1983a Annuity Table at 3.0% interest, compounded yearly. The Company may pay a higher rate at its discretion.

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                                           ANNUITY OPTIONS
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     PLAN A.   INTEREST
        Option 1              The contract value, less any applicable taxes not previously deducted, may be left on deposit with the Company for five (5)
                              years. We will make fixed payments monthly, quarterly,
                              semi-annually, or annually. We do not make monthly payments if the contract value applied to this option is less than $100,000. You may not withdraw the proceeds until the end of the five (5) year period.

        Option 2              The cash surrender value may be left on deposit with us for a specified period. Interest will be paid annually. All or part of the proceeds may be withdrawn at any time.
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     PLAN B.   FIXED PERIOD
                              The contract value, less any applicable taxes not previously deducted, will be paid until the proceeds, plus interest, are paid in full. Payments may be paid annually or monthly for a period of not more than thirty (30) years nor less than five (5) years. The
                              Contract provides for a table of minimum annual payments. They are based on the age of the annuitant or the beneficiary.
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     PLAN C.   LIFE INCOME
                              The contract value less any applicable taxes not previously deducted will be paid in monthly or annual payments for as long as the annuitant or beneficiary, whichever is appropriate, lives. We have the right to require proof satisfactory to it of the age and sex of such person and proof of continuing survival of such person. A minimum number of payments may be guaranteed, if desired. The Contract provides for a table of minimum annual payments. They are based on the age of the annuitant or the beneficiary.
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                            OTHER CONTRACT PROVISIONS
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REPORTS TO CONTRACT OWNERS
We will send you a quarterly report within 31 days after the end of each calendar quarter. The report will show the contract value, cash surrender value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your contract value and reflects the amounts deducted from or added to the contract value since the last report. We will also send you copies of any shareholder reports of the investment portfolios in which Separate Account A invests, as well as any other reports, notices or documents we are required by law to furnish to you.

SUSPENSION OF PAYMENTS OR TRANSFERS
The Company reserves the right to suspend or postpone payments (in Illinois, for a period not exceeding six months) for withdrawals or transfers for any period when:

     (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     (2)  trading on the New York Stock Exchange is restricted;

     (3) an emergency exists as a result of which disposal of securities held in the Separate Account A is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account A's net assets;

     (4)  when the Company's Customer Service Center is closed; or

     (5) during any other period when the SEC, by order, so permits for the protection of owners; provided that applicable rules and regulations of the SEC will govern as to whether the conditions described in (2) and (3) exist.

IN CASE OF ERRORS IN YOUR APPLICATION
If the age or gender given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought at the correct age or gender.

ASSIGNING THE CONTRACT AS COLLATERAL
You may assign a non-qualified Contract as collateral security for a loan but understand that your rights and any beneficiary's rights may be subject to the terms of the assignment. An assignment likely has federal tax consequences. You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

CONTRACT CHANGES -- APPLICABLE TAX LAW
We have the right to make changes in the Contract to continue to qualify the Contract as an annuity. You will be given advance notice of such changes.

FREE LOOK
In most cases, you may cancel your Contract within your 10-day free look period. We deem the free look period to expire 15 days after we mail the Contract to you. Some states may require a longer free look period. To cancel, you need to send your Contract to our Customer Service Center or to the agent from whom you purchased it. We will refund the contract value. For purposes of the refund during the free look period, your contract value includes a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios, the contract value returned may be greater or less than the premium payment you paid. Some states require us to return to you the amount of the paid premium (rather than the contract value) in which case you will not be subject to investment risk during the free look period. In these states, your premiums designated for investment in the subaccounts may be allocated during the free look period to a subaccount specially designated by the Company for this purpose (currently, the Liquid Asset subaccount). We may, in our discretion, require that premiums designated for investment in the subaccounts from all other states be allocated to the specially designated subaccount during the free look period. Your Contract is void as of the day we receive your Contract and your request. We determine your contract value at the close of business on the day we receive your written refund request. If you keep your Contract after the free look period and the investment is allocated to a subaccount specially designated by the Company, we will put your money in the subaccount(s) chosen by you, based on the accumulation unit value next computed for each subaccount.

SPECIAL ARRANGEMENTS
We may reduce or waive any Contract, rider, or benefit fees or charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents, and related persons of our parent corporation and its affiliates. We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.

SELLING THE CONTRACT
Our affiliate Directed Services, Inc. ("DSI"), 1475 Dunwoody Dr., West Chester, PA 19380 is the principal underwriter and distributor of the Contract as well as for other Golden American contracts. DSI, a New York corporation, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

DSI does not retain any commissions or compensation paid to it by Golden American for Contract sales. DSI enters into selling agreements with affiliated and unaffiliated broker-dealers to sell the Contracts through their registered representatives who are licensed to sell securities and variable insurance products. Selling firms are also registered with the SEC and NASD member firms.

DSI pays selling firms for Contract sales according to one or more schedules. This compensation is generally based on a percentage of premium payments. Selling firms may receive commissions of up to 7.75% of premium payments. In addition, selling firms may receive ongoing annual compensation of up to 0.50% of all, or a portion, of values of Contracts sold through the firm. Individual representatives may receive all or a portion of compensation paid to their selling firm, depending on their firm's practices. Commissions and annual compensation, when combined, could exceed 7.75% of total premium payments.

DSI may also compensate wholesalers/distributors, and their sales management personnel, for Contract sales within the wholesale/distribution channel. This compensation may be based on a percentage of premium payments, and/or a percentage of Contract values.

Affiliated selling firms may include Aeltus Capital, Inc., Aetna Investment Services, LLC, BancWest Investment Services, Inc., Baring Investment Services, Inc., Compulife Investor Services, Inc., Financial Network Investment Corporation, Financial Northeastern Corporation, Granite Investment Services, Inc. Guaranty Brokerage Services, Inc., IFG Network Securities, Inc., ING America Equities, Inc., ING Barings Corp., ING Brokers Network, LLC, ING Direct Funds Limited, ING DIRECT Securities, Inc., ING Furman Selz Financial Services LLC, ING Funds Distributor, Inc., ING TT&S (U.S.) Securities, Inc., Investors Financial Group, Inc., Locust Street Securities, Inc., Multi-Financial Securities Corporation, PrimeVest Financial Services, Inc., Systematized Benefits Administrators, Inc., United Variable Services, Inc., VESTAX Securities Corporation, and Washington Square Securities, Inc.

We may also make additional payments to broker dealers for marketing and educational expenses and to reimburse certain expenses of registered representatives relating to sales of Contracts.

We do not pay any additional compensation on the sale or exercise of any of the Contract's optional benefit riders offered in this prospectus.

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                                OTHER INFORMATION
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VOTING RIGHTS
We will vote the shares of a Trust owned by Separate Account A according to your instructions. However, if the 1940 Act or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Trust in our own right, we may decide to do so.

We determine the number of shares that you have in a subaccount by dividing the Contract's contract value in that subaccount by the net asset value of one share of the portfolio in which a subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a Trust's meeting. We will ask you for voting instructions by mail at least 10 days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contracts in that subaccount. We will also vote shares we hold in Separate Account A which are not attributable to contract owners in the same proportion.

STATE REGULATION
We are regulated by the Insurance Department of the State of Iowa. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The variable Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

LEGAL PROCEEDINGS
We, like other insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. We believe that currently there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Company or Separate Account A.

LEGAL MATTERS
The legal validity of the Contracts was passed on by Kimberly J. Smith, Executive Vice President, General Counsel and Assistant Secretary of Golden American.

EXPERTS
The audited consolidated financial statements of Equitable Life at December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, and the statement of assets and liabilities of Separate Account B at December 31, 2001 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, appearing in the SAI and Registration Statement have been audited by Ernst & Young, LLP, independent auditors, as set forth in their report thereon appearing in the SAI and in the Registration Statement, and are included or incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

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                           FEDERAL TAX CONSIDERATIONS
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The following summary provides a general description of the federal income tax considerations associated with this Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult your counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present federal income tax laws. We do not make any representations as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the IRS.

THIS SUMMARY REFERENCES ENHANCED DEATH BENEFITS AND EARNINGS MULTIPLIER BENEFITS THAT MAY NOT BE AVAILABLE UNDER YOUR CONTRACT. PLEASE SEE YOUR CONTRACT, AND "THE ANNUITY CONTRACT -- OPTIONAL RIDERS" AND "DEATH BENEFIT CHOICES" IN THIS PROSPECTUS.

TYPES OF CONTRACTS:  NON-QUALIFIED OR QUALIFIED
The Contract may be purchased on a non-tax-qualified basis or purchased on a tax-qualified basis. Qualified Contracts are designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a qualified Contract in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek competent legal and tax advice regarding the suitability of a Contract for your particular situation. The following discussion assumes that qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACTS
     DIVERSIFICATION REQUIREMENTS. The Code requires that the investments of a variable account be "adequately diversified" in order for non-qualified Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that Separate Account B, through the subaccounts, will satisfy these diversification requirements.

     INVESTOR CONTROL. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a contract owner to allocate premium payments and transfer contract values, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give contract owners investment control over Separate Account B assets, we reserve the right to modify the Contracts as necessary to prevent a contract owner from being treated as the owner of the Separate Account B assets supporting the Contract.

     REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any non-qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The non-qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. See "Death Benefit Choices" for additional information on required distributions from non-qualified contracts. Qualified Contracts are subject to special rules -- see below.

The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

     IN GENERAL. We believe that if you are a natural person you will generally not be taxed on increases in the value of a Contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of the contract value, and, in the case of a qualified Contract, any portion of an interest in the qualified plan, generally will be treated as a distribution.

TAXATION OF NON-QUALIFIED CONTRACTS
     NON-NATURAL PERSON. The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract value over the "investment in the contract" (generally, the premiums or other consideration you paid for the contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a prospective contract owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Contracts owned by natural persons.

     WITHDRAWALS. When a withdrawal from a non-qualified Contract occurs (including amounts paid to you under the MGWB rider), the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner's investment in the Contract at that time. Credits constitute earnings (not premiums) for federal tax purposes and are not included in the owner's investment in the Contract. The tax treatment of market value adjustments is uncertain. You should consult a tax adviser if you are considering taking a withdrawal from your Contract in circumstances where a market value adjustment would apply.

In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner's investment in the Contract.

     PENALTY TAX ON CERTAIN WITHDRAWALS. A distribution from a non-qualified Contract may be subject to a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

     o    made on or after the taxpayer reaches age 59 1/2;

     o    made on or after the death of a contract owner;

     o    attributable to the taxpayer's becoming disabled; or

     o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.

     ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

     TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments. Special rules may apply to amounts distributed after a Beneficiary has elected to maintain Contract value and receive payments.

     TRANSFERS, ASSIGNMENTS, EXCHANGES AND ANNUITY DATES OF A CONTRACT. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than an owner, the selection of certain dates for commencement of the annuity phase, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. A contract owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.

     WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability, and we will report taxable amounts as required by law. Recipients can generally elect, however, not to have tax withheld from distributions.

     MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same contract owner during any calendar year are treated as one non-qualified deferred annuity contract for purposes of determining the amount includible in such contract owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS
The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions before age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents.

For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time before the contract owner's death. PLEASE NOTE THAT REQUIRED MINIMUM

DISTRIBUTIONS UNDER QUALIFIED CONTRACTS MAY BE SUBJECT TO SURRENDER CHARGE AND/OR MARKET VALUE ADJUSTMENT, IN ACCORDANCE WITH THE TERMS OF THE CONTRACT.

     WITHHOLDING. Distributions from certain qualified plans generally are subject to withholding for the contract owner's federal income tax liability. The withholding rates vary according to the type of distribution and the contract owner's tax status. The contract owner may be provided the opportunity to elect not to have tax withheld from distributions. "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions that are required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the contract owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

     CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits before transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

     INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans for Employees (SIMPLE), under which certain employers may provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Contract for use with IRAs may be subject to special requirements of the IRS.

IRAs generally may not invest in life insurance contracts. We do not believe a death benefit under an annuity contract that is equal to the greater of premiums paid (less withdrawals) or contract value will be treated as life insurance. However, the enhanced death benefits and earnings enhancement benefit under this Contract may exceed the greater of premiums paid (less withdrawals) and contract value. We have previously received IRS approval of the form of the Contract, including the enhanced death benefit feature, for use as an IRA. THE CONTRACT WITH BOTH ENHANCED DEATH BENEFITS AND THE EARNINGS MULTIPLIER BENEFIT HAS BEEN FILED WITH THE IRS FOR APPROVAL FOR USE AS AN IRA. HOWEVER, THERE IS NO ASSURANCE THAT THE IRS WILL GIVE THIS APPROVAL OR THAT THE CONTRACT MEETS THE QUALIFICATION REQUIREMENTS FOR AN IRA. Although we regard the enhanced death benefit options and earnings multiplier benefit as investment protection features that should not have an adverse tax effect, it is possible that the IRS could take a contrary position regarding tax qualification, which could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. YOU SHOULD CONSULT YOUR TAX ADVISOR IF YOU ARE CONSIDERING ADDING AN ENHANCED DEATH BENEFIT OR EARNINGS MULTIPLIER BENEFIT TO YOUR CONTRACT IF IT IS AN IRA.

     DISTRIBUTIONS - IRAS. All distributions from a traditional IRA are taxed as received unless either one of the following is true:

     o The distribution is rolled over to a plan eligible to receive rollovers or to another traditional IRA in accordance with the Tax Code; or

     o You made after-tax contributions to the IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

To avoid certain tax penalties, you and any designated beneficiary must also meet the minimum distribution requirements imposed by the Tax Code. The requirements do not apply to Roth IRA contracts except with regard to death benefits. These rules may dictate one or more of the following:

     o    Start date for distributions;

     o The time period in which all amounts in your account(s) must be distributed; or

     o    Distribution amounts.

Generally, you must begin receiving distributions from a traditional IRA by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. We must pay out distributions from the contract over one of the following time periods:

     o Over your life or the joint lives of you and your designated beneficiary; or

     o Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.
The amount of each periodic distribution must be calculated in accordance with IRS regulations. If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

The following applies to the distribution of death proceeds under 408(b) and 408A (Roth IRA - See below) plans. Different distribution requirements apply if your death occurs:

     o    After you begin receiving minimum distributions under the contract; or

     o    Before you begin receiving such distributions.

If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 2002, your entire balance must be distributed to the designated beneficiary by December 31, 2007. However, if the distributions begin by December 31 of the calendar year following the calendar year of your death, and you have named a designated beneficiary, then payments may be made over either of the following time-frames:

     o    Over the life of the designated beneficiary; or

     o Over a period not extending beyond the life expectancy of the designated beneficiary.

If the designated beneficiary is your spouse, distributions must begin on or before the later of the following:

     o December 31 of the calendar year following the calendar year of your death; or

     o December 31 of the calendar year in which you would have attained age 70 1/2.

In lieu of taking a distribution under these rules, a spousal beneficiary may elect to treat the account as his or her own IRA. In such case, the surviving spouse will be able to make contributions to the account, make rollovers from the account, and defer taking a distribution until his or her age 70 1/2. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the account, makes additional contributions to the account, or fails to take a distribution within the required time period.

     ROTH IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to limits on the amount of the contributions and the persons who may be eligible to contribute, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. A 10% penalty may apply to amounts attributable to a conversion from an IRA to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

     DISTRIBUTIONS -- ROTH IRAS. A qualified distribution from a Roth IRA is not taxed when it is received. A qualified distribution is a distribution:

     o Made after the five-taxable year period beginning with the first taxable year for which a contribution was made; and

     o Made after you attain age 59 1/2, die, become disabled as defined in the Tax Code, or for a qualified first-time home purchase.

If a distribution is not qualified, it will be taxable to the extent of the accumulated earnings. A partial distribution will first be treated as a return of contributions which is not taxable and then as taxable accumulated earnings.

     TAX SHELTERED ANNUITIES. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (Social Security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988;
(2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions, but not earnings on such distributions, may also be distributed upon hardship, but would generally be subject to penalties.

     TSAS -- DISTRIBUTIONS. All distributions from Section 403(b) plans are taxed as received unless either of the following are true:

     o The distribution is rolled over to another plan eligible to receive rollovers or to a traditional individual retirement annuity/account
          (IRA) in accordance with the Tax Code; or

     o You made after-tax contributions to the plan. In this case, the amount will be taxed according to rules detailed in the Tax Code.

     Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70 1/2 or retire, whichever occurs later, unless:

     o You are a 5% owner, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 70 1/2;or

     o You had amounts under the contract as of December 31, 1986. In this case, distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75 or retire, if later. However, if you take any distributions in excess of the minimum required amount, then special rules require that some or all of the December 31, 1986 balance be distributed earlier.


OTHER TAX CONSEQUENCES
As noted above, the foregoing comments about the federal tax consequences under the Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each contract owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

POSSIBLE CHANGES IN TAXATION
Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

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                       STATEMENT OF ADDITIONAL INFORMATION
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TABLE OF CONTENTS

     ITEM
     Company
     Experts
     Legal Opinions
     Distributor
     Yield Calculations for the Money Markets Subaccounts
     Performance Information
     Annuity Provisions
     Financial Statements

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PLEASE TEAR OFF, COMPLETE AND RETURN THE FORM BELOW TO ORDER A FREE STATEMENT OF ADDITIONAL INFORMATION FOR THE CONTRACTS OFFERED UNDER THE PROSPECTUS. ADDRESS THE FORM TO OUR CUSTOMER SERVICE CENTER; THE ADDRESS IS SHOWN ON THE COVER.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT A.

Please Print or Type:

                      --------------------------------------------------
                      NAME

                      --------------------------------------------------
                      SOCIAL SECURITY NUMBER

                      --------------------------------------------------
                      STREET ADDRESS

                      --------------------------------------------------
                      CITY, STATE, ZIP

PE - 109654                                                           05/01/2002

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                                   APPENDIX A
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                         CONDENSED FINANCIAL INFORMATION

The following tables give (1) the accumulation unit value ("AUV"), (2) the total number of accumulation units, and (3) the total accumulation unit value, for each subaccount of Equitable of Iowa Separate Account A available under the Contract for the indicated periods.

TOTAL RETURN

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
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2000            $  20.75         2,302,351        $   47,766
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1999               18.06        11,904,760           214,998
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1998               17.72        12,496,442           221,408
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1997               16.10         9,244,077           148,852
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1996               13.51         4,354,338            58,835
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1995               12.05         1,312,565            15,822
--------------------------------------------------------------
1994                9.81            33,106               325
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10/7/94            10.00                --                --
--------------------------------------------------------------

RESEARCH

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  26.39         5,629,335        $  148,578
--------------------------------------------------------------
1999               28.04        13,175,523           369,426
--------------------------------------------------------------
1998               22.89        14,188,466           324,775
--------------------------------------------------------------
1997               18.87        10,840,733           204,520
--------------------------------------------------------------
1996               15.93         4,845,240            77,175
--------------------------------------------------------------
1995               13.10         1,255,752            16,447
--------------------------------------------------------------
1994                9.72            69,177               672
--------------------------------------------------------------
10/7/94            10.00                --                --
--------------------------------------------------------------

                                       A1

MID-CAP GROWTH

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  42.23         2,517,516        $  106,325
--------------------------------------------------------------
1999               39.59         5,971,804           236,452
--------------------------------------------------------------
1998               22.43         5,924,179           132,856
--------------------------------------------------------------
1997               18.52         4,824,991            89,357
--------------------------------------------------------------
1996               15.70         2,602,724            40,853
--------------------------------------------------------------
1995               13.21           759,597            10,037
--------------------------------------------------------------
1994               10.35            63,781               660
--------------------------------------------------------------
10/7/94            10.00                --                --
--------------------------------------------------------------

SMITH BARNEY HIGH INCOME

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  12.46         1,311,976        $   16,344
--------------------------------------------------------------
1999               13.74         1,532,714            21,057
--------------------------------------------------------------
1998               13.58         1,927,035            26,177
--------------------------------------------------------------
1997               13.72         1,544,897            21,190
--------------------------------------------------------------
1996               12.22           670,736             8,195
--------------------------------------------------------------
1995               10.94            72,283               791
--------------------------------------------------------------
4/28/95            10.00                --                --
--------------------------------------------------------------

SMITH BARNEY INTERNATIONAL ALL CAP GROWTH
   (FORMERLY SMITH BARNEY INTERNATIONAL EQUITY)

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  17.74         2,027,180        $   35,966
--------------------------------------------------------------
1999               23.61         1,887,697            44,572
--------------------------------------------------------------
1998               14.28         2,094,601            29,904
--------------------------------------------------------------
1997               13.59         1,734,132            23,573
--------------------------------------------------------------
1996               13.42           804,975            10,805
--------------------------------------------------------------
1995               11.56           154,388             1,785
--------------------------------------------------------------
3/27/95            10.00                --                --
--------------------------------------------------------------

                                       A2

SMITH BARNEY LARGE CAP VALUE

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  21.16         4,340,018        $   91,848
--------------------------------------------------------------
1999               18.98         5,498,197           104,328
--------------------------------------------------------------
1998               19.24         6,212,287           119,526
--------------------------------------------------------------
1997               17.77         4,211,810            74,830
--------------------------------------------------------------
1996               14.23         1,579,649            22,471
--------------------------------------------------------------
1995               12.05           295,134             3,555
--------------------------------------------------------------
4/5/95             10.00                --                --
--------------------------------------------------------------

SMITH BARNEY MONEY MARKET

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  12.27           754,497        $    9,261
--------------------------------------------------------------
1999               11.74         1,482,594            17,406
--------------------------------------------------------------
1998               11.37           770,258             8,755
--------------------------------------------------------------
1997               10.97         1,142,815            12,539
--------------------------------------------------------------
1996               10.59           348,906             3,694
--------------------------------------------------------------
1995               10.23           125,048             1,280
--------------------------------------------------------------
5/24/95            10.00                --                --
--------------------------------------------------------------

APPRECIATION

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  18.03         4,501,934        $   81,171
--------------------------------------------------------------
1999               18.36         5,018,540            92,147
--------------------------------------------------------------
1998               16.47         4,865,715            80,117
--------------------------------------------------------------
1997               14.01         2,177,729            30,521
--------------------------------------------------------------
1996               11.24           497,034             5,586
--------------------------------------------------------------
3/25/96            10.00                --                --
--------------------------------------------------------------

SELECT BALANCED

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  13.08         4,040,294        $   52,847
--------------------------------------------------------------
1999               12.66         4,619,781            58,498
--------------------------------------------------------------
1998               11.79         5,194,870            61,265
--------------------------------------------------------------
1997               11.06         2,668,341            29,507
--------------------------------------------------------------
2/5/97             10.00                --                --
--------------------------------------------------------------

                                       A3

SELECT GROWTH

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  13.33         4,629,862        $   61,706
--------------------------------------------------------------
1999               14.21         5,002,402            71,104
--------------------------------------------------------------
1998               12.29         5,366,983            65,955
--------------------------------------------------------------
1997               11.05         2,767,613            30,577
--------------------------------------------------------------
2/5/97             10.00                --                --
--------------------------------------------------------------

SELECT HIGH GROWTH

--------------------------------------------------------------
                                  TOTAL # OF
                                 ACCUMULATION
                  AUV AT           UNITS AT          TOTAL
              YEAR END (AND     YEAR END (AND       AUV AT
             AT BEGINNING OF   AT BEGINNING OF     YEAR END
             FOLLOWING YEAR)   FOLLOWING YEAR)  (IN THOUSANDS)
--------------------------------------------------------------
2000            $  14.13         3,063,274        $   43,288
--------------------------------------------------------------
1999               15.47         3,133,145            48,465
--------------------------------------------------------------
1998               12.33         3,352,071            41,316
--------------------------------------------------------------
1997               10.87         1,866,333            20,288
--------------------------------------------------------------
2/5/97             10.00                --                --
--------------------------------------------------------------

                                       A4

   For 2001:

     Separate Account Annual Charges of:                     1.40%
     ----------------------------------------------------------------

     Appreciation
     AUV at beginning of year                                  18.03
     AUV at end of year                                        17.07
     Number of units outstanding at end of year            4,150,696
     ----------------------------------------------------------------
     Total AUV at end of year (in thousands)                  70,852

     Mid Cap Growth
     AUV at beginning of year                                  42.23
     AUV at end of year                                        31.80
     Number of units outstanding at end of year            6,138,195
     ----------------------------------------------------------------
     Total AUV at end of year (in thousands)                 195,209

     Research
     AUV at beginning of year                                  26.39
     AUV at end of year                                        20.44
     Number of units outstanding at end of year           11,117,450
     ----------------------------------------------------------------
     Total AUV at end of year (in thousands)                 227,223

     SB Allocation Select Balanced
     AUV at beginning of year                                  13.08
     AUV at end of year                                        12.72
     Number of units outstanding at end of year            4,394,969
     ----------------------------------------------------------------
     Total AUV at end of year (in thousands)                  55,898

     SB Allocation Select Growth
     AUV at beginning of year                                  13.33
     AUV at end of year                                        11.85
     Number of units outstanding at end of year            4,172,221
     ----------------------------------------------------------------
     Total AUV at end of year (in thousands)                  49,445

     SB Allocation Select High Growth
     AUV at beginning of year                                  14.13
     AUV at end of year                                        12.25
     Number of units outstanding at end of year            2,580,600
     ----------------------------------------------------------------
     Total AUV at end of year (in thousands)                  31,612

     SB High Income
     AUV at beginning of year                                  12.46
     AUV at end of year                                        11.82
     Number of units outstanding at end of year            1,212,079
     ----------------------------------------------------------------
     Total AUV at end of year (in thousands)                  14,330

     SB International All Cap Growth
     AUV at beginning of year                                  17.74
     AUV at end of year                                        12.04
     Number of units outstanding at end of year            1,827,559
     ----------------------------------------------------------------
     Total AUV at end of year (in thousands)                  22,004

     SB Large Cap Value
     AUV at beginning of year                                  21.16
     AUV at end of year                                        19.16
     Number of units outstanding at end of year            4,001,712
     ----------------------------------------------------------------
     Total AUV at end of year (in thousands)                  76,679

     SB Money Market
     AUV at beginning of year                                  12.27
     AUV at end of year                                        12.55
     Number of units outstanding at end of year            1,406,525
     ----------------------------------------------------------------
     Total AUV at end of year (in thousands)                  17,651

     Total Return
     AUV at beginning of year                                  20.75
     AUV at end of year                                        20.56
     Number of units outstanding at end of year            9,847,959
     ----------------------------------------------------------------
     Total AUV at end of year (in thousands)                 202,433

--------------------------------------------------------------------------------
                                   APPENDIX B
--------------------------------------------------------------------------------

                  DESCRIPTION OF UNDERLYING INVESTMENT OPTIONS

During the accumulation phase, you may allocate your premium payments and contract value to any of the investment portfolios available under this Contract. They are listed in this Appendix. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO ANY INVESTMENT PORTFOLIO, AND YOU MAY LOSE YOUR PRINCIPAL.

PLEASE KEEP IN MIND THE INVESTMENT RESULTS OF THE INVESTMENT PORTFOLIOS ARE LIKELY TO DIFFER SIGNIFICANTLY AND THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS RESPECTIVE INVESTMENT OBJECTIVE. SHARES OF THE PORTFOLIOS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIOS. SHARES OF THE PORTFOLIOS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. EXCEPT AS NOTED, ALL FUNDS ARE DIVERSIFIED, AS DEFINED UNDER THE INVESTMENT COMPANY ACT OF 1940.

--------------------------------------------------------------------------------
INVESTMENT
PORTFOLIO      DESCRIPTION
--------------------------------------------------------------------------------

THE GCG TRUST

Mid-Cap        INVESTMENT OBJECTIVE
Growth         Long-term growth of capital

               PRINCIPAL STRATEGIES
               Normally invests at least 80% of its total assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts) of companies with medium market capitalizations (or "mid-cap companies") believed to have above-average growth potential.

               The Portfolio Manager defines mid-cap companies as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap Growth Index at the time of investment. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

               Emphasis is on growth companies which demonstrate a strong franchise; strong cash flows and a recurring revenue stream; a solid industry position, where there is potential for high profit margins and substantial barriers to new entry in the industry; a strong management team with a clearly defined strategy; and a catalyst that may accelerate growth. The Portfolio uses a bottom-up investment style in managing the Portfolio.

               The Portfolio may invest in foreign securities (including emerging markets securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies, which increases transaction costs and could detract from the Portfolio's performance. The Portfolio is non-diversified and, when compared with other funds, may invest a greater portion of its assets in a particular issuer.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Mid-Cap Company Risk, OTC Investment Risk, Growth Investing Risk, Foreign Investment Risk, Emerging Market Risk, and
               Diversification Risk.

                                       B1

--------------------------------------------------------------------------------
INVESTMENT
PORTFOLIO      DESCRIPTION
--------------------------------------------------------------------------------

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. MID-CAP COMPANY RISK refers to the risk that investment in mid-cap companies entails greater risk than investing in larger, more established companies because they have more narrow product lines, more limited financial resources and a more limited trading market for their stocks. OTC INVESTMENT RISK refers to the risk that over-the-counter ("OTC") securities are generally securities of companies that are smaller or newer than securities listed on the New York Stock or American Stock Exchanges and may involve greater risk. GROWTH INVESTING RISK refers to the risk that growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs. EMERGING MARKET RISK refers to the risk that investing in emerging market countries present risks in a greater degree than, and in addition to investing in foreign issuers in general. DIVERSIFICATION RISK refers to the risk that a non-diversified portfolio will be more volatile than a diversified portfolio because it invests its assets in a smaller number of issuers, and the gains or losses on a single security or issuer will have a greater impact on the non-diversified fund's net asset value.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Massachusetts Financial Services Company

Research       INVESTMENT OBJECTIVE
               Long-term growth of capital and future income

               PRINCIPAL STRATEGIES
               Normally invests at least 80% of its total assets in common stocks and related securities (such as preferred stocks, convertible securities and depositary receipts). Focus is on companies believed to have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size, and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

               The Portfolio may invest in foreign equity securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of foreign currency at a future date. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies, which increases transaction costs and could detract from the Portfolio's performance.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, OTC Investment Risk and Foreign Investment Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. OTC INVESTMENT RISK refers to the risk that over-the-counter ("OTC") securities are generally securities of companies that are smaller or newer than securities listed on the New York Stock or American Stock Exchanges and may involve greater risk. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in the United States, foreign controls on investments, and higher transaction costs.

                                       B2

--------------------------------------------------------------------------------
INVESTMENT
PORTFOLIO      DESCRIPTION
--------------------------------------------------------------------------------

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Massachusetts Financial Services Company

Total Return   INVESTMENT OBJECTIVE
               Above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.

               PRINCIPAL STRATEGIES
               The Portfolio is a "balanced fund" that invests in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests at least 40%, but not more than 75%, of its assets in common stocks and related securities (referred to as equity securities), such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and at least 25%, but not more than 60%, of its net assets in non-convertible fixed income securities.

               The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) based on the Portfolio Manager's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. Portfolio Manager uses fundamental analysis to select equity securities believed to be undervalued.

               The Portfolio may invest up to 20% of its assets in foreign securities, including securities of companies in emerging or developing markets, up to 20% of its assets in lower rated nonconvertible fixed income securities and comparable unrated securities; and may invest with no limitation in mortgage pass-through securities and American Depositary Receipts. The Portfolio may engage in active and frequent trading to achieve its principal investment strategies, which increases transaction costs and could detract from the Portfolio's performance.

               PRINCIPAL RISKS
               Principal risks include Manager Risk, Market and Company Risk, Income Risk, Interest Rate Risk, Credit Risk, Call Risk, Allocation Risk, Convertible Securities Risk, Emerging Market Risk, Undervalued Securities Risk, High Yield Bond Risk, and Foreign Investment Risk.

                    MANAGER RISK refers to the risk that a portfolio manager of a portfolio may do a mediocre or poor job in selecting securities. MARKET AND COMPANY RISK refers to the risk that the price of a security held by a portfolio may fall due to changing economic, political or market conditions or disappointing earnings results. INCOME RISK relates to the risk that a portfolio's income may fall due to falling interest rates. Income risk is greatest for short-term bonds and the least for long-term bonds. INTEREST RATE RISK refers to the risk that fixed income securities could lose value because of interest rate changes. CREDIT RISK refers to the risk that the issuer of debt obligations may be unable to make principal and interest payments when they become due. CALL RISK refers to the risk that, during periods of falling interest rates, a bond issuer may "call" or repay, its high yielding bond before the bond's maturity date. Forced to invest the proceeds at lower interest rates, a portfolio would experience a decline in income. ALLOCATION RISK refers to the risk that a portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines. CONVERTIBLE SECURITIES RISK refers to the risk that the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline, and their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. EMERGING MARKET RISK refers to the risk that investing in emerging market countries present risks in a greater degree than, and in addition to, investing in foreign issuers in general. UNDERVALUED SECURITIES RISK refers to the risk that the market value of an undervalued security may not rise, or may fall, if certain anticipated events do not occur or if investor perceptions about the security do not improve. HIGH YIELD BOND RISK refers to the risk that high yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but also typically have greater potential volatility and principal and income risk. FOREIGN INVESTMENT RISK refers to the risk that foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositaries than those in

                                       B3

--------------------------------------------------------------------------------
INVESTMENT
PORTFOLIO      DESCRIPTION
--------------------------------------------------------------------------------

                    the United States, foreign controls on investments, and higher transaction costs.

               INVESTMENT MANAGER: Directed Services, Inc.

               PORTFOLIO MANAGER: Massachusetts Financial Services Company

TRAVELERS SERIES FUND, INC.

Smith Barney   INVESTMENT OBJECTIVE
High Income    Primary: High current income      Secondary: Capital appreciation
Portfolio
               PRINCIPAL STRATEGIES
               KEY INVESTMENTS
               The fund invests primarily in high yielding, corporate debt obligations and preferred stock of U.S. and foreign issuers, but may also invest in foreign issuers.

               Credit Quality: The fund invests primarily in below investment grade securities, but may not invest more than 10% in securities rated lower than B or unrated securities of comparable quality. Below investment grade securities are commonly known as "junk bonds."

               Maturity: Although the fund may invest in securities of any maturity, under current market conditions, the fund intends to have an average remaining maturity of between five and ten years.

               PRINCIPAL RISKS
               While investing in high yield securities can bring added benefits, it may also involve additional risks. Investors could lose money in the fund or the fund's performance could fall below other possible investments if any of the following occurs:

               o The issuer of a debt security in the fund defaults on its obligation to pay principal or interest, has its credit rating downgraded by a rating organization or is perceived by the market to be less creditworthy.

               o Interest rates go up, causing the prices of debt securities in the fund to fall.

               o As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

               o As a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.

               o The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

               The fund may invest in lower quality securities that are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

               Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. In some of the foreign countries in which the fund invests, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of less developed countries.

               INVESTMENT ADVISER: SSB Citi Fund Management LLC.

                                       B4

--------------------------------------------------------------------------------
INVESTMENT
PORTFOLIO      DESCRIPTION
--------------------------------------------------------------------------------

Smith Barney   INVESTMENT OBJECTIVE
International  Total return on its assets from growth of capital and income
All Cap
Growth         PRINCIPAL STRATEGIES
Portfolio      KEY INVESTMENTS
(formerly      The fund invests primarily in equity securities of foreign
Smith          companies. Equity securities include exchange traded and
Barney         over-the-counter common stocks and preferred shares, debt
International  securities convertible into equity securities, and warrants and
Equity         rights.
Portfolio)
               PRINCIPAL RISKS
               While investing in foreign securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

               o    Foreign stock prices decline

               o Adverse governmental action or political, economic or market instability occurs in a foreign country

               o The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

               Many foreign countries in which the fund invests have markets that are less liquid and more volatile than markets in the U.S. in some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

               In Europe, Economic and Monetary Union (EMU) and the introduction of a single currency began on January 1, 1999. There are significant political and economic risks associated with EMU, which may increase the volatility of European markets and present valuation problems for the fund.

               INVESTMENT ADVISER: SSB Citi Fund Management LLC

Smith Barney   INVESTMENT OBJECTIVE
Large Cap      Current income and long-term growth of income and capital.
Value
Portfolio      PRINCIPAL STRATEGIES
               KEY INVESTMENTS
               The fund invests primarily in common stocks of U.S. companies having market capitalization of at least $5 billion at the same time of investment.

               PRINCIPAL RISKS
               While investing in large capitalization value securities can bring added benefits, it may also involve additional risks. Investors could lose money on their investments in the fund, or the fund ma not perform as well as other investments, if any of the following occurs:

               o    The U.S. stock market goes down.

               o Value stocks or larger capitalization stocks are temporarily out of favor.

               o The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

               o An adverse event, such a negative press reports about a company in the fund, depresses the value of the company's stock.

               INVESTMENT ADVISER: SSB Citi Fund Management LLC

Smith Barney   INVESTMENT OBJECTIVE
Money Market   Maximize current income consistent with preservation of capital.
Portfolio      The fund seeks to maintain a stable $1 share price.

                                       B5

--------------------------------------------------------------------------------
INVESTMENT
PORTFOLIO      DESCRIPTION
--------------------------------------------------------------------------------

               PRINCIPAL STRATEGIES
               KEY INVESTMENTS
               The fund invests exclusively in high quality U.S. dollar denominated short term debt securities. These include commercial paper, corporate and municipal obligations of U.S. and foreign banks, securities of the U.S. Government, its agencies or instrumentalities and related repurchase agreements.

               Credit Quality: The fund invests exclusively in securities rated by a nationally recognized rating organization in the two highest short term rating categories, or if unrated, of equivalent quality.

               PRINCIPAL RISKS
               Although the fund seeks to preserve the value of your investment at $ per share, it is possible to lose money by investing in the fund could under perform other short term debt instruments or money market funds if any of the following occurs:

               o    Interest rates rise sharply.

               o An issuer of the fund's securities defaults, or has its credit rating downgraded.

               o Sectors or issuers the fund has emphasized fail to perform as expected.

               o The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect.

               The value of the fund's foreign securities may go down because of unfavorable government actions, political instability of the more limited availability of accurate information about foreign issuers.

               INVESTMENT ADVISER: SSB Citi Fund Management LLC

GREENWICH STREET SERIES FUND

Appreciation   INVESTMENT OBJECTIVE
Portfolio      Long-term appreciation of capital.

               PRINCIPAL STRATEGIES
               KEY INVESTMENTS

               The fund invests primarily in equity securities of U.S. companies. The fund typically invests in medium and large capitalization companies but may also invest in small capitalization companies. Equity securities include exchange traded and over-the counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

               PRINCIPAL RISKS
               Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

               o    The U.S. stock market declines

               o    Large and medium capitalization stocks or growth

               INVESTMENT ADVISER: Smith Barney Fund Management LLC

THE SMITH BARNEY ALLOCATION SERIES INC.
   (FORMERLY SMITH BARNEY CONCERT ALLOCATION SERIES INC.)

Smith Barney   INVESTMENT OBJECTIVE
Select         Seeks long-term growth of capital and income, placing equal
Balanced       emphasis on current income and capital appreciation.
Portfolio
               PRINCIPAL STRATEGIES
               The portfolio divides its assets roughly between equity and fixed-income mutual funds. The equity funds are primarily large-capitalization, dividend-paying stock funds. The fixed-income portion of

                                       B6

--------------------------------------------------------------------------------
INVESTMENT
PORTFOLIO      DESCRIPTION
--------------------------------------------------------------------------------

               the portfolio is mainly invested in funds that invest in U.S. government and agency securities, as well as mortgage-backed securities.

               PRINCIPAL RISKS

               Your investment in the portfolio is subject to the risks associated with investing in both fixed income securities and equity securities generally. Your investment in the portfolio is subject to the following specific risks:

               o You could lose money on your investment in a portfolio, or the portfolio may not perform as well as other investments

               o An underlying fund's investments in foreign securities may decline because of adverse governmental action or political, economic or market instability in a foreign country or region. In addition, currency fluctuations could erase investment gains or add to investment losses. These risks are heightened for investments in emerging markets

               o The manager's judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles, underlying funds or other issues may prove to be wrong.

               o When interest rates go up, prices of fixed income securities go down

               INVESTMENT ADVISER: Travelers Investment Advisors, Inc.

Smith Barney   INVESTMENT OBJECTIVE
Select Growth  Seeks long-term growth of capital.
Portfolio
               PRINCIPAL STRATEGIES
               Invests primarily in mutual funds that focus on large-capitalization equity securities, to provide growth. The portfolio also invests in small- and middle-capitalization equity securities and international securities. In addition, a significant portion of the portfolio is also allocated to funds that invest in fixed income securities to help reduce volatility.

               PRINCIPAL RISKS
               Your investment in the portfolio is subject to the risks associated with investing in equity securities and, to a lesser degree, fixed income securities generally. Your investment in the portfolio is subject to the following specific risks:

               o You could lose money on your investment in a portfolio, or the portfolio may not perform as well as other investments.

               o An underlying fund's investments in foreign securities may decline because of adverse governmental action or political, economic or market instability in a foreign country or region. In addition, currency fluctuations could erase investment gains or add to investment losses. These risks are heightened for investments in emerging markets.

               o The manager's judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles, underlying funds or other issues may prove to be wrong.

               o Growth stocks or small capitalization stocks (generally those listed on the Russell 2000 Indices) may fall out of favor and may experience greater volatility, as well as greater potential for gain or loss

               o When interest rates go up, prices of fixed income securities go down

               INVESTMENT ADVISER: Travelers Investment Advisors, Inc.

Smith Barney   INVESTMENT OBJECTIVE
Select High    Seeks capital appreciation.
Growth
Portfolio      PRINCIPAL STRATEGIES
               Invests a large portion of its assets in aggressive equity mutual funds that focus on smaller, more speculative companies as well as mid-sized (or larger) companies with the potential for rapid growth.

                                       B7

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INVESTMENT
PORTFOLIO      DESCRIPTION
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               A significant portion of the portfolio may be invested in international or emerging markets funds in order to achieve a greater level of diversification.

               PRINCIPAL RISKS

               Your investment in the portfolio is subject to the risks associated with investing in equity securities generally. Your investment in the portfolio is subject to the following specific risks:

               o You could lose money on your investment in a portfolio, or the portfolios may not perform as well as other investments

               o Growth stocks or small capitalization stocks (generally those comprising the Russell 2000 Indices) may fall out of favor with investors and may experience greater volatility, as well as greater potential for gain or loss

               o An underlying fund's investments in foreign securities may decline because of adverse governmental action or political, economic or market instability in a foreign country or region. In addition, currency fluctuations could erase investment gains or ad to investments in emerging markets.

               o The manager's judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles, underlying funds or other issues may prove to be wrong

               INVESTMENT ADVISER: Travelers Investment Advisors, Inc.

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                        MORE INFORMATION ABOUT THE TRUSTS
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INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES

THE GCG TRUST
Directed Services, Inc. ("Directed Services") serves as the overall manager to each portfolio of The GCG Trust. The GCG Trust pays Directed Services a monthly fee for its investment advisory and management services. The monthly fee is based on the average daily net assets of an investment portfolio, and in some cases, the combined total assets of certain grouped portfolios. Directed Services has retained portfolio managers to manage the assets of each portfolio of The GCG Trust. Directed Services (and not The GCG Trust) pays each portfolio manager a monthly fee for managing the assets of a portfolio, based on the average daily net assets of a portfolio. For a list of the portfolio managers, see the front cover of this prospectus.

GREENWICH STREET SERIES FUND
Smith Barney Fund Management LLC ("Smith Barney") serves as the investment advisor for the Greenwich Street Series Fund. The Greenwich Street Series Fund pays Smith Barney a monthly advisory fee for its investment advisory services based on the average daily net assets of the respective investment portfolios.

SMITH BARNEY ALLOCATION SERIES
Travelers Investment Advisers, Inc. ("Travelers") serves as the investment advisor for the Smith Barney Allocation Series Inc. Smith Barney Allocation Series Inc. pays a monthly advisory fee to Travelers based on the average daily net assets of the investment portfolios.

TRAVELERS SERIES FUND
SSB Citi Fund Management LLC ("SSB Citi") serves as the investment advisor for the Travelers Series Fund Inc. The Travelers Series Fund Inc. pays SSB Citi a monthly advisory fee for its investment advisory services based on the average daily net assets of the respective investment portfolios.

                                       B8

Directed Services, SSB Citi, Smith Barney and Travelers provide or procure, at their own expense, the services necessary for the operation of the portfolios, including the retention of portfolio managers to manage the assets of the certain portfolios. Directed Services, SSB Citi, Smith Barney and Travelers do not bear the expense of brokerage fees and other transactional expenses for securities, taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

TRUST AND FUND EXPENSES
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Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, certain portfolios deduct a service fee, which is used to compensate service providers for administrative and contract holder services provided on behalf of the portfolios, and certain portfolios deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of shares of the applicable portfolio. Based on actual portfolio experience in 2001, together with estimated costs for new portfolios, total estimated portfolio fees and charges for 2002 range from 0.53% to 1.21%.

Additionally, we may receive compensation from the investment advisors, administrators or distributors of the portfolios in connection with administrative, distribution or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Contract. Some advisers, administrators or distributors may pay us more than others.

We generally receive 12b-1 fees from an investment portfolio, and/or compensation from an affiliate of an investment portfolio, for administration, distribution, or other services or cost savings attributable to our services. This compensation is usually based on portfolio assets attributable to our variable contracts; the amount varies, but may be as much as 0.50% of contract-related portfolio assets.

YOU CAN FIND MORE DETAILED INFORMATION ABOUT EACH PORTFOLIO INCLUDING ITS MANAGEMENT FEES IN THE PROSPECTUS FOR EACH TRUST OR FUND. YOU SHOULD READ THESE PROSPECTUSES BEFORE INVESTING. IF YOU WOULD LIKE A COPY OF ANY TRUST OR FUND PROSPECTUS, PLEASE CONTACT OUR CUSTOMER SERVICE CENTER AT (800) 366-0066.

                                       B9

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                                   APPENDIX C
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                 SURRENDER CHARGE FOR EXCESS WITHDRAWALS EXAMPLE

The following assumes you made an initial premium payment of $25,000 and additional premium payments of $25,000 in each of the second and third contract years, for total premium payments under the Contract of $75,000. It also assumes a withdrawal at the beginning of the fifth contract year of 30% of the contract value of $90,000.

In this example, $22,500 (sum of $15,000 earnings and $75,000 x .10) is the maximum free withdrawal amount that you may withdraw during the contract year without a surrender charge. The total withdrawal would be $27,000 ($90,000 x ..30). Therefore, $4,500 ($27,000 - $22,500) is considered an excess withdrawal of a part of the initial premium payment of $25,000 and would be subject to a 4% surrender charge of $180 ($4,500 x .04).

                                       C1

                    EQUITABLE LIFE INSURANCE COMPANY OF IOWA
  Equitable Life Insurance Company of Iowa is a stock company domiciled in Iowa
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PE - 109654                                                           05/01/2002